                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              UNITRODE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [ ] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:



--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:



--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
     (5) Total fee paid:


--------------------------------------------------------------------------------

     [X] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                                [UNITRODE LOGO]

                 MERGER PROPOSED -- YOUR VOTE IS VERY IMPORTANT


                               September 16, 1999


Dear Unitrode Corporation stockholder,

     The boards of directors of Unitrode Corporation, Texas Instruments Incorporated and Unicorn Acquisition Corp., a wholly owned subsidiary of Texas Instruments, have approved, and the parties have entered into, a merger agreement that, subject to Unitrode stockholder approval, will result in Unicorn Acquisition being merged with and into Unitrode. As a result of the merger, Unitrode will become a wholly owned subsidiary of Texas Instruments. The merger agreement provides that Unitrode stockholders will receive a fraction of a share of Texas Instruments common stock for each share of Unitrode common stock that they own immediately before the merger. The exact fraction of a share will be determined by dividing $38.60 by the average of the daily high and low trading prices of Texas Instruments common stock for the 20 trading day period ending on the second trading day prior to the merger, subject to a minimum of 0.5023 and a maximum of 0.5774 of a share of Texas Instruments common stock for each share of Unitrode common stock.

     AFTER CAREFUL CONSIDERATION, YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE MERGER ON SUBSTANTIALLY THE TERMS AND CONDITIONS SET FORTH IN THE MERGER AGREEMENT AMONG UNITRODE, TEXAS INSTRUMENTS AND UNICORN ACQUISITION IS ADVISABLE AND IS FAIR TO, AND IN THE BEST INTERESTS OF, UNITRODE AND ITS STOCKHOLDERS. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL AND ADOPTION OF THE MERGER.

     The merger cannot be completed unless the holders of Unitrode common stock representing at least 66 2/3% of the votes that may be cast by the holders of all the Unitrode common stock approve and adopt it. We have scheduled a special meeting for you to vote on the merger. YOUR VOTE IS VERY IMPORTANT.


     The meeting will be held on Friday, October 15, 1999 at 10:00 a.m., local time, at the principal offices of Unitrode at 7 Continental Boulevard, Merrimack, New Hampshire 03054.


     Whether or not you plan to attend the meeting, please take the time to vote by completing and mailing the enclosed proxy card or by providing your proxy by telephone or over the Internet, as described on the enclosed proxy card. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be voted in favor of approval and adoption of the merger. Your failure to return your proxy card will be considered a vote against approval and adoption of the merger. Returning the proxy does NOT deprive you of your right to attend the meeting and to vote your shares in person.


     The enclosed proxy statement/prospectus provides you with detailed information about the proposed merger and about Texas Instruments. We encourage you to read this entire document carefully. IN PARTICULAR, YOU SHOULD CONSIDER CAREFULLY THE DISCUSSION IN THE SECTION ENTITLED "RISK FACTORS" BEGINNING ON PAGE 13 OF THE PROXY STATEMENT/PROSPECTUS. You may also obtain information about Unitrode and Texas Instruments from documents that they have filed with the Securities and Exchange Commission. Some of these documents are included with or incorporated by reference into the enclosed proxy statement/prospectus.


     Thank you for your cooperation.

                                            Sincerely,

                                            /s/ ROBERT J. RICHARDSON


                                            Robert J. Richardson

                                            Chairman and Chief Executive Officer

                                [UNITRODE LOGO]

                              UNITRODE CORPORATION

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                             ---------------------


                      TO BE HELD FRIDAY, OCTOBER 15, 1999


To The Stockholders:


     A Special Meeting of Stockholders of Unitrode Corporation, a Maryland corporation, will be held on Friday, October 15, 1999 at 10:00 a.m., local time, at the principal offices of Unitrode at 7 Continental Boulevard, Merrimack, New Hampshire 03054, to consider and to vote upon the following proposals:


          1. To approve and adopt the merger on substantially the terms and conditions set forth in the Agreement and Plan of Merger, dated as of July 25, 1999, by and among Texas Instruments Incorporated, a Delaware corporation, Unicorn Acquisition Corp., a Maryland corporation and a wholly owned subsidiary of Texas Instruments, and Unitrode, pursuant to which, among other things, (i) Unicorn Acquisition will be merged with and into Unitrode, with Unitrode surviving the merger, and (ii) each share of Unitrode's common stock, $.01 par value per share, issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive between approximately 0.5023 and 0.5774 of a share of common stock, $1.00 par value per share, of Texas Instruments, other than fractional shares which will be paid in cash.

          2. Such other business as may properly come before the Special Meeting or any postponement or adjournment thereof.


     These items of business are described in the enclosed proxy statement/prospectus. The Board of Directors has fixed the close of business on September 10, 1999 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting.


     IN ORDER THAT YOUR STOCK MAY BE REPRESENTED AT THE SPECIAL MEETING IN CASE YOU ARE NOT PERSONALLY PRESENT, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ADDRESSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE U.S. REGISTERED STOCKHOLDERS MAY ALSO AUTHORIZE THE PROXIES VIA (1) A TOLL-FREE TELEPHONE CALL FROM THE U.S. AND CANADA OR (2) THE INTERNET. THE TELEPHONE AND INTERNET VOTING PROCEDURES ARE DESIGNED TO AUTHENTICATE STOCKHOLDERS' IDENTITIES, TO ALLOW STOCKHOLDERS TO PROVIDE VOTING INSTRUCTIONS TO THE PROXIES AND TO CONFIRM THAT THEIR VOTING INSTRUCTIONS HAVE BEEN PROPERLY RECORDED. UNITRODE HAS BEEN ADVISED BY COUNSEL THAT THE PROCEDURES WHICH HAVE BEEN PUT IN PLACE ARE CONSISTENT WITH THE REQUIREMENTS OF APPLICABLE LAW. SPECIFIC INSTRUCTIONS TO BE FOLLOWED BY ANY REGISTERED STOCKHOLDER INTERESTED IN PROXY VOTING VIA TELEPHONE OR THE INTERNET ARE SET FORTH ON THE ENCLOSED PROXY CARD.

                                            By order of the Board of Directors,

                                            /s/ ALLAN R. CAMPBELL

                                            Allan R. Campbell
                                            Senior Vice President,
                                            General Counsel and Secretary

7 Continental Boulevard
Merrimack, New Hampshire 03054

September 16, 1999




          [TI LOGO]                          [UNITRODE LOGO]


                           PROXY STATEMENT/PROSPECTUS

                             ---------------------

 MERGER PROPOSED -- THE VOTE OF UNITRODE CORPORATION STOCKHOLDERS IS IMPORTANT

     The boards of directors of Texas Instruments Incorporated, a Delaware corporation, Unicorn Acquisition Corp., a Maryland corporation and a wholly owned subsidiary of Texas Instruments, and Unitrode Corporation, a Maryland corporation, have approved, and the parties have entered into, a merger agreement under which Unicorn Acquisition would merge with and into Unitrode and Unitrode would become a wholly owned subsidiary of Texas Instruments.


     This proxy statement/prospectus is being sent to stockholders of Unitrode in connection with the solicitation of proxies by the board of directors of Unitrode for use at the special meeting of Unitrode stockholders to be held on October 15, 1999, to consider and to vote upon the proposed merger. This proxy statement also constitutes a prospectus with respect to the shares of Texas Instruments common stock to be issued to Unitrode stockholders in the merger, including shares that may be issued in connection with the exercise of outstanding Unitrode stock options prior to the merger.



     The merger agreement provides that Unitrode stockholders will receive a fraction of a share of Texas Instruments common stock for each share of Unitrode common stock that they own immediately before the merger. The exact fraction of a share will be determined by dividing $38.60 by the average of the daily high and low trading prices of Texas Instruments common stock for the 20 trading day period ending on the second trading day prior to the merger, subject to a minimum of 0.5023 and a maximum of 0.5774 of a share of Texas Instruments common stock for each share of Unitrode common stock. If the merger is completed, Unitrode stockholders will collectively own or be entitled to receive an aggregate of between approximately 2.1% and 2.4% of outstanding Texas Instruments common stock, depending upon the number of shares of Texas Instruments common stock issued pursuant to the merger.



     Pursuant to a voting agreement executed concurrently with the merger agreement, officers and directors of Unitrode holding an aggregate of approximately 2.6% of the shares of Unitrode common stock entitled to vote on the merger have agreed to vote in favor of approval and adoption of the merger.


     After careful consideration, the board of directors of Unitrode has determined that the merger on substantially the terms and conditions set forth in the merger agreement is advisable and is fair to, and in the best interests of, its stockholders and recommends that its stockholders vote in favor of approval and adoption of the merger.

                             ---------------------

     Texas Instruments common stock is traded on the New York Stock Exchange under the symbol "TXN." Texas Instruments intends to have the shares of Texas Instruments common stock offered in connection with the merger listed on the New York Stock Exchange.

      WE URGE YOU TO CAREFULLY REVIEW THE RISK FACTORS DESCRIBED IN THIS PROXY STATEMENT/ PROSPECTUS BEGINNING ON PAGE 13.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROXY STATEMENT/ PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     This proxy statement/prospectus is dated September 16, 1999, and was first mailed to the stockholders of Unitrode on or about September 16, 1999.

                       SOURCES OF ADDITIONAL INFORMATION

     THIS PROXY STATEMENT/PROSPECTUS INCORPORATES IMPORTANT BUSINESS AND FINANCIAL INFORMATION ABOUT TEXAS INSTRUMENTS AND UNITRODE FROM DOCUMENTS THAT ARE NOT INCLUDED IN OR DELIVERED WITH THIS DOCUMENT. THIS INFORMATION IS AVAILABLE TO YOU WITHOUT CHARGE UPON YOUR WRITTEN OR ORAL REQUEST. YOU CAN OBTAIN DOCUMENTS INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT/PROSPECTUS, OTHER THAN SOME OF THE EXHIBITS TO THOSE DOCUMENTS, BY REQUESTING THEM IN WRITING OR BY TELEPHONE AT THE FOLLOWING ADDRESSES OR TELEPHONE NUMBERS:

        TEXAS INSTRUMENTS INCORPORATED                      UNITRODE CORPORATION
        ATTENTION: INVESTOR RELATIONS                  ATTENTION: INVESTOR RELATIONS
               8505 FOREST LANE                           7 CONTINENTAL BOULEVARD
             DALLAS, TEXAS 75243                       MERRIMACK, NEW HAMPSHIRE 03054
                (972) 995-3773                                 (603) 424-2410


     IF YOU WOULD LIKE TO REQUEST DOCUMENTS, PLEASE DO SO BY OCTOBER 8, 1999 IN ORDER TO RECEIVE THEM BEFORE THE SPECIAL MEETING OF UNITRODE STOCKHOLDERS.



     ALSO SEE THE SECTIONS ENTITLED "INCORPORATION BY REFERENCE TO OTHER DOCUMENTS" ON PAGES 65 AND 66 AND "WHERE YOU CAN FIND MORE INFORMATION ABOUT TEXAS INSTRUMENTS" ON PAGE 66 AND "WHERE YOU CAN FIND MORE INFORMATION ABOUT UNITRODE" ON PAGE 67 OF THIS PROXY STATEMENT/PROSPECTUS.


     TEXAS INSTRUMENTS HAS SUPPLIED ALL OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS RELATING TO TEXAS INSTRUMENTS AND UNICORN ACQUISITION, AND UNITRODE HAS SUPPLIED ALL OF THE INFORMATION RELATING TO UNITRODE.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS OR IN THE DOCUMENTS INCORPORATED BY REFERENCE. NONE OF TEXAS INSTRUMENTS, UNICORN ACQUISITION OR UNITRODE HAS AUTHORIZED ANYONE TO GIVE YOU ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT EITHER THE MERGER OR THE OTHER TRANSACTIONS THAT ARE DISCUSSED IN THIS PROXY STATEMENT/PROSPECTUS OTHER THAN THE INFORMATION OR REPRESENTATIONS CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS OR IN THE DOCUMENTS INCORPORATED BY REFERENCE. IF YOU ARE GIVEN ANY INFORMATION ABOUT THESE MATTERS THAT IS NOT DISCUSSED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT/PROSPECTUS, YOU MUST NOT RELY ON THAT INFORMATION.

     THIS PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SECURITIES IN ANY LOCATION WHERE OR TO ANY PERSON TO WHOM TEXAS INSTRUMENTS IS NOT PERMITTED TO OFFER OR TO SELL SECURITIES UNDER APPLICABLE LAW.

     THE DELIVERY OF THIS PROXY STATEMENT/PROSPECTUS OR THE COMMON STOCK OF TEXAS INSTRUMENTS OFFERED BY THIS PROXY STATEMENT/PROSPECTUS DOES NOT, UNDER ANY CIRCUMSTANCE, MEAN THAT THERE HAS NOT BEEN A CHANGE IN THE AFFAIRS OF TEXAS INSTRUMENTS OR UNITRODE SINCE THE DATE OF THIS PROXY STATEMENT/PROSPECTUS. IT ALSO DOES NOT MEAN THAT THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS CORRECT AFTER THIS DATE OR THAT THE INFORMATION IN THE DOCUMENTS INCORPORATED BY REFERENCE IS CORRECT AFTER THE RESPECTIVE DATES OF THOSE DOCUMENTS.

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
ANSWERS TO FREQUENTLY ASKED QUESTIONS
  ABOUT THE MERGER.....................    1
SUMMARY................................    3
RISK FACTORS...........................   13
  The value of the merger consideration
     is not fixed and, therefore, could
     be less than anticipated by
     Unitrode stockholders.............   13
  Unitrode officers and directors have
     conflicts of interest that may
     influence them to support or
     recommend the merger..............   13
  Texas Instruments may have difficulty
     integrating Unitrode's operations
     and retaining important employees
     of Unitrode.......................   13
  The integration of Unitrode will
     require substantial time and
     effort of key managers of Texas
     Instruments, which could divert
     the attention of those managers
     from other matters................   14
  Unitrode stockholders should not
     place undue reliance on
     forward-looking information.......   14
TEXAS INSTRUMENTS UNAUDITED PRO FORMA
  COMBINED FINANCIAL INFORMATION.......   15
THE UNITRODE SPECIAL MEETING...........   23
  General..............................   23
  Matters to be Considered at the
     Unitrode Special Meeting..........   23
  Date, Time and Place.................   23
  Record Date; Quorum..................   23
  Votes Required.......................   23
  Voting by Unitrode's Executive
     Officers and Directors............   24
  Voting of Proxies; Revocability of
     Proxies...........................   24
  Solicitation of Proxies..............   25
  Availability of Principal
     Accountants.......................   25
THE MERGER.............................   25
  Background...........................   25
  Reasons for the Merger...............   26
  Recommendation of the Board of
     Directors of Unitrode.............   28
  Opinion of Financial Advisor to the
     Board of Directors of Unitrode....   28


                                         PAGE
                                         ----
  Interests of Certain Persons in the
     Merger............................   35
  Employee Benefit Plans...............   37
  No Dissenters' Appraisal Rights......   37
  Accounting Treatment.................   37
  Federal Securities Laws
     Consequences......................   37
  Comparison of Rights of Stockholders
     of Texas Instruments and
     Unitrode..........................   38
  U.S. Federal Income Tax Consequences
     of the Merger.....................   47
  Regulatory Matters...................   48
THE MERGER AGREEMENT...................   49
  General..............................   49
  Completion and Effectiveness of the
     Merger............................   49
  Conversion of Shares of Unitrode
     Common Stock......................   49
  Treatment of Stock Options...........   50
  Treatment of Restricted Stock........   50
  Exchange Procedures..................   50
  Directors and Officers...............   51
  Charter and Bylaws...................   51
  Representations and Warranties.......   51
  Conduct of Business Before Completion
     of the Merger.....................   53
  Conditions to the Completion of the
     Merger............................   55
  Additional Covenants of Unitrode and
     Texas Instruments.................   58
  Termination of the Merger
     Agreement.........................   60
  Indemnification of Unitrode's
     Directors and Officers............   62
  Amendment of the Merger Agreement....   62
  Extension and Waiver.................   63
VOTING AGREEMENT.......................   63
STOCK OPTION AGREEMENT.................   63
  General..............................   63
  Exercise of the Option; Profit
     Limitations.......................   63
  Termination of the Option............   64
  Other Provisions.....................   64
BUSINESS OF TEXAS INSTRUMENTS..........   64
  Incorporation by Reference to Other
     Documents.........................   65
  Where You Can Find More Information
     About Texas Instruments...........   66
BUSINESS OF UNITRODE...................   66

                                         PAGE
                                         ----
  Incorporation by Reference to Other
     Documents.........................   66
  Where You Can Find More Information
     About Unitrode....................   67
DESCRIPTION OF CAPITAL STOCK OF TEXAS
  INSTRUMENTS..........................   67
  General..............................   67
  The Common Stock.....................   67
  The Preferred Stock..................   68
  The Rights Plan......................   68
LEGAL MATTERS..........................   69
INDEPENDENT AUDITORS...................   70

                                         PAGE
                                         ----
STOCKHOLDER PROPOSALS FOR UNITRODE'S
  2000 ANNUAL MEETING OF STOCKHOLDERS
  IF THE MERGER IS NOT CONSUMMATED.....   70
ANNEX A -- Agreement and Plan of
           Merger......................  A-1
ANNEX B -- Voting Agreement............  B-1
ANNEX C -- Stock Option Agreement......  C-1
ANNEX D -- Opinion of Broadview
           International LLC...........  D-1

             ANSWERS TO FREQUENTLY ASKED QUESTIONS ABOUT THE MERGER

Q: When do you expect the merger to be completed?

A: We are working towards completing the merger as quickly as possible. For the merger to be completed, the Unitrode stockholders must approve and adopt it at the special meeting of Unitrode stockholders. We expect to complete the merger promptly following the Unitrode special meeting.

Q: What will Unitrode stockholders receive in the merger?

A: For each share of Unitrode common stock you own, you will receive a fraction of a share of Texas Instruments common stock equal to the exchange ratio, which is determined as set forth below:

- if the average of the daily high and low trading prices of Texas Instruments common stock for the 20 trading day period ending on the second trading day prior to the merger is greater than $76.85, the exchange ratio will be 0.5023;

- if the average of the daily high and low trading prices of Texas Instruments common stock for the 20 trading day period ending on the second trading day prior to the merger is less than or equal to $76.85 but greater than or equal to $66.85, the exchange ratio will be determined by dividing $38.60 by that average trading price; and

- if the average of the daily high and low trading prices of Texas Instruments common stock for the 20 trading day period ending on the second trading day prior to the merger is less than $66.85, the exchange ratio will be 0.5774.

     The following chart shows a range of exchange ratios and the value of consideration you would receive for each share of your Unitrode common stock based on several assumed average trading prices of Texas Instruments common stock during the 20 day trading period. To determine the number of shares of Texas Instruments common stock you would receive in the merger, simply multiply the number of shares of Unitrode common stock you own by the applicable exchange ratio. Any resulting fractional shares will be paid in cash.


   AVERAGE TRADING                  VALUE OF A
       PRICE OF                      SHARE OF
  TEXAS INSTRUMENTS     EXCHANGE     UNITRODE
     COMMON STOCK        RATIO     COMMON STOCK
  -----------------     --------   ------------
$90.00................   .5023        $45.21
 85.00................   .5023         42.70
 80.00................   .5023         40.18
 76.85................   .5023         38.60
 75.00................   .5147         38.60
 70.00................   .5514         38.60
 66.85................   .5774         38.60
 65.00................   .5774         37.53
 60.00................   .5774         34.64



     If the 20 day average trading price had been determined on September 13, 1999, it would have been $81.36, which would have resulted in an exchange ratio of .5023. The average trading price does not represent the actual value of the shares of Texas Instruments common stock you will receive in the merger. The value of those shares will depend on the market price of Texas Instruments common stock at the time you receive them.



     For a more detailed discussion of the formula that will be used under the merger agreement to determine the number of shares of Texas Instruments common stock that you will receive in connection with the merger, see the section entitled "The Merger Agreement -- Conversion of Shares of Unitrode Common Stock" on page 49.


Q: When will Unitrode stockholders receive shares of Texas Instruments common stock?

A: Shortly following the merger you will receive a letter of transmittal to complete and return along with your Unitrode stock certificates. Once you have done so, Texas Instruments will issue you shares of Texas Instruments common stock.

Q: What are the U.S. federal income tax consequences of the merger to Unitrode stockholders?

A: In general, holders of Unitrode common stock will not recognize gain or loss for U.S. federal income tax purposes on the exchange of their stock in the merger, except with respect to any cash they receive in lieu of fractional shares of Texas Instruments common stock.

Q: What percentage of Texas Instruments will Unitrode stockholders own following the merger?


A: Based on the number of shares of Unitrode common stock outstanding as of the record date, Unitrode stockholders will collectively own between 16,578,952 and 19,057,708 shares of Texas Instruments common stock in connection with the merger, depending upon the average trading price of Texas Instruments common stock. The table below shows the approximate minimum and maximum percentage ownership of Texas Instruments that shares of Texas Instruments common stock issued to Unitrode stockholders will represent following the merger, based on the number of shares of Texas Instruments common stock outstanding as of September 10, 1999.



   SHARES OF TEXAS INSTRUMENTS      PERCENTAGE
       COMMON STOCK ISSUED         OWNERSHIP OF
     OR ISSUABLE TO UNITRODE          TEXAS
          STOCKHOLDERS             INSTRUMENTS
   ---------------------------     ------------
16,578,952.......................       2.1%
19,057,708.......................       2.4%


Q: What should Unitrode stockholders do now?


A: After you have carefully read this proxy statement/prospectus, indicate how you want to vote by completing and signing the enclosed proxy card. After completing the proxy card, sign and mail it in the enclosed prepaid return envelope marked "Proxy" as soon as possible so that your shares may be represented and voted at the special meeting. Please do not send your Unitrode stock certificates with your proxy card. After the merger is completed, you will receive written instructions for exchanging your stock certificates.


     You may also provide your proxy by a toll-free telephone call from the U.S. and Canada or over the Internet. The enclosed proxy card contains specific instructions for you to follow if you are interested in proxy voting by telephone or over the Internet.

     If you sign and send your proxy card and do not indicate how you want to vote, we will count your proxy as a vote in favor of approval and adoption of the merger. If you abstain from voting or do not vote, it will have the effect of a vote against approval and adoption of the merger.


     The special meeting will take place on October 15, 1999. Even if you have signed and mailed your proxy card or provided your proxy by telephone or over the Internet, you may still attend the special meeting and vote your shares in person.


Q: Can Unitrode stockholders change their votes after mailing signed proxy cards or providing their proxy by telephone or over the Internet?


A: Yes. There are five ways in which you may revoke your proxy before it is exercised and change your vote:



- First, you may send a written notice revoking your proxy to the Secretary of Unitrode.



- Second, you may complete and submit a new, later-dated proxy card.



- Third, you may proxy vote by telephone on a later date than an earlier submitted proxy.



- Fourth, you may proxy vote over the Internet on a later date than an earlier submitted proxy.


- Fifth, you may attend the Unitrode special meeting and vote in person.

     Simply attending the Unitrode special meeting, however, will not revoke your proxy.

Q: If my Unitrode shares are held in "street name" by my broker, will my broker vote my shares for me?

A: Your broker will vote your Unitrode shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without instructions, your shares will not be voted, which will have the effect of a vote against approval and adoption of the merger.

                                    SUMMARY


     This brief summary highlights selected information from this proxy statement/prospectus. It does not contain all of the information that may be important to you in deciding how to vote. We urge you to read carefully the entire proxy statement/prospectus and the other documents to which this proxy statement/ prospectus refers for further information about the merger. Except for documents included as annexes, all information with respect to Texas Instruments common stock included in this proxy statement/prospectus reflects a two-for-one stock split declared by Texas Instruments' board of directors on July 15, 1999 and paid to Texas Instruments stockholders on August 16, 1999. To learn how to obtain more information about Texas Instruments, see page 66. To learn how to obtain more information about Unitrode, see page 67. Each item in this summary includes a page reference directing you to a more complete description of that item.


THE COMPANIES

TEXAS INSTRUMENTS INCORPORATED (See page 64)
8505 FOREST LANE, P.O. BOX 660199
DALLAS, TEXAS 75266-0199
(972) 995-3773

     Texas Instruments is a global semiconductor company and the world's leading designer and supplier of digital signal processing and analog technologies, the engines driving the digitalization of electronics. Headquartered in Dallas, Texas, Texas Instruments' businesses also include materials and controls, educational and productivity solutions and digital imaging. Texas Instruments has manufacturing or sales operations in more than 25 countries.

UNITRODE CORPORATION (See page 66)
7 CONTINENTAL BOULEVARD
MERRIMACK, NEW HAMPSHIRE 03054
(603) 424-2410

     Unitrode is a major designer and supplier of power management components and interface products. Unitrode designs and manufactures analog/linear and mixed-signal integrated circuits, modules and non-volatile products, principally to perform power management, portable power and interface functions. Headquartered in Merrimack, New Hampshire, Unitrode's products, branded under the Unitrode and Benchmarq Microelectronics names, are sold throughout the world for a variety of computer, tele- and data-communications, defense/aerospace, industrial and automotive applications.

THE SPECIAL MEETING (See page 23)


     Unitrode will hold the special meeting at its principal offices at 7 Continental Boulevard, Merrimack, New Hampshire 03054, at 10:00 a.m., local time, on October 15, 1999. At the special meeting, Unitrode is asking the holders of its common stock to approve and adopt the merger.


RECOMMENDATION OF UNITRODE'S BOARD OF DIRECTORS (See page 23)

     After careful consideration, the Unitrode board of directors has determined that the merger on substantially the terms and conditions set forth in the merger agreement is advisable and is fair to, and in the best interests of, Unitrode and its stockholders. The Unitrode board of directors has unanimously approved the merger and the merger agreement and unanimously recommends that Unitrode stockholders vote "for" approval and adoption of the merger.

OPINION OF UNITRODE'S FINANCIAL ADVISOR (See page 28)

     Broadview International LLC, Unitrode's financial advisor, delivered an opinion to Unitrode's board of directors that, subject to the considerations described in the opinion, the exchange ratio in the merger is fair, from a financial point of view, to Unitrode stockholders. The complete opinion of Broadview is attached as Appendix D. We urge you to read the opinion in its entirety.

UNITRODE STOCKHOLDER APPROVAL (See page 23)


     The approval and adoption of the merger requires the affirmative vote of at least 66 2/3% of the shares of Unitrode common stock outstanding on September 10, 1999, the record date for the special meeting. You are entitled to cast one vote per share of Unitrode common stock you owned as of the record date.

     As of the record date for the special meeting, directors and executive officers of Unitrode beneficially owned and were entitled to vote shares of Unitrode common stock representing approximately 2.7% of the total voting power of all outstanding shares of Unitrode common stock. The directors and executive officers of Unitrode have agreed or indicated they intend to vote the Unitrode common stock owned by them "for" approval and adoption of the merger.


PROCEDURE FOR CASTING YOUR VOTE (See page 24)

     Please mail your signed proxy card in the enclosed return envelope or provide your proxy by telephone or over the Internet, as described on the proxy card enclosed with this proxy statement/prospectus, as soon as possible so that your shares of Unitrode common stock may be represented and voted at the special meeting. If you do not include instructions on how to vote your proxy, your shares will be voted "for" approval and adoption of the merger.

PROCEDURE FOR CASTING YOUR VOTE IF YOUR SHARES ARE HELD BY YOUR BROKER IN "STREET NAME" (See page 24)

     Your broker will vote your shares only if you provide instructions on how to vote by following the instructions provided to you by your broker. If you do not provide your broker with voting instructions, your shares will not be voted at the Unitrode special meeting and it will have the same effect as voting against approval and adoption of the merger.

PROCEDURE FOR CHANGING YOUR VOTE (See page 24)

     If you want to change your vote, just send a later-dated, signed proxy card, or proxy vote by telephone or over the Internet on a later date than your earlier submitted proxy, before the Unitrode special meeting or attend the special meeting and vote your shares in person. You may also revoke your proxy by sending written notice to the Secretary of Unitrode before the special meeting.

PROCEDURE FOR EXCHANGING YOUR STOCK CERTIFICATES (See page 50)

     After the merger is completed, you will receive written instructions for exchanging your Unitrode stock certificates for Texas Instruments stock certificates. Do not send your Unitrode stock certificates now.

THE MERGER AGREEMENT

     The merger agreement is attached to this proxy statement/prospectus as Annex A. Please read the merger agreement in its entirety. It is the legal document that governs your rights in connection with the merger.

Conditions to Completion of the Merger (See page 55)

     Texas Instruments' and Unitrode's obligations to complete the merger are subject to a number of conditions, including the following:

     - approval and adoption of the merger by the Unitrode stockholders;

     - the expiration or termination of the waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; and

     - no injunction being entered by a court preventing the merger and no continuing injunction proceeding being instituted by a governmental entity.

     Unitrode's obligation to complete the merger is also subject to the following additional conditions:

     - the representations and warranties made by Texas Instruments and Unicorn Acquisition in the merger agreement are accurate in all material respects;

     - Texas Instruments has performed or complied with all conditions to the consummation of the merger contained in the merger agreement; and

     - Unitrode has received an opinion of its tax counsel, Skadden, Arps, Slate, Meagher & Flom LLP, to the effect that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

     Each of Texas Instruments' and Unicorn Acquisition's obligation to complete the merger is also subject to the following additional conditions:

     - the representations and warranties made by Unitrode in the merger agreement are accurate in all material respects;

     - Unitrode has performed or complied with all conditions to the consummation of the merger contained in the merger agreement;

     - Texas Instruments has received an opinion of its tax counsel, Weil, Gotshal & Manges LLP, to the effect that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code;

     - the receipt of all authorizations, consents or other approvals of any domestic or foreign governmental entity (including Germany) required in connection with the merger; and

     - the receipt of letters from Pricewaterhouse-Coopers LLP and Ernst & Young LLP regarding the treatment of the merger as a "pooling of interests" for accounting purposes.

     In the event Texas Instruments or Unitrode determines to waive compliance with any of these conditions, they will seek the advice of counsel with respect to whether this proxy statement/prospectus should be revised and recirculated to stockholders to reflect the waiver.

Termination of the Merger Agreement (See page 60)

     As summarized below, the merger agreement may be terminated under certain circumstances at any time before the completion of the merger.

     The merger agreement may be terminated by mutual consent of Texas Instruments and Unitrode, whether before or after the vote by Unitrode stockholders.

     The merger agreement may also be terminated by either Texas Instruments or Unitrode under any of the following circumstances:

     - if the merger is not completed by February 29, 2000, except that either Texas Instruments or Unitrode may extend that termination date if they reasonably determine in good faith that additional time is necessary to obtain any required governmental consents or approvals;

     - if Unitrode stockholders do not approve and adopt the merger at the special meeting;

     - if any final and non-appealable law prohibits the completion of the merger; or

     - if any governmental entity has failed to issue an order or ruling or has not taken any action necessary for certain conditions to the closing of the merger to be met.

     Unitrode may terminate the merger agreement under the following circumstances:


     - if, pursuant to the terms and conditions of the merger agreement, prior to Unitrode stockholder approval of the merger, the Unitrode board of directors authorizes Unitrode to enter into a binding agreement relating to an unsolicited proposal by a third party to acquire Unitrode on terms determined by the Unitrode board of directors to be more favorable than the terms of the merger with Texas Instruments; or



     - if Texas Instruments or Unicorn Acquisition has breached any representation, warranty, covenant or agreement in the merger agreement that cannot be cured and would cause certain conditions to the consummation of the merger not to be met before February 29, 2000.


     Texas Instruments may terminate the merger agreement under the following circumstances:

     - if Unitrode enters into a binding agreement for a proposal by a third party to acquire Unitrode on terms determined by the Unitrode board of directors to be more favorable than the terms of the merger with Texas Instruments;

     - if the Unitrode board of directors has withdrawn or adversely modified its approval or recommendation of the merger; or

     - if Unitrode has breached any representation, warranty, covenant or agreement in the merger agreement that cannot be cured and would cause certain conditions to the consummation of the merger not to be met before February 29, 2000.



Termination Fees (See page 62)


     Unitrode has agreed to pay Texas Instruments a termination fee of $41,700,000 if the merger agreement is terminated in any of the following circumstances:


     - if, prior to Unitrode stockholder approval of the merger, Unitrode terminates the merger agreement pursuant to the terms and conditions of the merger agreement after the Unitrode board of directors authorizes Unitrode to enter into a binding agreement relating to an unsolicited proposal by a third party to acquire Unitrode on terms determined by the Unitrode board of directors to be more favorable than the terms of the merger with Texas Instruments;



     - if either Texas Instruments or Unitrode terminates the merger agreement because Unitrode's stockholders do not approve and adopt the merger after a third party has made or announced an intention to make an unsolicited acquisition proposal to acquire Unitrode, and within nine months of the termination, Unitrode has entered into an agreement with, or completes an extraordinary transaction with, a third party regarding an acquisition of Unitrode;


     - if Texas Instruments terminates the merger agreement because Unitrode enters into a binding agreement for a proposal by a third party to acquire Unitrode on terms determined by the Unitrode board of directors to be more favorable than the terms of the merger with Texas Instruments, or the Unitrode board of directors withdraws or adversely modifies its approval or recommendation of the merger; or

     - if Texas Instruments terminates the merger agreement because Unitrode, in violation of the terms and conditions of the merger agreement, solicits a proposal to acquire Unitrode from any party other than Texas Instruments or Unicorn Acquisition or participates in any discussions or negotiations regarding an acquisition, furnishes any information to any third person or takes any other actions that may reasonably be expected to lead to a proposal for an acquisition of Unitrode by any party other than Texas Instruments or Unicorn Acquisition.


NO DISSENTERS' APPRAISAL RIGHTS (See page 37)


     Because Unitrode's common stock is traded on the New York Stock Exchange, holders of Unitrode common stock who do not vote in favor of approval and adoption of the merger will not be entitled under the Maryland General Corporation Law to exercise dissenting stockholders' appraisal rights with respect to their shares of Unitrode common stock.

ACCOUNTING TREATMENT (See page 37)

     We expect the merger to qualify as a "pooling of interests" under generally accepted accounting principles, which means that for accounting and financial reporting purposes, the recorded assets and liabilities of Unitrode will be carried forward and combined with those of Texas Instruments at their recorded amounts.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO UNITRODE STOCKHOLDERS (See page 47)

     The merger is intended to qualify as a nontaxable transaction and we expect that the exchange of your shares of Unitrode common stock for shares of Texas Instruments common stock will generally not cause you to recognize any gain or loss for U.S. federal income tax purposes. You will, however, have to recognize income or gain in connection with any cash you receive in lieu of fractional shares of Texas Instruments common stock.

     TAX MATTERS ARE VERY COMPLICATED AND THE TAX CONSEQUENCES OF THE MERGER TO YOU WILL DEPEND ON THE FACTS OF YOUR OWN SITUATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS FOR A FULL UNDERSTANDING OF THE TAX CONSEQUENCES OF THE MERGER TO YOU.

REGULATORY MATTERS (See page 48)

     The merger is subject to antitrust laws in the United States and Germany. We have made the required filings with the U.S. Department of Justice and the Federal Trade Commission as well as the appropriate German regulatory agency. On

August 17, 1999, the Federal Trade Commission granted early termination of the applicable waiting period. On September 13, 1999, the appropriate German regulatory agency approved the transaction. Despite the termination of applicable waiting periods under U.S. antitrust laws, we cannot assure you that the U.S. Department of Justice or the Federal Trade Commission, appropriate foreign regulatory agencies or others will not challenge the merger at any time before or after its completion.


VOTING AGREEMENT (See page 63)


     In order to induce Texas Instruments to enter into the merger agreement, some officers and directors of Unitrode entered into a voting agreement with Texas Instruments on July 25, 1999. Those officers and directors who signed the voting agreement have agreed to vote an aggregate of 867,962 shares of Unitrode common stock held by them, representing approximately 2.6% of the total outstanding voting power as of the record date, in favor of approval and adoption of the merger.


STOCK OPTION AGREEMENT (See page 63)


     In order to induce Texas Instruments to enter into the merger agreement, Unitrode and Texas Instruments entered into a stock option agreement, pursuant to which Unitrode granted Texas Instruments an irrevocable option to purchase for $38.60 per share up to 6,470,760 shares of Unitrode common stock, subject to adjustment. The shares granted in the option give Texas Instruments the right to purchase up to 19.9% of the stock entitled to vote for the election of directors of Unitrode that is issued and outstanding at the time of the exercise of the option. The option is exercisable in the event the merger agreement is terminated under circumstances in which Texas Instruments is or may be entitled to receive a termination fee.


INTERESTS OF CERTAIN PERSONS IN THE MERGER (See page 35)

     In considering the recommendation of the Unitrode board of directors with respect to the merger and the transactions contemplated by the merger agreement, stockholders of Unitrode should be aware that some members of management and the board of directors of Unitrode have particular interests in the merger that are different from, or in addition to, the interests of stockholders of Unitrode generally.

RISK FACTORS (See page 13)

     Stockholders of Unitrode are urged to consider the items under the section entitled "Risk Factors" beginning on page 13 in determining whether to vote in favor of approval and adoption of the merger.

            SELECTED HISTORICAL FINANCIAL DATA OF TEXAS INSTRUMENTS

     Set forth below is selected financial data for Texas Instruments for and as of the periods indicated. This selected historical financial data is only a summary and we urge you to read this summary in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the financial statements and related notes to those financial statements contained in Texas Instruments' annual report on Form 10-K for the year ended December 31, 1998, as amended, and quarterly report on Form 10-Q for the quarter ended June 30, 1999.

                                                   IN MILLIONS, EXCEPT PER-SHARE DATA
                                                                                          SIX MONTHS
                                                    YEAR ENDED                               ENDED
                                                   DECEMBER 31,                            JUNE 30,
                               ----------------------------------------------------   -------------------
                                 1998       1997       1996       1995       1994       1999       1998
                               --------   --------   --------   --------   --------   --------   --------
INCOME STATEMENT DATA:
Net revenues.................  $  8,460   $  9,750   $  9,940   $ 11,409   $  8,608   $  4,385   $  4,353
Operating costs and
  expenses...................     8,061      9,135      9,966      9,970      7,682      3,632      4,413
                               --------   --------   --------   --------   --------   --------   --------
Profit (loss) from
  operations.................       399        615        (26)     1,439        926        753        (60)
Other income (expense),
  net........................       218         98          3         31        (39)       106        156
                               --------   --------   --------   --------   --------   --------   --------
Income (loss) from continuing
  operations before provision
  for income taxes and
  extraordinary item.........       617        713        (23)     1,470        887        859         96
Provision for income taxes...       210        411         23        474        295        292         33
                               --------   --------   --------   --------   --------   --------   --------
Income (loss) from continuing
  operations before
  extraordinary item.........  $    407   $    302   $    (46)  $    996   $    592   $    567   $     63
                               ========   ========   ========   ========   ========   ========   ========
Diluted earnings (loss) per
  common share from
  continuing operations
  before extraordinary
  item(1)....................  $    .51   $    .38   $   (.06)  $   1.29   $    .78   $    .70   $    .08
Basic earnings (loss) per
  common share from
  continuing operations
  before extraordinary
  item(1)....................  $    .52   $    .39   $   (.06)  $   1.33   $    .81   $    .72   $    .08
Dividends declared per common
  share(1)...................  $   .128   $    .17   $    .17   $    .16   $   .118   $   .085   $   .043
Average common and dilutive
  potential common shares
  outstanding during period,
  in thousands(1)............   801,858    795,454    758,776    774,524    763,418    810,444    801,690


                                                               IN MILLIONS
                                                            AS OF DECEMBER 31,                     AS OF
                                           ----------------------------------------------------   JUNE 30,
                                             1998       1997       1996       1995       1994       1999
                                           --------   --------   --------   --------   --------   --------
BALANCE SHEET DATA:
Cash and short-term investments..........  $  2,249   $  3,020   $    978   $  1,553   $  1,290   $  1,743
Working capital..........................     2,650      3,607      1,968      2,566      1,965      2,743
Total assets.............................    11,250     10,849      9,360      8,748      6,468     11,047
Long-term debt...........................     1,027      1,286      1,697        804        808      1,223
Total stockholders' equity...............     6,527      5,914      4,097      4,095      3,039      6,721


---------------

(1) Reflects a two-for-one stock split declared by Texas Instruments' board of directors on July 15, 1999 and paid to Texas Instruments stockholders on August 16, 1999.

                 SELECTED HISTORICAL FINANCIAL DATA OF UNITRODE

     Set forth below is selected financial data for Unitrode for and as of the periods indicated. This selected historical financial data is only a summary and we urge you to read this summary in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the financial statements and related notes to those financial statements contained in Unitrode's annual report on Form 10-K for the year ended January 31, 1999 and quarterly report on Form 10-Q for the quarter ended July 31, 1999.

                                                        IN THOUSANDS, EXCEPT PER-SHARE DATA
                                              YEAR ENDED JANUARY 31,                         SIX MONTHS ENDED
                               ----------------------------------------------------   ------------------------------
                                 1999       1998       1997       1996       1995     JULY 31, 1999   AUGUST 1, 1998
                               --------   --------   --------   --------   --------   -------------   --------------
STATEMENT OF OPERATIONS DATA:
Net revenues.................  $157,801   $222,040   $173,679   $145,363   $118,386      $94,739         $75,829
Cost of revenues.............    85,988    105,133     85,571     72,572     62,821       48,760          42,929
                               --------   --------   --------   --------   --------      -------         -------
  Gross profit...............    71,813    116,907     88,108     72,791     55,565       45,979          32,900
Operating costs and
  expenses...................    61,079     65,226     52,185     44,780     43,532       35,716          30,579
                               --------   --------   --------   --------   --------      -------         -------
Income from operations.......    10,734     51,681     35,923     28,011     12,033       10,263           2,321
Other income (expense),
  net........................     4,479      6,396      5,032      4,013      2,703        5,208             521
                               --------   --------   --------   --------   --------      -------         -------
Income before taxes..........    15,213     58,077     40,955     32,024     14,736       15,471           2,842
Provision for income taxes...     6,567     21,171     13,216     10,703      3,333        6,991           1,880
                               --------   --------   --------   --------   --------      -------         -------
Net income...................  $  8,646   $ 36,906   $ 27,739   $ 21,321   $ 11,403      $ 8,480         $   962
                               ========   ========   ========   ========   ========      =======         =======
Basic earnings per share.....  $    .27   $   1.20   $    .93   $    .75   $    .39      $   .26         $   .03
Diluted earnings per share...       .27       1.13        .89        .71        .37          .25             .03
Average common and dilutive
  potential common shares
  outstanding during period,
  in thousands...............    32,601     32,709     31,096     30,087     30,815       33,613          32,524

                                                               IN THOUSANDS
                                                            AS OF JANUARY 31,                      AS OF
                                           ----------------------------------------------------   JULY 31,
                                             1999       1998       1997       1996       1995       1999
                                           --------   --------   --------   --------   --------   --------
BALANCE SHEET DATA:
Cash and short-term investments..........  $ 91,551   $ 85,107   $ 67,466   $ 48,881   $ 36,313   $102,856
Working capital..........................   126,403    100,367     78,277     62,530     45,133    139,888
Total assets.............................   239,964    242,887    179,212    142,309    117,912    260,300
Long-term debt...........................        --        702      1,260        891      2,632         --
Total stockholders' equity...............   209,320    193,586    141,883    110,673     89,285    223,472

               COMPARATIVE MARKET PRICE AND DIVIDEND INFORMATION

COMPARATIVE MARKET PRICE DATA


     The following table presents trading information for Texas Instruments common stock and Unitrode common stock on the New York Stock Exchange on July 23, 1999 and September 13, 1999. July 23, 1999 was the last full trading day prior to our announcement of the signing of the merger agreement. September 13, 1999 was the last trading day for which it was practicable to include information in this proxy statement/prospectus. YOU ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR THE TEXAS INSTRUMENTS COMMON STOCK AND THE UNITRODE COMMON STOCK.



                                           TEXAS INSTRUMENTS COMMON STOCK     UNITRODE COMMON STOCK
                                          --------------------------------   ------------------------
                                            HIGH        LOW        CLOSE      HIGH     LOW     CLOSE
                                          --------    --------    --------   ------   ------   ------
July 23, 1999...........................   $70.13      $68.63      $69.50    $26.75   $26.50   $26.75
September 13, 1999......................    90.06       88.63       89.00     45.25    43.94    44.13



     On September 10, 1999 there were approximately 28,233 holders of record of Texas Instruments common stock and 496 holders of record of Unitrode common stock.


HISTORICAL MARKET PRICE DATA FOR TEXAS INSTRUMENTS

     Texas Instruments common stock is listed on the New York Stock Exchange under the symbol "TXN." The table below sets forth for each of the calendar quarters indicated, the high and low sales prices per share of Texas Instruments common stock on the composite tape as reported by The Wall Street Journal and the dividends per share paid on the Texas Instruments common stock, both as adjusted for two-for-one stock splits in November 1997 and August 1999. Additional stock splits may be considered in the future based on a variety of factors, including market conditions and the trading price of Texas Instruments common stock.


                                                                    CALENDAR QUARTER
                                                           -----------------------------------
                                                            1ST      2ND      3RD        4TH
                                                           ------   ------   ------     ------
Stock prices:
  1999 High.............................................   $53.94   $72.50   $91.75(1)
     Low................................................    43.00    49.50    67.09(1)
  1998 High.............................................    31.38    33.50    31.85     $45.22
     Low................................................    20.13    23.44    23.03      22.69
  1997 High.............................................    21.82    24.10    35.50      35.63
     Low................................................    15.53    18.41    21.07      19.82
  1996 High.............................................    27.88    29.82    29.63      34.19
     Low................................................    21.38    24.32    20.25      23.75
Dividends:
  1999..................................................     .043     .043
  1998..................................................     .043     .043     .043       .043
  1997..................................................     .043     .043     .043       .043
  1996..................................................     .043     .043     .043       .043


---------------


(1) Through September 13, 1999.

HISTORICAL MARKET PRICE DATA FOR UNITRODE

     Unitrode common stock is listed on the New York Stock Exchange under the symbol "UTR." The table below sets forth for each of the calendar quarters indicated, the high and low sales prices per share of Unitrode common stock on the composite tape as reported by The Wall Street Journal, as adjusted for a two-for-one stock split in October 1997. Unitrode has not declared or paid a dividend on its common stock since September 1987.


                                                                    CALENDAR QUARTER
                                                           -----------------------------------
                                                            1ST      2ND      3RD        4TH
                                                           ------   ------   ------     ------
Stock prices:
  1999 High..............................................  $18.88   $30.25   $45.44(1)
     Low.................................................   11.81    13.50    26.50(1)
  1998 High..............................................   22.50    18.69    17.38     $18.50
     Low.................................................   16.44    10.44    10.31       8.12
  1997 High..............................................   19.44    26.44    42.31      38.69
     Low.................................................   14.44    15.88    25.00      15.94
  1996 High..............................................   24.19    15.38    11.44      14.69
     Low.................................................   23.19     9.25     7.38      11.25


---------------


(1) Through September 13, 1999.


                               TEXAS INSTRUMENTS

              SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

                                                                  IN MILLIONS, EXCEPT PER-SHARE DATA
                                                                                            SIX MONTHS
                                                                                               ENDED
                                                               YEAR ENDED DECEMBER 31,       JUNE 30,
                                                              -------------------------   ---------------
                                                               1998     1997     1996      1999     1998
                                                              ------   ------   -------   ------   ------
Statement of Operations Data:(1)
  Total revenues............................................  $8,618   $9,972   $10,114   $4,480   $4,429
  Income (loss) from continuing operations before
    extraordinary item......................................     416      339       (18)     579       64
  Income (loss) from continuing operations before
    extraordinary item per share -- diluted.................    0.51     0.42     (0.02)    0.70     0.08
  Income (loss) from continuing operations before
    extraordinary item per share -- basic...................    0.52     0.43     (0.02)    0.72     0.08

                                                               AS OF
                                                              JUNE 30,
                                                                1999
                                                              --------
Balance Sheet Data:(1)
  Total assets..............................................  $11,307
  Long-term debt............................................      960
  Stockholders' equity......................................    6,927

---------------

(1) See notes to unaudited pro forma combined financial statements contained elsewhere in this proxy statement/prospectus.

                           COMPARATIVE PER SHARE DATA


     We have summarized below the per share information of Texas Instruments and Unitrode on a historical, pro forma combined and pro forma equivalent basis. The information should be read in conjunction with the historical financial statements and related notes to those financial statements of Texas Instruments and Unitrode that are incorporated by reference in this proxy statement/prospectus. For information on where you can find more information about Texas Instruments and Unitrode, see pages 66 and 67.


     You should be aware that this pro forma information may not be indicative of what actual results will be in the future or what the results would have been for the periods presented.


                                                                   YEAR ENDED
                                                                   JANUARY 31,               SIX MONTHS ENDED
                                                              ---------------------   ------------------------------
                                                              1999    1998    1997    JULY 31, 1999   AUGUST 1, 1998
                                                              -----   -----   -----   -------------   --------------
Unitrode Historical
  Income per common share, basic............................  $ .27   $1.20   $ .93       $ .26            $.03
  Income per common share, diluted..........................    .27    1.13     .89         .25             .03
  Cash dividends declared per share.........................     --      --      --          --              --
  Book value per share(1)...................................   6.53                        6.87

                                                                   YEAR ENDED
                                                                  DECEMBER 31,               SIX MONTHS ENDED
                                                              ---------------------   ------------------------------
                                                              1998    1997    1996    JUNE 30, 1999   JUNE 30, 1998
                                                              -----   -----   -----   -------------   --------------
Texas Instruments Historical
  Income (loss) per common share from continuing operations,
    basic...................................................  $ .52   $ .39   $(.06)      $ .72            $.08
  Income (loss) per common share from continuing operations,
    diluted.................................................    .51     .38    (.06)        .70             .08
  Cash dividends declared per share.........................   .128     .17     .17        .085            .043
  Book value per share(1)...................................   8.35                        8.55

                                                                   YEAR ENDED
                                                                  DECEMBER 31,               SIX MONTHS ENDED
                                                              ---------------------   ------------------------------
                                                              1998    1997    1996    JUNE 30, 1999   JUNE 30, 1998
                                                              -----   -----   -----   -------------   --------------
Unaudited Pro Forma Combined(2)
  Income (loss) per common share from continuing operations,
    basic...................................................  $ .52   $ .43   $(.02)      $ .72            $.08
  Income (loss) per common share from continuing operations,
    diluted.................................................    .51     .42    (.02)        .70             .08
  Cash dividends declared per share.........................   .128     .17     .17        .085            .043
  Book value per share......................................   8.42                        8.64
Unitrode Per Share Equivalent(3)............................
  Income (loss) per common share from continuing operations,
    basic...................................................    .26     .22    (.01)        .36            .040
  Income (loss) per common share from continuing operations,
    diluted.................................................    .26     .21    (.01)        .35            .040
  Cash dividends declared per share.........................   .064    .085    .085        .043            .022
  Book value per share......................................   4.23                        4.34


---------------

(1) Historical book value per share is computed by dividing stockholders' equity by the number of shares of common stock outstanding at the end of each period.

(2) For purposes of the unaudited pro forma combined share data, Unitrode's historical financial data has been combined for the years ended January 31, 1999, 1998 and 1997 and the six months ended July 31, 1999 and August 1, 1998 with Texas Instruments' historical financial data for the years ended December 31, 1998, 1997 and 1996 and the six months ended June 30, 1999 and 1998. The unaudited pro forma combined share data has been prepared as if the merger had occurred at the beginning of each respective Texas Instruments fiscal period, except with respect to book value data, which has been prepared as if the merger had occurred at the end of each respective Texas Instruments fiscal period. Pro forma cash dividends declared per share represent historical dividends per share declared by Texas Instruments.


(3) The equivalent pro forma share amounts of Unitrode are calculated by multiplying unaudited pro forma combined income per share and book value per share amounts by an assumed exchange ratio of .5023, based on the closing price of Texas Instruments common stock of $90.63 on September 10, 1999.

                                  RISK FACTORS

     We urge you to carefully consider the risk factors set forth below, as well as the other information set forth in this proxy statement/prospectus, before voting in favor of approval and adoption of the merger. In addition, you are strongly urged to consider the risk factors set forth elsewhere in this proxy statement/ prospectus. This proxy statement/prospectus contains forward-looking statements which involve risks and uncertainties. Our actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause these differences include, but are not limited to, the risk factors set forth below.

THE VALUE OF THE MERGER CONSIDERATION IS NOT FIXED AND, THEREFORE, COULD BE LESS THAN ANTICIPATED BY UNITRODE STOCKHOLDERS.


     The number and market price of the shares of Texas Instruments common stock that Unitrode stockholders will receive in connection with the merger is subject to fluctuation. Based on the number of Unitrode shares of common stock outstanding as of the record date, Unitrode stockholders will receive an aggregate of between approximately 16.6 million and 19.1 million shares of Texas Instruments common stock depending upon the average high and low trading prices of Texas Instruments common stock during the 20 trading day period ending on the second trading day prior to the merger. See the section entitled "The Merger Agreement -- Conversion of Shares of Unitrode common stock" on page 49 for more information. Although the number of shares of Texas Instruments common stock Unitrode stockholders will receive in the merger is based on that average trading price, the market price of Texas Instruments common stock may fluctuate. Accordingly, on the date of the merger and on the date Unitrode stockholders actually receive their shares of Texas Instruments common stock in exchange for their Unitrode stock certificates, the market price of Texas Instruments common stock may be more or less than the average trading price of Texas Instruments common stock used to determine the merger consideration.


UNITRODE OFFICERS AND DIRECTORS HAVE CONFLICTS OF INTEREST THAT MAY INFLUENCE THEM TO SUPPORT OR RECOMMEND THE MERGER.

     The officers and directors of Unitrode participate in arrangements that provide them with interests in the merger that are different from, or are in addition to, yours. In particular, certain officers of Unitrode, consisting of Robert J. Richardson, Allan R. Campbell, Raymond G. Hawkins, John L. Kokulis, S. Kelley MacDonald and Patrick J. Moquin, have retention agreements with Unitrode which provide for, among other things, continued or extended employment with Unitrode or Texas Instruments after the merger and other payments and benefits. Furthermore, Texas Instruments has agreed to indemnify the officers and directors of Unitrode for their acts and omissions as officers and directors of Unitrode prior to the merger to the maximum extent permitted by Maryland law. See the section entitled "The Merger -- Interests of Certain Persons in the Merger" on page 35 for more information.

     As a result of these interests, these officers and directors could be more likely to support or recommend the approval and adoption of the merger on substantially the terms and conditions set forth in the merger agreement than if they did not have these interests. Unitrode stockholders should consider whether these interests may have influenced these officers and directors to support or recommend the approval and adoption of the merger.

TEXAS INSTRUMENTS MAY HAVE DIFFICULTY INTEGRATING UNITRODE'S OPERATIONS AND RETAINING IMPORTANT EMPLOYEES OF UNITRODE.

     There can be no guarantee that management will be able to successfully integrate Unitrode's employees and operations following the merger and there is the risk that Texas Instruments will be unable to retain all of Unitrode's key employees for a number of reasons, including the risk that the cultures of the companies will not blend. There also can be no assurance that any contemplated synergies from the integration of the businesses will be realized.

THE INTEGRATION OF UNITRODE WILL REQUIRE SUBSTANTIAL TIME AND EFFORT OF KEY MANAGERS OF TEXAS INSTRUMENTS, WHICH COULD DIVERT THE ATTENTION OF THOSE MANAGERS FROM OTHER MATTERS.

     The merger will place significant demands on key managers of Texas Instruments. Risks exist in the consolidation of the systems, operations and administrative functions of Unitrode and Texas Instruments. Managing the growth of the Unitrode business may limit the time available for those managers of Texas Instruments to attend to other operational, financial and strategic issues.

UNITRODE STOCKHOLDERS SHOULD NOT PLACE UNDUE RELIANCE ON FORWARD-LOOKING INFORMATION.

     Information contained in this proxy statement/prospectus may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which can be identified by the use of forward-looking terminology like "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "continue" or "pro forma" or the negative or other variations of those words or comparable terminology.

     All forward-looking statements contained in this proxy statement/prospectus are expressly qualified in their entirety by the cautionary statements set forth in this proxy statement/prospectus and the documents incorporated by reference. Stockholders of Texas Instruments and Unitrode are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this proxy statement/prospectus. Neither Texas Instruments nor Unitrode undertakes any responsibility to update you on the occurrence of any anticipated events which may cause actual results to differ from those expressed or implied by the forward-looking statements contained in this proxy statement/prospectus or in documents incorporated by reference to this proxy statement/prospectus.

     We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of Texas Instruments or its management:

     - Market demand for semiconductors, particularly for digital signal processors and analog integrated circuits in key markets, such as telecommunications and computers;

     - Texas Instruments' ability to develop, manufacture and market innovative products in a rapidly changing technological environment;

     - Texas Instruments' ability to compete in products and prices in an intensely competitive industry;

     - Texas Instruments' ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

     - Timely completion by customers and suppliers of their Year 2000 programs, accurate assessment of Texas Instruments' Year 2000 readiness and of risks associated with its current and past products, and effective implementation of contingency plans and corrective actions;

     - Timely completion of announced acquisitions;

     - Global economic, social and political conditions in the countries in which Texas Instruments and its customers and suppliers operate, including fluctuations in foreign currency exchange rates;

     - Losses or curtailments of purchases from key customers;

     - Texas Instruments' ability to recruit and retain skilled personnel;

     - Availability of raw materials and critical manufacturing equipment; and

     - Realization of savings from announced worldwide corporate restructuring efforts and consolidation of manufacturing operations.

     For a more detailed discussion of these factors, see the text under the heading "Cautionary Statements Regarding Future Operations" in Item 1 of Texas Instruments' annual report on Form 10-K for the year ended December 31, 1998, as amended.

                               TEXAS INSTRUMENTS

                          UNAUDITED PRO FORMA COMBINED
                             FINANCIAL INFORMATION

     The following unaudited pro forma combined financial information gives effect to the merger using the "pooling of interests" method of accounting, after giving effect to the pro forma adjustments described in the accompanying notes. The unaudited pro forma combined financial information should be read in conjunction with the audited historical consolidated financial statements and related notes of Texas Instruments and Unitrode, which are incorporated by reference into this proxy statement/prospectus.

     The unaudited pro forma combined balance sheet gives effect to the merger as if it had occurred on the balance sheet date. The unaudited pro forma combined balance sheet combines Texas Instruments' June 30, 1999 unaudited consolidated balance sheet with Unitrode's July 31, 1999 unaudited consolidated balance sheet. The unaudited pro forma combined statements of operations give effect to the merger as if it had occurred at the beginning of the periods presented. The unaudited pro forma combined statements of operations combine Texas Instruments' historical operating results for the six months ended June 30, 1999 and 1998 and for the fiscal years ended December 31, 1998, 1997 and 1996 with the corresponding Unitrode historical operating results for the six months ended July 31, 1999 and August 1, 1998 and for the fiscal years ended January 31, 1999, 1998 and 1997, respectively.


     For purposes of the preparation of the unaudited pro forma combined balance sheet, merger-related expenses (which the companies anticipate will be approximately $21 million on a pre-tax basis) were included. The estimate of merger-related expenses is preliminary and subject to change. The unaudited pro forma combined balance sheet does not give effect to $400 million of debt issued by Texas Instruments during the third quarter of 1999.


     Certain financial statement balances of Unitrode have been reclassified to conform with the Texas Instruments financial statement presentation.


     The unaudited pro forma combined financial information is presented for illustrative purposes only and does not purport to be indicative of the operating results or financial position that would have actually occurred if the merger had been in effect on the dates indicated, nor is it necessarily indicative of future operating results or financial position of the merged companies. The pro forma adjustments are based on the information and assumptions available as of the date of this proxy statement/prospectus. The unaudited pro forma combined financial statements do not give effect to any cost savings or synergies which may result from the integration of Texas Instruments' and Unitrode's operations. The unaudited pro forma combined financial statements also do not give effect to compensation expenses related to Unitrode's amended change of control severance agreements (as described on page 36), which expenses, at September 13, 1999, are estimated to be approximately $48 million in the aggregate. The actual amount of these expenses, which Texas Instruments expects will be recognized over a short transition period following the merger, will vary based on changes in the market price of Texas Instruments common stock.

                               TEXAS INSTRUMENTS

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                              AS OF JUNE 30, 1999


                                                          IN MILLIONS, EXCEPT PER-SHARE DATA
                                                        HISTORICAL
                                               -----------------------------
                                                   TEXAS
                                                INSTRUMENTS      UNITRODE       PRO FORMA     PRO FORMA
                                               JUNE 30, 1999   JULY 31, 1999   ADJUSTMENTS    COMBINED
                                               -------------   -------------   -----------    ---------
                   ASSETS

Current Assets:
  Cash and cash equivalents..................     $   334         $   103        $    --       $   437
  Short-term investments.....................       1,409              --             --         1,409
  Accounts receivable, net...................       1,749              30             --         1,779
  Inventories................................         689              24             --           713
  Prepaid expenses...........................          87               9             --            96
  Deferred income taxes......................         553               6             --           559
                                                  -------         -------        -------       -------
          Total current assets...............       4,821             172             --         4,993
Property, plant and equipment, net...........       3,407              81             --         3,488
Investments..................................       1,987               1             --         1,988
Deferred income taxes........................          38              --             --            38
Other assets.................................         794               6             --           800
                                                  -------         -------        -------       -------
          Total assets.......................     $11,047         $   260        $    --       $11,307
                                                  =======         =======        =======       =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Loans payable and current portion long term
     debt....................................     $   263         $    --        $    --       $   263
  Accounts payable...........................         554              18             --           572
  Accrued and other current liabilities......       1,261              14             17(c)      1,292
                                                  -------         -------        -------       -------
          Total current liabilities..........       2,078              32             17         2,127
Long term debt...............................         960              --             --           960
Accrued retirement costs.....................         776              --             --           776
Deferred income taxes........................         264               4             --           268
Deferred credits and other liabilities.......         248               1             --           249
Stockholders' equity.........................       6,721             223            (17)(c)     6,927
                                                  -------         -------        -------       -------
          Total liabilities and stockholders'
            equity...........................     $11,047         $   260        $    --       $11,307
                                                  =======         =======        =======       =======

                               TEXAS INSTRUMENTS

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999


                                                        IN MILLIONS, EXCEPT PER-SHARE DATA
                                                      HISTORICAL
                                          -----------------------------------
                                               TEXAS
                                            INSTRUMENTS          UNITRODE
                                          SIX MONTHS ENDED   SIX MONTHS ENDED     PRO FORMA    PRO FORMA
                                           JUNE 30, 1999      JULY 31, 1999      ADJUSTMENTS   COMBINED
                                          ----------------   ----------------    -----------   ---------
Net revenues............................      $  4,385           $    95           $    --     $  4,480
Operating costs and expenses:
  Cost of revenues......................         2,307                49                --        2,356
  Research and development..............           666                11                --          677
  Marketing, general and
     administrative.....................           659                25                (4)(c)      680
                                              --------           -------           -------     --------
          Total.........................         3,632                85                (4)       3,713
                                              --------           -------           -------     --------
Profit from operations..................           753                10                 4          767
Other income (expense), net.............           106                 5                --          111
                                              --------           -------           -------     --------
Income from continuing operations before
  provision for income taxes............           859                15                 4          878
Provision for income taxes..............           292                 7                --          299
                                              --------           -------           -------     --------
Income from continuing operations.......      $    567           $     8           $     4     $    579
                                              ========           =======           =======     ========
Diluted earnings per common share from
  continuing operations.................      $   0.70           $  0.25                       $   0.70
                                              ========           =======                       ========
Basic earnings per common share from
  continuing operations.................      $   0.72           $  0.26                       $   0.72
                                              ========           =======                       ========
Weighted average common shares
  outstanding (in thousands):
  Diluted...............................       810,444(a)         33,613                        827,328(b)
  Basic.................................       784,244(a)         32,182                        800,409(b)

                               TEXAS INSTRUMENTS

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998


                                                        IN MILLIONS, EXCEPT PER-SHARE DATA
                                                      HISTORICAL
                                          -----------------------------------
                                               TEXAS
                                            INSTRUMENTS          UNITRODE
                                          SIX MONTHS ENDED   SIX MONTHS ENDED     PRO FORMA    PRO FORMA
                                           JUNE 30, 1998      AUGUST 1, 1998     ADJUSTMENTS   COMBINED
                                          ----------------   ----------------    -----------   ---------
Net revenues............................      $  4,353           $    76           $    --     $  4,429
Operating costs and expenses:
  Cost of revenues......................         2,958                46                --        3,004
  Research and development..............           634                 9                --          643
  Marketing, general and
     administrative.....................           821                19                --          840
                                              --------           -------           -------     --------
          Total.........................         4,413                74                --        4,487
                                              --------           -------           -------     --------
Profit (loss) from operations...........           (60)                2                --          (58)
Other income (expense), net.............           156                 1                --          157
                                              --------           -------           -------     --------
Income from continuing operations before
  provision for income taxes............            96                 3                --           99
Provision for income taxes..............            33                 2                --           35
                                              --------           -------           -------     --------
Income from continuing operations.......      $     63           $     1           $    --     $     64
                                              ========           =======           =======     ========
Diluted earnings per common share from
  continuing operations.................      $   0.08           $  0.03                       $   0.08
                                              ========           =======                       ========
Basic earnings per common share from
  continuing operations.................      $   0.08           $  0.03                       $   0.08
                                              ========           =======                       ========
Weighted average common shares
  outstanding (in thousands):
     Diluted............................       801,690(a)         32,524                        818,027(b)
     Basic..............................       780,796(a)         31,517                        796,627(b)

                               TEXAS INSTRUMENTS

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                        IN MILLIONS, EXCEPT PER-SHARE DATA
                                                       HISTORICAL
                                          -------------------------------------
                                                TEXAS
                                             INSTRUMENTS           UNITRODE
                                             YEAR ENDED           YEAR ENDED       PRO FORMA    PRO FORMA
                                          DECEMBER 31, 1998    JANUARY 31, 1999   ADJUSTMENTS   COMBINED
                                          -----------------    ----------------   -----------   ---------
Net revenues............................      $  8,460              $  158         $     --      $ 8,618
Operating costs and expenses:
  Cost of revenues......................         5,394                  91               --        5,485
  Research and development..............         1,206                  19               --        1,225
  Marketing, general and
     administrative.....................         1,461                  37               --        1,498
                                              --------              ------         --------      -------
Total...................................         8,061                 147               --        8,208
                                              --------              ------         --------      -------
Profit from operations..................           399                  11               --          410
Other income (expense), net.............           218                   4               --          222
                                              --------              ------         --------      -------
Income from continuing operations before
  provision for income taxes............           617                  15               --          632
Provision for income taxes..............           210                   6               --          216
                                              --------              ------         --------      -------
Income from continuing operations.......      $    407              $    9         $     --      $   416
                                              ========              ======         ========      =======
Diluted earnings per common share from
  continuing operations.................      $   0.51              $ 0.27                       $  0.51
                                              ========              ======                       =======
Basic earnings per common share from
  continuing operations.................      $   0.52              $ 0.27                       $  0.52
                                              ========              ======                       =======
Weighted average common shares
  outstanding (in thousands):
  Diluted...............................       801,858(a)           32,601                       818,233(b)
  Basic.................................       780,990(a)           31,639                       796,882(b)

                               TEXAS INSTRUMENTS

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                           IN MILLIONS, EXCEPT PER-SHARE DATA
                                                          HISTORICAL
                                             ------------------------------------
                                                   TEXAS
                                                INSTRUMENTS          UNITRODE
                                                YEAR ENDED          YEAR ENDED       PRO FORMA    PRO FORMA
                                             DECEMBER 31, 1997   JANUARY 31, 1998   ADJUSTMENTS   COMBINED
                                             -----------------   ----------------   -----------   ---------
Net revenues...............................      $  9,750            $   222           $  --      $  9,972
Operating costs and expenses:
  Cost of revenues.........................         6,067                111              --         6,178
  Research and development.................         1,536                 21              --         1,557
  Marketing, general and administrative....         1,532                 38              --         1,570
                                                 --------            -------           -----      --------
          Total............................         9,135                170              --         9,305
                                                 --------            -------           -----      --------
Profit from operations.....................           615                 52              --           667
Other income (expense), net................            98                  6              --           104
                                                 --------            -------           -----      --------
Income from continuing operations before
  provision for income taxes and
  extraordinary item.......................           713                 58              --           771
Provision for income taxes.................           411                 21              --           432
                                                 --------            -------           -----      --------
Income from continuing operations before
  extraordinary item.......................      $    302            $    37           $  --      $    339
                                                 ========            =======           =====      ========
Diluted earnings per common share from
  continuing operations before
  extraordinary item.......................      $   0.38            $  1.13                      $   0.42
                                                 ========            =======                      ========
Basic earnings per common share from
  continuing operations before
  extraordinary item.......................      $   0.39            $  1.20                      $   0.43
                                                 ========            =======                      ========
Weighted average common shares outstanding
  (in thousands):
  Diluted..................................       795,454(a)          32,709                       811,884(b)
  Basic....................................       770,282(a)          30,673                       785,689(b)

                               TEXAS INSTRUMENTS

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                   IN MILLIONS, EXCEPT PER-SHARE DATA
                                                  HISTORICAL
                                    ---------------------------------------
                                          TEXAS
                                       INSTRUMENTS             UNITRODE
                                       YEAR ENDED             YEAR ENDED       PRO FORMA    PRO FORMA
                                    DECEMBER 31, 1996      JANUARY 31, 1997   ADJUSTMENTS   COMBINED
                                    -----------------      ----------------   -----------   ---------
Net revenues......................      $  9,940               $   174          $    --     $ 10,114
Operating costs and expenses:
     Cost of revenues.............         7,146                    86               --        7,232
     Research and development.....         1,181                    21               --        1,202
     Marketing, general and
       administrative.............         1,639                    31               --        1,670
                                        --------               -------          -------     --------
          Total...................         9,966                   138               --       10,104
                                        --------               -------          -------     --------
Profit (loss) from operations.....           (26)                   36               --           10
Other income (expense), net.......             3                     5               --            8
                                        --------               -------          -------     --------
Income from continuing operations
  before provision for income
  taxes...........................           (23)                   41               --           18
Provision for income taxes........            23                    13               --           36
                                        --------               -------          -------     --------
Income (loss) from continuing
  operations......................      $    (46)              $    28          $    --     $    (18)
                                        ========               =======          =======     ========
Diluted earnings (loss) per common
  share from continuing
  operations......................      $  (0.06)              $  0.89                      $  (0.02)
                                        ========               =======                      ========
Basic earnings (loss) per common
  share from continuing
  operations......................      $  (0.06)              $  0.93                      $  (0.02)
                                        ========               =======                      ========
Weighted average common shares
  outstanding (in thousands):
  Diluted.........................       758,776(a)             31,096                       773,694(b)
  Basic...........................       758,776(a)             29,700                       773,694(b)

                               TEXAS INSTRUMENTS

          NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

     The unaudited pro forma combined financial information reflects the merger, and gives effect to the following:

          (a) On August 16, 1999, Texas Instruments effected a two-for-one stock split in the form of a 100 percent stock dividend. Accordingly, all data shown in the accompanying unaudited pro forma combined financial information has been retroactively adjusted to reflect the August stock split.


          (b) Unaudited pro forma combined basic and diluted earnings per share is based on the combined weighted average shares of both Texas Instruments and Unitrode, with Unitrode shares included based upon an assumed exchange ratio of 0.5023 of a share of Texas Instruments common stock for each share of Unitrode common stock. The assumed exchange ratio is based on the closing price of Texas Instruments common stock of $90.63 on September 10, 1999. The assumed exchange ratio reflects the August stock split. The actual exchange ratio will be determined by dividing $38.60 by the average of the daily high and low trading prices for the 20 trading day period ending on the second trading day prior to the merger, subject to a minimum of 0.5023 and a maximum of 0.5774 of a share of Texas Instruments common stock for each share of Unitrode common stock. In addition, unaudited pro forma combined diluted earnings per share for 1996 excludes the impact of potentially dilutive securities as their impact would be anti-dilutive.


          (c) It is expected that approximately $21 million will be incurred for direct costs of the merger, consisting primarily of transaction costs for investment banking, legal and accounting fees. Unitrode's historical operating results for the six months ended July 31, 1999 include $4 million of expenses for direct costs of the merger. The unaudited pro forma combined balance sheet gives effect to $21 million of direct costs of the merger as if they had been incurred as of June 30, 1999, but the unaudited pro forma combined statements of operations do not give effect to any merger related costs.

          An adjustment has been made to the unaudited pro forma combined statement of operations to remove the $4 million effect of direct merger costs included in Unitrode's historical operating results for the six months ended July 31, 1999, and an adjustment has been made to the unaudited pro forma combined balance sheet as of June 30, 1999 to reflect the effect of an additional $17 million of direct merger costs.

                          THE UNITRODE SPECIAL MEETING

GENERAL


     We are furnishing this proxy statement/prospectus to you in connection with the solicitation of proxies by the Unitrode board of directors for use at the Unitrode special meeting of stockholders. This proxy statement/prospectus, the attached notice of special meeting of stockholders and the enclosed proxy card are first being mailed to the stockholders of Unitrode on or about September 16, 1999.


MATTERS TO BE CONSIDERED AT THE UNITRODE SPECIAL MEETING

     At the Unitrode special meeting, Unitrode stockholders will consider and vote on the proposal to approve and adopt the merger.

     A copy of the merger agreement is attached as Annex A to this proxy statement/prospectus. We urge you to read carefully the merger agreement.

     AFTER CAREFUL CONSIDERATION, THE UNITRODE BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE MERGER ON SUBSTANTIALLY THE TERMS AND CONDITIONS SET FORTH IN THE MERGER AGREEMENT IS ADVISABLE AND IS FAIR TO, AND IN THE BEST INTERESTS OF, UNITRODE AND ITS STOCKHOLDERS. THE UNITRODE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AND THE MERGER AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT HOLDERS OF UNITRODE COMMON STOCK VOTE "FOR" THE APPROVAL AND ADOPTION OF THE MERGER.

DATE, TIME AND PLACE


     The Unitrode special meeting is scheduled to be held at 10:00 a.m., local time, on Friday, October 15, 1999, at the principal offices of Unitrode at 7 Continental Boulevard, Merrimack, New Hampshire 03054.



     PLEASE COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT IN THE ENCLOSED PREPAID RETURN ENVELOPE OR PROVIDE YOUR PROXY BY TELEPHONE OR OVER THE INTERNET AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE SPECIAL MEETING.


     You should not send your Unitrode stock certificates with your proxy. A transmittal form with instructions for the surrender of your Unitrode common stock certificates will be mailed to you as soon as practicable after completion of the merger.

RECORD DATE; QUORUM


     The Unitrode board of directors has fixed the close of business on September 10, 1999 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Unitrode special meeting. On that date, Unitrode had 33,006,076 shares of common stock outstanding. The holders of these shares will be entitled to one vote per share on the merger.


     A quorum is present at a special meeting if a majority of the shares of Unitrode common stock entitled to vote at the meeting is represented in person or by proxy. Shares of Unitrode common stock represented at the special meeting, but for which the holders have abstained from voting, will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of business.

VOTES REQUIRED

     The merger will be approved and adopted if the holders of shares representing at least 66 2/3% of the votes that may be cast by the holders of all of the shares of Unitrode common stock vote in favor of approval and adoption of the merger.

VOTING BY UNITRODE'S EXECUTIVE OFFICERS AND DIRECTORS


     As of the record date, Unitrode's executive officers and directors owned and held the power to vote 904,622 shares of Unitrode common stock, representing approximately 2.7% of the voting power of Unitrode common stock outstanding, and have each indicated their present intention to vote, or cause to be voted, such shares in favor of approval and adoption of the merger. In addition, to induce Texas Instruments to enter into the merger agreement, certain officers and directors of Unitrode have agreed, by entering into a voting agreement and without any additional consideration being paid to them, to vote a total of 867,962 shares of Unitrode common stock, representing approximately 2.6% of the total outstanding voting power of Unitrode common stock as of the record date, held by them in favor of approving and adopting the merger at the Unitrode special meeting. A copy of the voting agreement is attached as Annex B to this proxy statement/prospectus.


VOTING OF PROXIES; REVOCABILITY OF PROXIES

     Shares of Unitrode common stock represented by properly executed proxies received in advance of the special meeting will, unless these proxies have been properly revoked, be voted in accordance with the instructions indicated on such proxies or, if no instructions have been indicated, will be voted in favor of approval and adoption of the merger, and, in the discretion of the individuals named in the accompanying proxy card, on any other matters which may properly come before the Unitrode special meeting. Abstentions may be specified with respect to the approval and adoption of the merger by properly marking the "ABSTAIN" box on the proxy card for such proposal.

     You may also authorize the proxies to vote your shares by a toll-free telephone call from the U.S. and Canada or over the Internet. The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to authorize the proxies to vote their shares and to confirm that their voting instructions have been properly recorded. Unitrode has been advised by counsel that the procedures that have been put in place are consistent with the requirements of applicable law. The enclosed proxy card contains specific instructions to be followed by you if you are interested in proxy voting by telephone or over the Internet.


     Any proxy may be revoked by the stockholder giving it, at any time prior to its being exercised, by filing a notice of revocation with the Secretary of Unitrode at the address given on the notice of stockholders' meeting accompanying this proxy statement/prospectus, by submitting a duly executed proxy card bearing a later date or by proxy voting by telephone or over the Internet on a later date than an earlier submitted proxy. Any proxy may also be revoked by the stockholder's attendance at the Unitrode special meeting and voting in person. A notice of revocation need not be on any specific form, but must be in writing.


     Only shares affirmatively voted for the approval and adoption of the merger, including properly executed proxies that do not contain voting instructions, will be counted as favorable votes for that proposal. If a Unitrode stockholder abstains from voting or does not vote, either in person or by proxy, it will have the same effect as if that Unitrode stockholder had voted against the approval and adoption of the merger. Brokers who hold shares of Unitrode common stock in street name for customers who are the beneficial owners of such shares may not authorize a proxy to vote those customers' shares in the absence of specific instructions from those customers. These non-voted shares are referred to as "broker non-votes" and have the effect of votes against the approval and adoption of the merger.

     The persons named as proxies by a stockholder may propose and vote for one or more adjournments of the special meeting, including adjournments to permit further solicitations of proxies. No proxy voted against the proposal to approve and adopt the merger will be voted in favor of any such adjournment or postponement.

     Unitrode does not expect that any matter other than the proposal to approve and adopt the merger will be brought before the special meeting. If, however, the Unitrode board of directors properly presents other matters, the persons named as proxies will vote in accordance with their discretion.

SOLICITATION OF PROXIES

     Proxies are being solicited by and on behalf of the Unitrode board of directors. Unitrode will bear the costs relating to the solicitation of proxies. In addition to solicitation by mail, Unitrode's directors, officers and employees, without additional remuneration, may solicit proxies by telephone, facsimile machine and personal interviews, and Unitrode reserves the right to retain outside agencies for the purpose of soliciting proxies, which may be paid customary fees for performing those services.

AVAILABILITY OF PRINCIPAL ACCOUNTANTS

     PricewaterhouseCoopers LLP, independent auditors and principal accountants to Unitrode for the current fiscal year and the most recently completed fiscal quarter, are not expected to be present at the special meeting of Unitrode stockholders and will therefore not be available to respond to any questions.

                                   THE MERGER

BACKGROUND

     Pursuant to a letter agreement dated March 12, 1999, Unitrode engaged Broadview to assist Unitrode in connection with its pursuit of a corporate development program, including analysis and recommendation of potential strategic alliances and relationships, potentially involving joint ventures, acquisitions or a merger of Unitrode, with another company.

     On May 6, 1999, Broadview contacted Texas Instruments to outline a potential acquisition opportunity with an unidentified client in the power management area. Texas Instruments expressed interest in pursuing exploratory discussions, and over the next several days representatives of Texas Instruments and Broadview negotiated and signed a confidentiality agreement. During those discussions, Broadview identified this client to be Unitrode.

     On May 19, 1999, representatives of Unitrode, Broadview and Texas Instruments met to discuss Unitrode's strategy and recent performance. During this week, Texas Instruments organized an internal team to begin evaluating this acquisition opportunity.

     On May 21, 1999, Texas Instruments contacted Broadview to express its interest in Unitrode and to make arrangements to proceed with negotiations regarding a potential transaction involving the two companies. During this week, Texas Instruments continued its internal review and engaged Morgan Stanley & Co. Incorporated, as financial advisors, and Weil, Gotshal & Manges LLP, as legal advisors.

     On May 24, 1999, Unitrode management briefed members of the Unitrode board of directors on the status of discussions with Texas Instruments and received instructions to continue to explore the possibility of a transaction with Texas Instruments and to report back to the board of directors of Unitrode.

     During the period from June 1 through June 18, 1999, the Texas Instruments team and its financial and legal advisors reviewed materials provided by Unitrode, as well as publicly available information, and met with Unitrode and Broadview representatives to discuss various aspects of Unitrode's business operations, including product development staff experience and retention, product development process and programs, wafer fabrication operational performance, revenue growth opportunities and financial information.

     On July 7, 1999, members of the Texas Instruments team met with Texas Instruments' board of directors to brief them on the proposed transaction, and the board gave its approval to continue discussions with Unitrode.

     On July 9, 1999, Morgan Stanley verbally relayed Texas Instruments' proposed terms to Broadview. Texas Instruments' proposal provided for a tax-free, stock-for-stock merger, subject to customary conditions and approvals, and a 30-day exclusivity period for negotiating the transaction.

     On July 11, 1999, Unitrode's board of directors met with the Unitrode management team and its financial and legal advisors to discuss the proposal and the board gave its approval to continue to pursue discussions with Texas Instruments. After this meeting, Broadview contacted Morgan Stanley to discuss specific items that needed to be addressed before a transaction could proceed.

     On July 12, 1999, representatives from Texas Instruments and Unitrode negotiated and signed an exclusivity agreement.

     On July 15, 1999, the Texas Instruments team, together with its financial and legal advisors, presented the proposed transaction to the Texas Instruments board of directors. Following a discussion of the proposed transaction, the board authorized the acquisition of Unitrode within specific parameters.


     From July 15 through July 21, 1999, the Texas Instruments team and its financial and legal advisors conducted due diligence at the Boston offices of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to Unitrode, toured several of Unitrode's production facilities and began to discuss and negotiate definitive agreements. During this same time period, representatives of Broadview had discussions with members of the Texas Instruments team for purposes of rendering a fairness opinion to the Unitrode board of directors.


     On July 23, 1999, representatives of Texas Instruments and Unitrode, and their respective advisors, met in the Dallas office of Weil Gotshal and continued to negotiate definitive agreements. Following discussions over the next two days, the parties ultimately agreed to a stock-for-stock merger which would deliver $38.60 of value to the Unitrode stockholders within a range of Texas Instruments share prices.


     During the evening of July 25, and into the morning of July 26, 1999, the Unitrode board of directors met along with members of Unitrode's management, representatives of Skadden Arps, representatives of Ballard Spahr Andrews & Ingersoll, LLP, Maryland counsel to Unitrode, and representatives of Broadview. At this meeting, Broadview orally informed the Unitrode board of directors of Broadview's opinion that the proposed exchange ratio in the merger was fair, from a financial point of view, to the Unitrode stockholders, and responded to various questions raised by members of the Unitrode board of directors regarding Broadview's opinion. The Unitrode board of directors reviewed the merger agreement, the voting agreement, the stock option agreement and related documents and Skadden Arps responded to questions regarding those documents from the Unitrode board of directors. After considering the terms of the proposed transaction and the opinion of Broadview, the Unitrode board of directors determined that the merger on substantially the terms and conditions set forth in the merger agreement was advisable and fair to, and in the best interests of, Unitrode and its stockholders. The Unitrode board of directors then unanimously approved the merger on substantially the terms and conditions set forth in the merger agreement and unanimously approved the exhibits to the merger agreement, including the form of the stock option agreement, and unanimously resolved to recommend that the stockholders of Unitrode vote in favor of the approval and adoption of the merger on substantially the terms and conditions set forth in the merger agreement.


     Following the approval of the merger, the merger agreement and related matters by the Unitrode board of directors, Unitrode and Texas Instruments finalized, executed and delivered the merger agreement, the stock option agreement and related documents. Broadview subsequently confirmed in writing its oral opinion delivered to the Unitrode board of directors that the proposed exchange ratio in the merger was fair, from a financial point of view, to the Unitrode stockholders.

     On July 26, Unitrode and Texas Instruments issued a joint press release announcing the execution of the merger agreement and the terms of the merger.

REASONS FOR THE MERGER

  Texas Instruments' Reasons for the Merger.

     Texas Instruments believes the combination of Unitrode's position as a major designer and supplier of power management components with Texas Instruments' position as the world's leading provider of analog products will strengthen its analog catalog portfolio of standard products targeted at a breadth of customers and applications for the mass market. Unitrode's primary products are power management components in the areas of power supply control, interface and battery management. These product families fully complement Texas Instruments' existing analog catalog offering with virtually no overlap. In addition to the many mass market applications, devices such as cellular phones and notebook computers depend on battery management technology to effectively and efficiently manage the charging and monitoring of batteries and extend battery life. In the future, this technology is expected to be used in digital cameras, Internet audio players and other emerging products.

     Additionally, Texas Instruments believes that Unitrode's leadership, expertise and strong systems understanding in power supply control and battery management combined with Texas Instruments' strength in digital signal processors, process technology and packaging, will bring customers a more complete solution. Equipment manufacturers can expect more advanced products that continue to improve battery life and system performance while reducing design cycle time. Consumers, in turn, can expect more efficient products with longer battery time and intelligent controls.

  Unitrode's Reasons for the Merger and Factors Considered by the Unitrode Board of Directors

     In making its determination that the merger on substantially the terms and conditions set forth in the merger agreement is advisable and to recommend approval and adoption of the merger by the Unitrode stockholders, the Unitrode board of directors consulted with its management team and advisors and independently considered the proposed merger agreement and the transactions contemplated by the merger agreement. The Unitrode board of directors considered the following factors as reasons that the merger will be beneficial to Unitrode and its stockholders:

     - the complementary nature of the companies' product offerings and possible synergies from combining Unitrode and Texas Instruments, particularly synergies relating to Texas Instruments' lower manufacturing costs;

     - the trend toward increasing consolidation in, and the highly competitive nature of, the market in which Unitrode operates and the competitive benefits of combining with a large, diversified company such as Texas Instruments;

     - Texas Instruments' established relationships with large strategic customers, particularly in Japan, which will enable Unitrode to take advantage of Texas Instruments' existing design and applications engineers in Japan;

     - the potential of the combined companies to offer customers a more complete solution by combining Unitrode's power supply control and battery management expertise with Texas Instruments' strength in digital signal processing, process technology and packaging;

     - Unitrode's current portfolio of manufacturing process technologies and the addition of the manufacturing process technologies of Texas Instruments to this portfolio;

     - the terms and conditions of the merger agreement, including termination fees, closing conditions and the fact that the exchange ratio is fixed at
       0.5023 shares of Texas Instruments common stock for each outstanding share of Unitrode common stock if the average of the daily high and low trading prices of Texas Instruments common stock for the 20 day trading period ending on the second trading day prior to the merger is more than $76.85;

     - the expected qualification of the merger as a reorganization under
       Section 368(a) of the Internal Revenue Code; and

     - the opinion of Unitrode's financial advisor, Broadview, that, as of the date of the merger agreement and subject to the considerations set forth in Broadview's opinion addressed to the Unitrode board of directors, the exchange ratio is fair, from a financial point of view, to the Unitrode stockholders.

     In the course of deliberations, the Unitrode board of directors also considered a number of additional factors relevant to the merger, including:

     - information relating to the business, assets, management, competitive position, operating performance and prospects of each of Unitrode and Texas Instruments, including the prospects of Unitrode if it were to continue as an independent company;

     - current industry, market and economic conditions;

     - the possibility of strategic alternatives to the merger for enhancing long-term stockholder value, including the possibility of other potential strategic transactions or remaining as an independent company;

     - the impact of the merger on Unitrode's and Texas Instruments' customers, suppliers and employees; and

     - the likelihood that the merger would be completed.

     The Unitrode board of directors also identified and considered a number of potentially negative factors in its deliberations concerning the merger, including:

     - the risk that the operations of Unitrode and Texas Instruments might not be successfully integrated;

     - a recognition that Texas Instruments common stock has traded at high multiples, and the risk that these multiples might not be sustained in the future;

     - the fact that the exchange ratio is fixed at 0.5774 shares of Texas Instruments common stock for each outstanding share of Unitrode common stock if the average of the daily high and low trading prices of Texas Instruments common stock for the 20 trading day period ending on the second trading day prior to the merger is less than $66.85;

     - the risk that, despite the efforts of Unitrode and Texas Instruments after the merger, key employees might leave Unitrode; and

     - the risk that the potential benefits of the merger might not be fully realized.

     The Unitrode board of directors believed that some of these risks were unlikely to occur, that Unitrode and Texas Instruments could avoid or mitigate others, and that, overall, these risks were outweighed by the potential benefits of the merger.

     In view of the variety of factors considered in connection with its evaluation of the merger agreement and the merger, the Unitrode board of directors considered the factors as a whole and did not find it practicable to, and did not quantify or otherwise assign relative weight to, the specific factors considered in reaching its determination. In addition, individual members of the Unitrode board of directors may have given different weight to different factors.

RECOMMENDATION OF THE BOARD OF DIRECTORS OF UNITRODE

     After careful consideration, the Unitrode board of directors has unanimously determined that the terms of the merger agreement and the merger on substantially the terms and conditions set forth in the merger agreement are advisable and are fair to, and in the best interests of, Unitrode and its stockholders. The Unitrode board of directors has approved the merger agreement and the merger on substantially the terms and conditions set forth in the merger agreement and unanimously recommends that the stockholders of Unitrode vote "for" the approval and adoption of the merger.

OPINION OF FINANCIAL ADVISOR TO THE BOARD OF DIRECTORS OF UNITRODE

     Pursuant to a letter agreement dated as of March 12, 1999, Broadview was engaged to assist Unitrode in connection with Unitrode's pursuit of a corporate development program, including analysis and recommendation of potential strategic alliances and relationships, potentially involving joint ventures, acquisitions or a merger of Unitrode, with another company. During a Unitrode board of directors meeting on July 11, 1999, the board of directors asked Broadview to act as financial advisor in the context of the discussions between Unitrode and Texas Instruments. The Unitrode board of directors selected Broadview to act as financial advisor based on Broadview's reputation and experience in the information technology, communication and media sector and the semiconductor industry in particular. Broadview focuses on providing merger and acquisition advisory services to information technology, communications and media companies. In this capacity, Broadview is continually engaged in valuing these businesses and maintains an extensive database of information technology, communications and media mergers and acquisitions for comparative purposes. At the meeting of the Unitrode board of directors on July 25, 1999, Broadview rendered its oral opinion that, as of July 25, 1999, based upon and subject to the various factors and assumptions described in the Broadview opinion, the exchange ratio provided in the merger agreement was fair, from a financial point of view, to Unitrode stockholders. On July 26, 1999, Broadview confirmed its oral opinion in writing, delivered to the Unitrode board of directors.

     BROADVIEW'S OPINION, WHICH DESCRIBES THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY BROADVIEW, IS ATTACHED AS APPENDIX D TO THIS PROXY STATEMENT/PROSPECTUS. UNITRODE STOCKHOLDERS ARE URGED TO, AND SHOULD, READ THE BROADVIEW OPINION CAREFULLY AND IN ITS ENTIRETY. THE BROADVIEW OPINION IS DIRECTED TO THE UNITRODE BOARD OF DIRECTORS AND ADDRESSES ONLY THE FAIRNESS OF THE EXCHANGE RATIO FROM A FINANCIAL POINT OF VIEW TO THE HOLDERS OF SHARES OF UNITRODE COMMON STOCK AS OF THE DATE OF THE OPINION. THE BROADVIEW OPINION DOES NOT ADDRESS ANY OTHER ASPECT OF THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY HOLDER OF UNITRODE COMMON STOCK AS TO HOW TO VOTE AT THE UNITRODE SPECIAL MEETING. THE SUMMARY OF THE BROADVIEW OPINION SET FORTH IN THIS PROXY STATEMENT/ PROSPECTUS, ALTHOUGH MATERIALLY COMPLETE, IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

     In connection with rendering its opinion, Broadview, among other things:

     - reviewed the terms of the merger agreement;

     - reviewed publicly available financial statements and other information of Unitrode and Texas Instruments, respectively;

     - reviewed financial projections for Unitrode prepared and provided to Broadview by Unitrode management;

     - participated in discussions with Unitrode and Texas Instruments management concerning the operations, business strategy, financial performance and prospects for Unitrode and Texas Instruments, respectively;

     - discussed the strategic rationale for the merger with Unitrode and Texas Instruments management, respectively;

     - reviewed the recent reported closing prices and trading activity for Unitrode common stock and Texas Instruments common stock;

     - compared aspects of the financial performance of Unitrode and Texas Instruments with other comparable public companies;

     - analyzed available information, both public and private, concerning other comparable mergers and acquisitions;

     - reviewed recent equity research analyst reports covering Unitrode and Texas Instruments;

     - analyzed the anticipated effect of the merger on the future financial performance of Texas Instruments;

     - assisted in negotiations and discussions related to the merger among Unitrode, Texas Instruments and their respective financial and legal advisors; and

     - conducted other financial studies, analyses and investigations as Broadview deemed appropriate for purposes of its opinion.

     In rendering its opinion, Broadview relied, without independent verification, on the accuracy and completeness of all the financial and other information, including without limitation the representations and warranties contained in the merger agreement, that was publicly available or furnished to Broadview by Unitrode, Texas Instruments or advisors of Texas Instruments. With respect to the financial projections examined by Broadview, Broadview assumed that they were reasonably prepared and reflected the best available estimates and good faith judgments of the management of Unitrode as to the future performance of Unitrode. Broadview also assumed that neither Unitrode nor Texas Instruments is currently involved in any material transaction as of the date of Broadview's opinion other than the merger, other publicly announced transactions and those activities undertaken in the ordinary course of conducting their respective businesses.

     Broadview did not make or obtain any independent appraisal or valuation of any of Unitrode's assets. Broadview did not review any internal financial projections prepared by Texas Instruments management as such projections have not been made available to Broadview. Broadview's opinion is necessarily based upon market, economic, financial and other conditions as they existed and could be evaluated as of July 25, 1999, and any change in such conditions since that date would require a reevaluation of Broadview's opinion. The Broadview opinion did not express any opinion as to the price at which Texas Instruments common stock will trade at any time.

     The following is a brief summary of some of the sources of information and valuation methodologies employed by Broadview in rendering its opinion. These analyses were presented to the Unitrode board of directors at its meeting on July 25, 1999. This summary includes the financial analyses used by Broadview and deemed to be material, but does not purport to be a complete description of analyses performed by Broadview in arriving at its opinion. Broadview did not explicitly assign any relative weights to the various factors of analyses considered. This summary of financial analyses includes information presented in tabular format. In order to fully understand the financial analyses used by Broadview, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses.

  Unitrode Stock Performance Analysis

     Broadview compared the recent stock performance of Unitrode with that of the S&P 500 and the Unitrode Comparable Index. The Unitrode Comparable Index is comprised of public companies that Broadview deemed comparable to Unitrode. Broadview selected companies competing in the analog/ mixed-signal semiconductor industry with revenues between $60 million and $400 million for the last reported 12 months. The Unitrode Comparable Index consists of the following companies: Micrel, Incorporated; Power Integrations, Inc.; Semtech Corporation; Burr-Brown Corporation; SIPEX Corporation; and Dallas Semiconductor Corporation.

  Public Company Comparable Analysis

     Broadview considered ratios of share price and market capitalization, adjusted for cash and debt when necessary, to selected historical and projected operating results in order to derive multiples placed on a company in a particular market segment. In order to perform this analysis, Broadview compared financial information of Unitrode with publicly available information for the companies comprising the Unitrode Comparable Index. For this analysis, as well as other analyses, Broadview examined publicly available information, as well as a range of estimates based on securities research analyst reports.

     The following table presents, as of July 25, 1999, the median multiples and the range of multiples for the Unitrode Comparable Index of total market capitalization (defined as equity market capitalization plus total debt minus cash and cash equivalents), equity market capitalization and share price divided by selected operating metrics:

                                                        MEDIAN MULTIPLE   RANGE OF MULTIPLES
                                                        ---------------   ------------------
Total Market Capitalization to Last 12 Months
  Revenue.............................................        5.9x           3.8x - 10.5x
Equity Market Capitalization to Last 12 Months Income
  Before Taxes........................................       30.0x          17.1x - 39.2x
Share Price to Last 12 Months Earnings Per Share......       45.3x          26.3x - 62.9x
Total Market Capitalization to Projected Calendar Year
  1999 Revenue........................................        5.1x           3.4x -  8.9x
Share Price to Projected Calendar Year 1999 Earnings
  Per Share...........................................       39.1x          24.1x - 51.5x
Total Market Capitalization to Projected Calendar Year
  2000 Revenue........................................        4.1x           2.9x -  7.0x
Share Price to Projected Calendar Year 2000 Earnings
  Per Share...........................................       29.1x          20.3x - 43.5x

     The following table presents, as of July 25, 1999, the median implied per share values and the range of implied per share values of Unitrode's common stock, calculated by using the multiples shown above and the appropriate Unitrode operating metric:

                                                        MEDIAN IMPLIED     RANGE OF IMPLIED
                                                             VALUE              VALUES
                                                        ---------------   ------------------
Total Market Capitalization to Last 12 Months
  Revenue.............................................      $29.89         $19.98 - $50.68
Equity Market Capitalization to Last 12 Months Income
  Before Taxes........................................      $29.65         $16.93 - $38.80
Share Price to Last 12 Months Earnings Per Share......      $31.04         $18.07 - $43.12
Total Market Capitalization to Projected Calendar Year
  1999 Revenue........................................      $29.70         $21.01 - $50.28
Share Price to Projected Calendar Year 1999 Earnings
  Per Share...........................................      $33.58         $20.72 - $44.19
Total Market Capitalization to Projected Calendar Year
  2000 Revenue........................................      $29.11         $21.40 - $47.60
Share Price to Projected Calendar Year 2000 Earnings
  Per Share...........................................      $32.81         $22.88 - $49.00

     No company utilized in the public company comparables analysis as a comparison is identical to Unitrode. In evaluating the comparables, Broadview made numerous assumptions with respect to semiconductor industry performance and general economic conditions, many of which are beyond the control of Unitrode. Mathematical analysis, such as determining the median, average or range, is not in itself a meaningful method of using comparable company data.

  Transaction Comparables Analysis

     Broadview considered ratios of equity purchase price, adjusted for the seller's cash and debt when appropriate, to selected historical operating results in order to indicate multiples strategic and financial acquirers have been willing to pay for companies in a particular market segment. In order to perform this analysis, Broadview reviewed a number of transactions that they considered similar to the merger. Broadview selected these transactions by choosing recent transactions involving profitable sellers in the semiconductor integrated circuit industry with revenues greater than $10 million in the last reported 12 months before the acquisition. For this analysis, as well as other analyses, Broadview examined publicly available information, as well as information from Broadview's proprietary database of published and confidential merger and acquisition transactions in the information technology, communication and media industries. These transactions consisted of the acquisition of:

     - Level One Communications, Incorporated by Intel Corporation;

     - Edge Semiconductor Corporation by Semtech Corporation;

     - BENCHMARQ Microelectronics, Inc. by Unitrode Corporation;

     - IC WORKS, Inc. by Cypress Semiconductor Corporation;

     - Chips and Technologies, Inc. by Intel Corporation;

     - Zilog, Inc. by Texas Pacific Group;

     - Integrated Circuit Systems, Inc. by Bain Capital Inc. and Bear, Sterns & Co. Inc.; and

     - VLSI Technology, Inc. by Royal Philips Electronics NV.

     The following table presents, as of July 25, 1999, the median multiple and the range of multiples of adjusted price (defined as equity price plus total debt minus cash and cash equivalents) divided by the seller's revenue in the last reported 12 months prior to acquisition for the transactions listed above:

                                                        MEDIAN MULTIPLE   RANGE OF MULTIPLES
                                                        ---------------   ------------------
Adjusted Price to Last Reported 12 Months Revenue.....        1.8x           1.5x -  8.2x
Price to Last Reported 12 Months Income Before
  Taxes...............................................       15.8x           9.1x - 48.2x

     The following table presents, as of July 25, 1999, the median implied per share value and the range of implied per share values of Unitrode's common stock, calculated by multiplying the multiples shown above by the appropriate Unitrode operating metric for the 12 months ended April 30, 1999:

                                                     MEDIAN IMPLIED
                                                         VALUE        RANGE OF IMPLIED VALUES
                                                     --------------   -----------------------
Adjusted Price to Last Reported 12 Months
  Revenue..........................................      $10.98           $9.80 - $40.25
Price to Last Reported 12 Months Income Before
  Taxes............................................      $15.67           $9.01 - $47.64

     No transaction utilized as a comparable in the transaction comparables analysis is identical to the merger. In evaluating the comparables, Broadview made numerous assumptions with respect to the semiconductor industry's performance and general economic conditions, many of which are beyond the control of Unitrode or Texas Instruments. Mathematical analysis, such as determining the average, median or range, is not in itself a meaningful method of using comparable transaction data.

  Transaction Premiums Paid Analysis

     Broadview considered the premiums paid above a seller's share price in order to determine the additional value that strategic and financial acquirers, when compared to public stockholders, are willing to pay for companies in a particular market segment. In order to perform this analysis, Broadview reviewed a number of transactions involving publicly-held hardware companies. Broadview selected these transactions from its proprietary database by choosing recent transactions with an equity purchase price between $500 million and $2.5 billion. These transactions consisted of the acquisition of:

     - Coherent Communications Systems Corporation by Tellabs, Inc.;

     - Berg Electronics Corporation by Framatone Connectors International;

     - Tencor Instruments by KLA Instruments Corporation;

     - Zytec Corporation by Computer Products, Inc.;

     - Dialogic Corporation by Intel Corporation;

     - RELTEC Corporation by General Electric Company;

     - Stratus Computer, Inc. by Ascend Communications, Inc.;

     - Verifone, Inc. by Hewlett Packard Company;

     - Yurie Systems, Inc. by Lucent Technologies Inc.;

     - Octel Communications Corporation by Lucent Technologies Inc.;

     - Measurex Corporation by Honeywell Inc.;

     - Fluke Corporation by Danaher Corporation;

     - Level One Communications, Incorporated by Intel Corporation;

     - Cyrix Corporation by National Semiconductor Corporation;

     - Zilog, Inc. by Texas Pacific Group; and

     - Boston Technology, Inc. by Comverse Technology, Inc.

     The following table presents, as of July 25, 1999, the median premium and the range of premiums for these transactions calculated by dividing:

          (1) the offer price per share minus the closing share price of the seller's common stock 20 trading days or one trading day prior to the public announcement of the transaction, by

          (2) the closing share price of the seller's common stock 20 trading days or one trading day prior to the public announcement of the transaction:

                                               MEDIAN PREMIUM   RANGE OF PREMIUMS
                                               --------------   -----------------
Premium Paid to Seller's Share Price One
  Trading Day Prior to Announcement..........       34.8%        (0.3%) - 79.7%
Premium Paid to Seller's Share Price 20
  Trading Days Prior to Announcement.........       47.4%         10.4% - 81.4%

     The following table presents the median implied value and the range of implied values of Unitrode's stock, calculated by using the premiums shown above and Unitrode's share price 20 trading days and one trading day prior to July 25, 1999:

                                                     MEDIAN IMPLIED
                                                         VALUE        RANGE OF IMPLIED VALUES
                                                     --------------   -----------------------
Premium Paid to Seller's Share Price One Trading
  Day Prior to Announcement........................      $36.07           $26.67 - $48.08
Premium Paid to Seller's Share Price 20 Trading
  Days Prior to Announcement.......................      $42.75           $32.01 - $52.60

     No transaction utilized as a comparable in the transaction premiums paid analysis is identical to the merger. In evaluating the comparables, Broadview made numerous assumptions with respect to hardware industry performance and general economic conditions, many of which are beyond the control of Unitrode or Texas Instruments. Mathematical analysis, such as determining the average, median or range is not in itself a meaningful method of using comparable transaction data.

  Present Value of Projected Share Price Analysis

     Broadview calculated the present value of potential future share prices of Unitrode common stock on a stand-alone basis using analyst estimates for Unitrode for the 12 months ending January 31, 2001. The implied share price was calculated using the median price to last 12 months earnings multiple for the Unitrode Comparable Index and a discount rate determined by the Capital Asset Pricing Model with the risk implied by the past stock performance of the Unitrode Comparable Index was $39.84. The implied share price calculated using the price to last 12 months earnings multiple for Unitrode and a discount rate determined by the Capital Asset Pricing Model with the risk implied by the past stock performance of Unitrode was $34.33.

  Exchange Ratio Analysis

     Broadview reviewed the ratios of the closing prices of Unitrode common stock divided by the corresponding prices of Texas Instruments common stock over the period from July 24, 1998 through July 25, 1999 in contrast with the exchange ratio defined in the merger agreement. Based on this analysis, the historical exchange ratio has ranged from 0.2420 to 0.5754 with an average of 0.3804.

  Texas Instruments Stock Performance Analysis

     Broadview compared the recent stock performance of Texas Instruments with that of the S&P 500 and the Texas Instruments Comparable Index. The Texas Instruments Comparable Index is comprised of public companies that Broadview deemed comparable to Texas Instruments. Broadview selected companies competing in the semiconductor industry, with the following financial characteristics:

     - revenues greater than $1 billion for the last reported 12 months; and

     - positive net income for the calendar year ending December 31, 1999, as projected by consensus of equity research analysts.

     The Texas Instruments Comparable Index consists of the following companies:
Intel Corporation; Analog Devices, Inc.; Conexant Systems, Inc.; LSI Logic Corporation; STMicroelectronics NV; and Atmel Corporation.

  Evaluation of Texas Instruments Equity

     Broadview compared financial information of Texas Instruments with publicly available information for companies comprising the Texas Instruments Comparable Index. For this analysis, as well as other analyses, Broadview examined publicly available information, as well as a range of estimates based on securities research analyst reports.

  Pro Forma Combination Analysis

     Broadview calculated the pro forma impact of the merger on the combined entity's projected earnings per share for the calendar years ending December 31, 1999 and December 31, 2000 taking into consideration various financial effects which will result from consummation of the merger. This analysis relies upon certain financial and operating assumptions provided by equity research analysts and publicly available data about Texas Instruments and Unitrode. Broadview assumed that the merger would be treated as a "pooling of interests" for accounting purposes and that no opportunities for cost savings or revenue enhancements exist. Based on this analysis, the pro forma pooling model indicates marginal earnings-per-share dilution, excluding acquisition expenses, for both calendar years ending December 31, 1999 and December 31, 2000. Broadview also examined the effects of potential cost savings and revenue enhancements, and the incremental accretion related to those synergies.

  Consideration of the Discounted Cash Flow Methodology

     While discounted cash flow is a commonly used valuation methodology, Broadview did not employ such an analysis for the purposes of its opinion. Discounted cash flow analysis is most appropriate for companies that exhibit relatively steady or somewhat predictable streams of future cash flow. For a company with high projected revenue growth, such as Unitrode, a preponderance of the value in a valuation based on discounted cash flow will be in the terminal value of the entity, which is extremely sensitive to assumptions about the sustainable long-term growth rate of the company. Given the uncertainty in estimating both the future cash flows and a sustainable long-term growth rate, Broadview considered a discounted cash flow analysis inappropriate for valuing Unitrode.

     The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion, Broadview considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it.

Furthermore, Broadview believes that selecting any portion of its analyses, without considering all analyses, would create an incomplete view of the process underlying its opinion.

     In performing its analyses, Broadview made numerous assumptions with respect to industry performance and general business and economic conditions and other matters, many of which are beyond the control of Unitrode or Texas Instruments. The analyses performed by Broadview are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. The exchange ratio pursuant to the merger agreement and other terms of the merger agreement were determined through arm's length negotiations between Unitrode and Texas Instruments, and were approved by the Unitrode board of directors. Broadview provided advice to the Unitrode board of directors during such negotiations. However, Broadview did not recommend any specific consideration to the Unitrode board of directors or that any specific consideration constituted the only appropriate consideration for the merger. In addition, Broadview's opinion and presentation to the Unitrode board of directors was one of many factors taken into consideration by the Unitrode board of directors in making its decision to approve the merger. Consequently, the Broadview analyses as described above should not be viewed as determinative of the opinion of the Unitrode board of directors with respect to the value of Unitrode or of whether the Unitrode board of directors would have been willing to agree to a different consideration.

     Upon consummation of the merger, Unitrode will be obligated to pay Broadview a transaction fee of approximately $9,447,800. Unitrode has already paid Broadview a one-time commitment fee of $75,000 and a fairness opinion fee of $995,000. One-half of the commitment fee and the entire fairness opinion fee will be credited against the transaction fee payable by Unitrode upon completion of the merger. In addition, Unitrode has agreed to reimburse Broadview for its reasonable expenses, including fees and expenses of its counsel, and to indemnify Broadview and its affiliates against certain liabilities and expenses related to their engagement, including liabilities under the federal securities laws. The terms of the fee arrangement with Broadview, which Unitrode and Broadview believe are customary in transactions of this nature, were negotiated at arm's length between Unitrode and Broadview, and the Unitrode board of directors was aware of the nature of the fee arrangement, including the fact that a significant portion of the fees payable to Broadview is contingent upon completion of the merger.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     In considering the recommendation of the Unitrode board of directors to approve and adopt the merger, stockholders of Unitrode should be aware that some members of the management and the board of directors of Unitrode have interests in the merger that are different from, or in addition to, the interests of stockholders of Unitrode generally.

  Stock Options

     All directors and executive officers of Unitrode are beneficial owners of stock options to purchase Unitrode common stock. Pursuant to the merger agreement, all stock options of Unitrode (including those held by directors and, subject to the retention agreements described below, officers of Unitrode) will be assumed by Texas Instruments and will be deemed to constitute options to acquire shares of Texas Instruments common stock with appropriate adjustments in share amounts and exercise price to reflect the exchange ratio in the merger. See the discussion under the section entitled "The Merger Agreement -- Treatment of Stock Options." In addition, Unitrode stock options held by officers and directors subject to the retention agreements described below, whether or not fully exercisable, will effectively be converted into shares of Texas Instruments common stock as a result of the merger.

  Restricted Stock

     As a result of the merger, 32,000 shares of restricted Unitrode common stock held by Robert J. Richardson will become fully vested and converted into unrestricted shares of Texas Instruments common stock.

  Indemnification of Officers and Directors


     Texas Instruments has agreed to indemnify the officers and directors of Unitrode for their acts and omissions as officers and directors of Unitrode prior to the merger to the maximum extent permitted by Maryland law, and to provide and maintain insurance coverage for such purposes for a period of at least six years after the consummation of merger.


  Amended Change of Control Severance Agreements

     Prior to signing the merger agreement, Unitrode had change of control severance agreements (referred to herein as retention agreements) with six of its executive officers: Robert J. Richardson, Chief Executive Officer; Allan R. Campbell, Senior Vice President, General Counsel and Secretary; Raymond G. Hawkins, Executive Vice President -- Sales and Marketing; John L. Kokulis, Executive Vice President and Chief Financial Officer; S. Kelley MacDonald, Vice President -- Corporate Communications; and Patrick J. Moquin, Vice
President -- Human Resources.

     In connection with the signing of the merger agreement, each of these retention agreements was supplemented and amended to include the following provisions, subject to the consummation of the merger:

     - each executive's employment with either Unitrode or Texas Instruments will continue until the first anniversary of the merger, except for Mr. Richardson, whose employment will continue until November 15, 2000;

     - each executive agreed not to exercise his or her right to resign for "good reason" due to the change in his or her responsibilities after the merger;

     - each executive will be paid a monthly base salary as specified in the retention agreement and will not be eligible for any bonus compensation;

     - each executive may be entitled to receive a retention bonus equal to his or her base salary rate with respect to a portion of the six-month period following the merger if the executive's duties exceed those contemplated by the retention agreement;

     - each executive will receive a special payment of $500,000, payable in six equal monthly installments following the merger, except for Mr. Richardson who will receive $2,000,000;

     - each of Messrs. Campbell, Hawkins, Kokulis and Moquin and Ms. MacDonald will resign effective as of the first anniversary of the merger and will be paid $576,061, $256,200, $220,000, $474,380 and $305,699, respectively, plus any other unpaid retention bonus or salary, and Mr. Richardson will resign effective as of November 15, 2000 and will be paid $596,694 plus any other unpaid retention bonus or salary, subject to certain adjustments;


     - upon such resignation, in lieu of Texas Instruments common stock issuable upon exercise of outstanding options, such options will be cancelled and each executive will receive Texas Instruments common stock having a fair market value on the date of or nearest such termination of employment equal to the product of (1) the excess of the greater of (x) the fair market value of Texas Instruments common stock on the date of or on the date nearest before such termination of employment and (y) the fair market value of the common stock of Texas Instruments on the closing date of the merger, over the exercise price of each option (as exchanged and adjusted pursuant to the merger agreement), whether or not fully exercisable, and (2) the number of shares of Texas Instruments common stock covered by each such option;


     - upon such resignation, each executive will be entitled to the continuation of certain employee benefits for a period of one year from the date of resignation; and

     - in the event an officer's employment is terminated before the first anniversary of the closing of the merger agreement, or, in the case of Mr. Richardson, before November 15, 2000, for any reason other than resignation, the executive will be entitled, subject to certain adjustments, to all payments under the retention agreement, as amended.

     To the extent that payments to the executive pursuant to the retention agreement (together with any other payments or benefits received by the executive in connection with a change of control) would result in the imposition of excise taxes under Section 4999 of the Internal Revenue Code, the retention agreement provides for the payment of an additional amount such that the executive would receive, net of excise taxes, the amount he or she would have been entitled to receive in the absence of the excise tax imposed by Section 4999 of the Internal Revenue Code.

EMPLOYEE BENEFIT PLANS

     Pursuant to the merger agreement, Texas Instruments will honor the obligations of Unitrode and its subsidiaries under Unitrode's employee benefit plans. The employees of Unitrode, including the executive officers, will be eligible to participate in Texas Instruments' applicable employee benefit plans as soon as administratively convenient following the merger. Service with Unitrode and its affiliates will be treated as service with Texas Instruments for some purposes to the same extent such service was counted under the corresponding Unitrode benefit plan, if any; provided that such service will not be recognized to the extent that it would result in a duplication of benefits.


NO DISSENTERS' APPRAISAL RIGHTS


     Because Unitrode's common stock is traded on the New York Stock Exchange, holders of Unitrode common stock who do not vote in favor of approval and adoption of the merger will not be entitled under the Maryland General Corporation Law to exercise dissenting stockholders' appraisal rights with respect to their shares of Unitrode common stock.

ACCOUNTING TREATMENT

     The merger is intended to qualify as a "pooling of interests" for financial reporting purposes under generally accepted accounting principles. Under this method of accounting, the recorded assets and liabilities of Texas Instruments and Unitrode will be carried forward to the combined company at their recorded amounts. The operating results of the combined company will include operating results of Texas Instruments and Unitrode for the periods subsequent to the combination and, to the extent material, the combined recorded operating results of the separate companies for periods prior to the combination on a restated basis.

FEDERAL SECURITIES LAWS CONSEQUENCES

     All shares of Texas Instruments common stock received by Unitrode stockholders in the merger will be freely transferable, except that shares of Texas Instruments common stock received by persons who are deemed to be "affiliates," as such term is defined under the Securities Act, of Unitrode prior to the merger may be resold by them only in transactions permitted by the resale provisions of Rule 145 promulgated under the Securities Act or as otherwise permitted under the Securities Act. Persons who are affiliates of Unitrode generally include individuals or entities that control, are controlled by, or are under common control with, Unitrode and may include certain officers and directors of Unitrode as well as principal stockholders of Unitrode. All current "affiliates" of Unitrode have delivered to Texas Instruments a letter agreement to the effect that he or she will not offer or sell or otherwise dispose of any of the shares of Texas Instruments common stock issued to him or her in or in connection with the merger in violation of the Securities Act or the rules and regulations promulgated by the Securities and Exchange Commission under such Act.

COMPARISON OF RIGHTS OF STOCKHOLDERS OF TEXAS INSTRUMENTS AND UNITRODE


     Upon the completion of the merger, the holders of Unitrode common stock will become holders of Texas Instruments common stock. The rights of Texas Instruments stockholders are governed by Texas Instruments' restated certificate of incorporation, its bylaws, as amended, and Delaware law, including the Delaware General Corporation Law (the "DGCL"). The rights of Unitrode stockholders are governed by its charter, its bylaws, as amended, and Maryland law, including the Maryland General Corporation Law (the "MGCL").


     The following is a summary of the material differences between the rights of the holders of Unitrode common stock and the rights of holders of Texas Instruments common stock.

     The following summary does not purport to be a complete statement of the rights of Texas Instruments stockholders under Delaware law, Texas Instruments' restated certificate of incorporation and Texas Instruments' bylaws as compared with the rights of the Unitrode stockholders under Maryland law, Unitrode's charter and Unitrode's bylaws, does not purport to be a complete description of the specific provisions referred to below. The identification of specific differences is not meant to indicate that other equally or more significant differences do not exist. This summary is qualified in its entirety by reference to the governing corporate instruments of Texas Instruments incorporated by reference to the registration statement of which this proxy statement/prospectus is a part, to which stockholders are referred. The material terms of Texas Instruments common stock are described under the heading "Description of Capital Stock of Texas Instruments" on page 67.

  Number of Directors

     Unitrode. In general, the MGCL requires a corporation to have at least three directors. The corporation's bylaws may alter the number of directors, unless the corporation has elected to be governed by certain provisions that require, among other things, that the number of directors may be fixed only by a vote of the board of directors. Unitrode has not elected to be governed by these provisions. Under the Unitrode bylaws, the number of directors of Unitrode is determined by the vote of a majority of the entire board of directors; provided, however, that the number of directors shall not be less than three nor more than
15. There are currently six directors of Unitrode, divided into three classes. At each annual meeting of stockholders, successors to the class of directors whose term has expired as of the annual meeting are elected to serve for a three-year term. Classification of directors has the effect of making it more difficult for stockholders to change the composition of the board. At least two annual meetings, rather than one, will generally be required to effect a change in a majority of the Unitrode board of directors.

     Texas Instruments. The DGCL permits the certificate of incorporation or bylaws to contain a provision regarding the number of directors. Under the Texas Instruments bylaws, the maximum number of directors of Texas Instruments is 15 until changed by resolution of the board of directors. There are currently 10 directors serving on the Texas Instruments board of directors. The DGCL permits a Delaware corporation's board of directors to be divided into up to three classes with staggered terms of office by adopting a classification provision in the corporation's certificate of incorporation or bylaws. Texas Instruments does not have a classified board and neither its certificate of incorporation nor its bylaws provides for classification.

  Removal of Directors

     Unitrode. Under the MGCL, except as otherwise provided in a corporation's charter, the stockholders generally may remove any director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors. Unless the charter provides otherwise, if the directors have been divided into classes, a director may not be removed without cause. The Unitrode charter provides that a director may be removed for cause by the affirmative vote of not less than an absolute majority of all votes entitled to be cast for the election of that director, and a director may be removed without cause by the affirmative vote of not less than two-thirds of all votes of the holders of stock entitled to be cast for the election of that director. Unitrode has not elected to be governed by the provision in the MGCL that provides, notwithstanding anything in a corporation's charter or bylaws to the contrary, directors may not be removed except by the affirmative vote of at least two-thirds of all the votes entitled to be cast in the election of directors.

     Texas Instruments. Under the DGCL, the affirmative vote of a majority of the shares entitled to vote for the election of directors is required to remove directors, with or without cause, subject to certain exceptions relating to directors elected by the holders of a class or series, and corporations that have a classified board of directors.

  Filling Vacancies on the Board of Directors


     Unitrode. Under the MGCL, stockholders may elect a successor to fill a vacancy on the board of directors that results from the removal of a director. A director elected by the stockholders to fill a vacancy that results from the removal of a director serves the balance of the term of the removed director. The MGCL also provides that a majority of the remaining directors, even if that number of directors does not constitute a quorum, may fill a vacancy resulting from any cause except from an increase in the number of directors. Any vacancy resulting from an increase in the number of directors may be filled by a majority of the entire board. A director elected by the board of directors to fill a vacancy serves until the next annual meeting of stockholders and until his successor is elected and qualifies. Unitrode has not elected to be governed by the provision of the MGCL that provides that vacancies created by an increase in the number of directors or the death, resignation or removal of a director may be filled only by a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum. There is no provision in the MGCL providing for the filling of vacancies on the board of directors by Maryland courts. The Unitrode bylaws contain substantially the same provisions with respect to the filling of vacancies of the Unitrode board of directors as the provisions of the MGCL. Under the Unitrode bylaws, if a director is removed by the stockholders for cause, the affirmative vote of not less than the absolute majority of all votes of the holders of stock entitled to vote for the election of such directors is required to elect a successor. If a director is removed by the stockholders without cause, the affirmative vote of the holders of not less than two-thirds of all shares of stock entitled to vote for the election of such director is required to elect a successor.


     Texas Instruments. The DGCL provides that, unless otherwise provided in a corporation's certificate of incorporation or bylaws, vacancies and newly created directorships may be filled by a majority of the directors then in office or a sole remaining director, even though less than a quorum, unless otherwise provided in the certificate of incorporation or bylaws. However, the DGCL also provides that if the directors then in office constitute less than a majority of the corporation's whole board of directors, as constituted prior to any such increase, then, upon application by stockholders representing at least 10% of outstanding shares entitled to vote for such directors, the Delaware Court of Chancery may order a stockholder election of directors to be held. The Texas Instruments bylaws provide substantially the same provisions with respect to the filling of vacancies on the Texas Instruments board of directors as the provisions of the DGCL, and provide further that any vacancy not filled by the directors may be filled by the stockholders at any special meeting of the stockholders called for that purpose.

  Interested Director Transactions

     Under both the MGCL and the DGCL, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable solely because of such interest if such contract or transaction (1) is ratified by the stockholders (as set forth below) or a majority of disinterested members of the board of directors or a committee thereof if the material facts of the contract or transaction are disclosed or known or (2) was fair (and, under the MGCL, reasonable) to the corporation at the time it was approved. Under the MGCL, any ratification of such a contract or transaction by the stockholders must be made by a majority of the disinterested stockholders. Under the DGCL, any ratification of such a contract or transaction by the stockholders must be made by a majority of all stockholders in good faith.

  Amendment to Charter/Certificate of Incorporation

     Unitrode. Under the MGCL, a corporation's charter may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of at least two-thirds of the votes entitled to be cast on the matter. The charter, however, may provide for a greater or lesser proportion of the votes entitled to be cast to approve an amendment to the charter as long as the vote is not less than a majority of the votes entitled to be cast. Unitrode's charter requires two-thirds of the votes entitled to be cast to approve amendments to Unitrode's charter and requires the vote of the holders of two-thirds of the shares of any existing class for which certain rights would be affected by the amendment.

     Texas Instruments. The DGCL provides that the certificate of incorporation of a corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote. It also provides that a certificate of incorporation may provide for a greater or lesser vote than would otherwise be required by the DGCL. The certificate of incorporation of Texas Instruments does not contain a provision requiring a vote greater or lesser than that specified in the DGCL to amend the certificate of incorporation.

  Amendment of Bylaws

     Unitrode. Under the MGCL, the power to adopt, amend, or repeal a corporation's bylaws is vested in the corporation's stockholders, except to the extent the corporation's bylaws grant such power to the board of directors. The Unitrode bylaws vest the power to adopt, alter and repeal the bylaws in the board of directors, but only by a vote of a majority of the entire board of directors then in office.

     Texas Instruments. Under the DGCL, a corporation's bylaws may be amended by the action of the stockholders and, if so provided in the certificate of incorporation, the directors. The Texas Instruments certificate of incorporation and bylaws provide that the Texas Instruments bylaws may be adopted, altered, or repealed by the affirmative vote of a majority of the board of directors or the stockholders at any regular or special meeting of directors or stockholders, as applicable. Any addition, alteration, amendment or repeal of a bylaw effected by the board of directors may be altered, amended or repealed by the stockholders.

  Stockholder Meetings and Provisions for Notices

     Under the MGCL and the DGCL, stockholder meetings may be held at any place, as provided in the bylaws. Under both the MGCL and the DGCL, written notice of a stockholders meeting must state the place, date and time of the meeting, and for a special meeting and certain other meetings, the purpose or purposes for which the meeting is to be held. Unitrode has not elected to be governed by a provision of the MGCL providing, notwithstanding any provision in the charter or bylaws, that the secretary of a corporation may call a special meeting of stockholders only on the written request of stockholders entitled to cast at least a majority of all of the votes entitled to be cast at the meeting.

     Unitrode. Under the Unitrode bylaws, written notice of every meeting of the stockholders, stating the place, day and hour of the meeting and, for special meetings and certain other meetings, the purpose or purposes for which the meeting is called, must be given not less than 10 nor more than 90 days before the date of the meeting to each stockholder of record entitled to vote at such meeting and such other stockholder entitled to notice of the meeting. A special meeting of the stockholders of Unitrode may be called at any time by the president, the board of directors, the chairman of the board of directors, any executive vice president or any senior vice president. Upon written request delivered to the Secretary by the stockholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting, the Secretary must call a special meeting of the stockholders. The stockholders calling a special meeting are required to pay Unitrode for the costs of preparing and mailing a notice of the meeting. Unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at a special meeting of the stockholders, a special meeting need not be called to consider any matter that is substantially the same as any matter voted on at any special meeting of the stockholders held during the preceding 12 months.

     Texas Instruments. The Texas Instruments bylaws provide that written notice of every meeting of the stockholders, stating the place, date and hour of the meeting and, if a special meeting, the purpose or purposes for which the meeting is called, will be given not less than 10 nor more than 60 calendar days before the date of the meeting to each stockholder of record entitled to vote at that meeting. Special meetings of the stockholders may be called by the chairman of the board of directors, president or the board of directors of Texas Instruments.

  Advance Notice Provisions for Stockholder Proposals and Nominations

     Unitrode. The Unitrode bylaws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of Unitrode stockholders or propose business for consideration at such meeting, notice must generally be given to the Secretary of Unitrode no more than 90 days nor less than 60 days prior to the first anniversary of the preceding year's annual meeting.

     Texas Instruments. Under the Texas Instruments bylaws, for stockholders to nominate persons for election to the board of directors at the annual meeting of stockholders or to properly introduce business to be transacted at the annual meeting, a stockholder must deliver timely notice in a proper written form to Texas Instruments' principal executive offices. To be timely, the notice must be delivered or mailed and received by Texas Instruments not less than 70 days prior to the first anniversary of the preceding year's annual meeting.

  Voting by Stockholders; Proxies

     Unitrode. The MGCL provides that unless the charter provides for a greater or lesser number of votes per share or limits or denies voting rights, each outstanding share of stock, regardless of class, is entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Under the MGCL, a stockholder may vote in person or by proxy and proxies are valid for only 11 months from their date, unless the proxy provides otherwise.

     Texas Instruments. The Texas Instruments bylaws provide that except as otherwise expressly provided by law or by the certificate of incorporation or the bylaws, each stockholder of Texas Instruments is entitled to one vote in person or by proxy for each share of the stock of Texas Instruments having voting powers held by him and registered in his name on the books of Texas Instruments on the date fixed by the board of directors for the determination of stockholders entitled to vote at the meeting. Under the DGCL, stockholder proxies are valid for three years from their date unless the proxy provides for a longer period.

  Stockholder Action Without a Meeting

     Unitrode. Under the MGCL, stockholders may act by written consent only if all stockholders entitled to vote on the matter that is the subject of the written consent sign the consent and the corporation obtains a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote at the meeting.

     Texas Instruments. Under the DGCL, unless otherwise provided in the certificate of incorporation, actions may be taken by the stockholders of a Delaware corporation by written consent, provided that the written consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the matter were present and voted. The Texas Instruments certificate of incorporation prohibits the stockholders from acting by written consent.

  Mergers, Consolidations and Sales of Assets

     Unitrode. In general, under the MGCL, the sale, lease, exchange or transfer of all or substantially all of the assets of a corporation not in the ordinary course of business conducted by it, as well as any merger, consolidation or share exchange involving the corporation, requires approval of the stockholders by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter, unless the charter of the corporation requires a greater or lesser proportion of votes (but not less than a majority of all the votes entitled to be cast on the matter). Unitrode's charter does not contain such a provision.

     Texas Instruments. The DGCL generally requires approval of any merger, consolidation or sale of substantially all the assets of a corporation, other than parent-subsidiary mergers, by vote of the holders of a majority of all outstanding shares entitled to vote on the matter, unless the certificate of incorporation specifies a different percentage. The certificate of incorporation of Texas Instruments does not contain such a provision.

  Business Combinations

     Unitrode. Under the MGCL, certain "business combinations," including a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities, between a Maryland corporation and an interested stockholder, which means

     - any person who beneficially owns 10% or more of the voting power of the corporation's outstanding voting stock, or

     - an affiliate or an associate of such corporation, who, at any time within the two-year period before the date in question, was the beneficial owner of 10% or more of the voting power of the corporation's outstanding voting stock, or any affiliate of an interested stockholder, are prohibited for five years after the most recent date on which the interested stockholder became an interested stockholder. After the five year moratorium period, any such business combination must be recommended by the board of directors of the Maryland corporation and approved by the affirmative vote of at least (1) 80% of the votes entitled to be cast by holders of its outstanding voting shares, and (2) two-thirds of the votes entitled to be cast by holders of such outstanding voting shares, other than shares held by the interested stockholder with whom, or with whose affiliate, the business combination is to be effected unless, among other conditions, the corporation's stockholders receive a minimum price, as defined in the MGCL, for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares. These provisions of the MGCL do not apply to business combinations that are approved or exempted by the board of directors of the corporation before the interested stockholder becomes an interested stockholder and, effective October 1, 1999, will not apply if prior to the most recent time at which a person would otherwise have become an interested stockholder, the board of directors of the corporation approved the transaction which otherwise would have resulted in the person being an interested stockholder. In approving such a transaction, the board of directors may provide that its approval is subject to compliance at or after the time of approval with any terms and conditions determined by the board.

     Texas Instruments. Texas Instruments is subject to the provisions of
Section 203 of the DGCL. In general, Section 203 prohibits a public Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the time such person became an interested stockholder unless:

     - prior to such time, the board of directors approved either the business combination or the transaction in which the stockholder became an interested stockholder; or

     - upon becoming an interested stockholder, the stockholder owned at least 85% of the corporation's outstanding voting stock other than shares held by directors who are also officers and certain employee benefit plans; or

     - the business combination is approved by both the board of directors and by holders of at least 66 2/3% of the corporation's outstanding voting stock at a meeting and not by written consent, excluding shares owned by the interested stockholder.

For these purposes, the term "business combination" includes mergers, asset sales and other similar transactions with an "interested stockholder," and the term "interested stockholder" means a person who, together with its affiliates and associates, owns or, under certain circumstances, has owned within the prior three years more than 15% of the outstanding voting stock of the corporation. Affiliates and associates of an "interested stockholder" are also considered "interested stockholders" for purposes of Section 203. Although Section 203 permits a corporation to elect not to be governed by its provisions in its certificate of incorporation, Texas Instruments has not made this election.

  Control Share Acquisitions

     The MGCL provides that "control shares" of a Maryland corporation acquired in a "control share acquisition" have no voting rights except to the extent voting rights are approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of stock owned by the acquiror, by officers or by directors who are employees of the corporation. "Control shares" are voting shares of stock which, if aggregated with all other such shares of stock previously acquired by the acquiror, or in respect of which the acquiror is able to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle the acquiror to exercise voting power in electing directors within one of certain specified ranges of voting power. Unitrode has adopted a bylaw provision to make it exempt from the applicability of the control share provisions. The DGCL does not have a comparable statutory provision.

  Stockholder Rights Plan


     Unitrode. In 1999, the MGCL was amended to validate stockholder rights plans. The Unitrode rights plan provides for the distribution of a dividend of one preferred stock purchase right for each outstanding share of Unitrode common stock. Each Unitrode right entitles the registered holder to purchase from Unitrode one-hundredth of a share of Series A Junior Participating Preferred Stock of Unitrode at a price of $30.00 per one-hundredth of a share of Series A Preferred Stock, subject to adjustment. The Unitrode rights plan provides that, until the distribution date, which is the date on which the rights become exercisable, or earlier redemption or expiration of the Unitrode rights, the Unitrode rights will be transferred with and only with shares of Unitrode common stock. Generally, the Unitrode rights will be automatically exchangeable into Unitrode common stock and become exercisable on the tenth day after public announcement, or notice to Unitrode, that a person or group has acquired, or has the right to acquire, beneficial ownership of 20% or more of Unitrode's shares without the prior written consent of Unitrode. In the event that a person becomes an acquiring person, each holder of a Unitrode right (other than the acquiring person) will have the right to receive, upon exercise, Unitrode shares, or in some circumstances, cash, property or other securities of Unitrode; having a value equal to twice the then current purchase price. In the event that Unitrode is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an acquiring person, each holder of a Unitrode right (other than an acquiring person) will have the right to receive, upon exercise, the number of shares of common stock of the acquiring company having a value of two times the then current purchase price of the Unitrode right. The Unitrode rights, which can be redeemed or exchanged by Unitrode's board of directors in certain circumstances, will expire by their terms on May 13, 2000. As a condition for entering into the merger agreement, Unitrode has amended the rights plan so that none of the transactions associated with the merger agreement or the merger will trigger the rights under the plan.


     Texas Instruments. Texas Instruments has adopted a rights plan that is described under the heading "Description of Capital Stock of Texas Instruments -- The Rights Plan" on page 68. As described in that section, the rights plan may have antitakeover effects.

  No Appraisal Rights

     Pursuant to Section 3-202 of the MGCL, because the Unitrode common stock is listed on the New York Stock Exchange, holders of shares of Unitrode common stock are not entitled to appraisal rights under Maryland law, which would give them the right to obtain the payment of the fair value for their shares. Pursuant to Section 262 of the DGCL, holders of Texas Instruments common stock will not be entitled to appraisal rights with respect to the merger because Texas Instruments is not one of the two merging corporations.

  Dividends

     Unitrode. The MGCL permits a corporation, if authorized by the board of directors and subject to any provision in its charter, to make a distribution, including dividends, redemptions or stock repurchases, unless, after such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than the sum of its liabilities plus, unless the charter provides otherwise, which Unitrode's charter does not, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy liquidation preferences of stock senior to the stock on which the distribution is proposed. For purposes of determining whether a distribution is lawful, the board's determination may be based upon financial statements prepared on the basis of accounting practices and principles that are reasonable under the circumstances or a fair valuation or other method that is reasonable under the circumstances.

     Texas Instruments. The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation. However, a corporation may repurchase shares having a preference upon the distribution of any of its assets or, if no shares entitled to a preference are outstanding, any of its shares, if it retires such shares upon acquisition and reduces the corporation's capital in connection therewith, and provided that, after any reduction in capital made in connection with such retirement of shares, the corporation's remaining assets are sufficient to pay any debts not otherwise provided for.

  Standard of Conduct for Directors


     Unitrode. Under Maryland law, the standard of conduct for directors is governed by statute. Section 2-405.1(a) of the MGCL requires that a director of a Maryland corporation perform his or her duties:



     - in good faith;



     - in a manner he or she reasonably believes to be in the best interests of the corporation; and



     - with the care of an ordinarily prudent person in a like position under similar circumstances.



Section 2-405.1 was recently amended to provide that an act of director is presumed to satisfy the statutory standard of conduct and an act of a director relating to or affecting an acquisition or potential acquisition of control may not be subject to a higher duty or greater scrutiny than is applied to any other act of a director. Section 2-405.1 now provides, among other things, that the duty of directors does not require them to:



     - accept, recommend or respond on behalf of the corporation to any proposal by an "acquiring person";



     - authorize the corporation to redeem any rights under, modify or render inapplicable, a stockholder rights plan; or



     - act or fail to act solely because of:



          (1) the effect the act or failure to act may have on an acquisition or potential acquisition of control of the corporation; or

          (2) the amount or type of any consideration that may be offered or paid to stockholders in an acquisition.



     Texas Instruments. Under Delaware law, the standards of conduct for directors have developed through written opinions of the Delaware courts. Generally, directors of Delaware corporations are subject to a duty of loyalty and a duty of care. The duty of loyalty has been said to require directors to refrain from self-dealing and the duty of care requires directors in managing the corporate affairs to use that amount of care which ordinarily careful and prudent persons would use in similar circumstances. In general, gross negligence has been established as the test for breach of the standard for the duty of care in the process of decision-making by directors of Delaware corporations. When directors act consistently with their duties of loyalty and care, their decisions generally are presumed to be valid under the business judgment rule.



  Limitation of Liability and Indemnification of Directors and Officers


     Unitrode. The MGCL permits a Maryland corporation to include a provision in its charter limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from:

     - actual receipt of an improper benefit or profit in money, property or services; or

     - active and deliberate dishonesty established by a final judgment as being material to the cause of action.

     The Unitrode charter contains a provision limiting such liability to the maximum extent permitted by Maryland law.

     The Unitrode bylaws require Unitrode, to the maximum extent permitted by Maryland law, to indemnify, and pay or reimburse reasonable expenses in advance of final dispositions of a proceeding to, its currently acting and its former directors and officers and any currently acting or former director, who while a director and at the request of the corporation serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such entity. Unitrode is authorized, with approval of its board of directors, to indemnify and advance expenses to a person who served a predecessor of Unitrode in any manner described above or to any employee or agent of Unitrode or a predecessor of Unitrode. The MGCL requires a corporation, unless its charter provides otherwise, which the Unitrode charter does not, to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service as a director or officer. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that:

     - the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;

     - the director or officer actually received an improper personal benefit in money, property or services; or

     - in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

However, under the MGCL, a Maryland corporation may not indemnify a director or officer for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of a written affirmation by such director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation, and a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met.

     Texas Instruments. The DGCL provides that a corporation's certificate of incorporation may include a provision limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. However, no such provision can eliminate or limit the liability of a director for:

     - any breach of the director's duty of loyalty to the corporation or its stockholders;

     - acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

     - unlawful payments of dividends and unlawful stock purchases or redemptions under Section 174 of the DGCL; or

     - any transaction from which the director derived an improper personal benefit.

As permitted by the DGCL, the certificate of incorporation of Texas Instruments contains a provision limiting the personal liability of a director of Texas Instruments to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. The liability of officers may not be eliminated or limited under the DGCL.

     The DGCL generally permits indemnification for expenses incurred in the defense or settlement of third party actions or action by or in right of the corporation, and for judgments in third party actions, provided there is a determination by directors who were not parties to the action, or if directed by such directors, by independent legal counsel or by a majority vote of a quorum of the stockholders, that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, or in a criminal proceeding that the person had no reason to believe his or her conduct to be unlawful. Without court approval, however, no indemnification may be made in respect of any action by or in right of the corporation in which such person is adjudged liable. The DGCL states that the indemnification provided by statute shall not be deemed exclusive of any rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. The Texas Instruments bylaws authorize Texas Instruments to indemnify any former or present director, officer or employee of Texas Instruments, to the fullest extent permitted by Delaware law.

  Authorized Capital


     Unitrode. The authorized stock of Unitrode consists of 60,000,000 shares of Unitrode common stock, of which there were 33,006,076 shares outstanding as of the record date, and 1,000,000 shares of preferred stock, of which 300,000 shares have been designated Series A Junior Participating Preferred Stock, none of which were outstanding as of the record date.



     Texas Instruments. The authorized capital stock of Texas Instruments consists of 1,200,000,000 shares of Texas Instruments common stock, of which there were 792,292,398 shares outstanding as of September 10, 1999, and 10,000,000 shares of Texas Instruments preferred stock, none of which were outstanding as of September 10, 1999.


  Inspection Rights


     Unitrode. One or more persons who have been holders of record for more than six months of at least 5% of the outstanding stock of any class of a Maryland corporation are entitled to inspect and copy the corporation's books of account and stock ledger and receive a written statement of the corporation's affairs and a verified list of stockholders.



     Texas Instruments. A stockholder of a Delaware corporation may inspect the stockholder list and any stockholder making a written demand may inspect any other corporate books and records for any purpose reasonably related to such person's interest as a stockholder.

  Denial of Voting Rights

     Unitrode. Under the MGCL, holders of the outstanding shares of any class of stock may be denied all voting rights.

     Texas Instruments. The DGCL provides that holders of the outstanding shares of a class of stock shall be entitled to vote as a class upon a proposed amendment to the certificate of incorporation, whether or not entitled to vote thereon by the certificate of incorporation, if the amendment would change the par value of the class or adversely affect the powers, preferences or special rights of the class.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     The following general discussion summarizes the anticipated material U.S. federal income tax consequences of the merger to holders of Unitrode common stock who exchange such stock for Texas Instruments common stock in the merger. This discussion addresses only those stockholders who hold their Unitrode common stock as a capital asset, and does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities or foreign currencies, traders in securities who elect to apply a mark-to-market method of accounting, foreign holders, persons who hold such shares as a hedge against currency risk or as a part of a straddle, constructive sale or conversion transaction, or holders who acquired their shares upon the exercise of employee stock options or otherwise as compensation. The following discussion is not binding on the Internal Revenue Service. It is based upon the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this proxy statement/prospectus, all of which are subject to changes, possibly with retroactive effect. Tax consequences under state, local and foreign laws are not addressed.

     HOLDERS OF UNITRODE COMMON STOCK ARE STRONGLY URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS IN THEIR PARTICULAR CIRCUMSTANCES.

     It is a condition to the consummation of the merger that (i) Unitrode receives an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to Unitrode, to the effect that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and (ii) Texas Instruments receives an opinion from Weil, Gotshal & Manges LLP, counsel to Texas Instruments, to the effect that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. Such opinions will be based on customary assumptions and representations made by Unitrode, Unicorn Acquisition and Texas Instruments.

     Assuming the merger qualifies as a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code, holders of Unitrode common stock who exchange their Unitrode common stock solely for Texas Instruments common stock in the merger will not recognize gain or loss for U.S. federal income tax purposes, except with respect to cash, if any, they receive in lieu of a fractional share of Texas Instruments common stock. Each holder's aggregate tax basis in the Texas Instruments common stock received in the merger will be the same as his or her aggregate tax basis in the Unitrode common stock surrendered in the merger, decreased by the amount of any tax basis allocable to any fractional share for which cash is received. The holding period of the Texas Instruments common stock received in the merger by a holder of Unitrode common stock will include the holding period of Unitrode common stock that he or she surrendered in the merger.

     A holder of Unitrode common stock who receives cash instead of a fractional share of Texas Instruments common stock generally will be treated as if the fractional share of Texas Instruments common stock had been distributed to him or her as part of the merger and then redeemed by Texas Instruments in exchange for the cash actually distributed in lieu of the fractional share, with such redemption qualifying as an exchange under Section 302 of the Internal Revenue Code. Consequently, such holders generally will recognize capital gain or loss with respect to cash payments they receive in lieu of fractional shares. In the case of an individual stockholder, any such capital gain will generally be subject to a maximum U.S. federal income tax rate of 20% if the individual has held his or her Unitrode common stock for more than 12 months at the effective time of the merger. The deductibility of capital losses is subject to limitations for both individuals and corporations.


REGULATORY MATTERS


     The Antitrust Division of the Department of Justice, the Federal Trade Commission, appropriate foreign regulatory agencies and others may challenge the merger on antitrust grounds either before or after the expiration of the applicable waiting periods. Accordingly, at any time before or after the completion of the merger, the Antitrust Division of the Department of Justice, the Federal Trade Commission, appropriate foreign regulatory agencies or others could take action under the applicable antitrust laws as they deem necessary or desirable in the public interest, including without limitation seeking to enjoin the consummation of the merger or permitting such consummation subject to certain regulatory concessions or conditions. There can be no assurance that a challenge to the merger will not be made or that, if a challenge is made, that such challenge will not prevail.


  United States


     The merger is subject to the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules promulgated thereunder by the Federal Trade Commission, which prevent certain transactions from being completed until required information and materials are furnished to the Antitrust Division of the Department of Justice and the Federal Trade Commission and waiting periods end or expire. On August 17, 1999, the parties received a notice of early termination of the applicable waiting period from the Federal Trade Commission.


  Germany


     Pursuant to the German Act Against Restraints of Competition, Texas Instruments filed a notification of the merger with the Federal Cartel Office on August 13, 1999. On September 13, 1999, Texas Instruments received a letter from the Cartel Office approving the transaction.


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

                              THE MERGER AGREEMENT

     The following is a summary of the material provisions of the merger agreement, dated as of July 25, 1999, among Unitrode, Texas Instruments and Unicorn Acquisition, a copy of which is attached as Annex A to this proxy statement/prospectus and incorporated by reference. Unitrode stockholders should read carefully the merger agreement. The following summary is qualified in its entirety by reference to the text of the merger agreement.

GENERAL

     The merger agreement provides that, following the approval and adoption of the merger by the stockholders of Unitrode and the satisfaction or waiver of the other conditions to the merger:

     - Unicorn Acquisition will merge with and into Unitrode; and

     - Unicorn Acquisition will cease to exist and Unitrode will continue as the surviving corporation and as a wholly owned subsidiary of Texas Instruments following the merger.

     As a result of the merger, and as of the effective time of the merger, Unitrode will succeed to and assume all of the rights and obligations of Unicorn Acquisition, in accordance with the MGCL.

COMPLETION AND EFFECTIVENESS OF THE MERGER

     The merger agreement provides that, subject to the requisite approval of the stockholders of Unitrode and the satisfaction or waiver of other conditions, the merger will be consummated by the filing of articles of merger and any other appropriate documents, in accordance with the relevant provisions of the MGCL, with the State Department of Assessments and Taxation of Maryland.

CONVERSION OF SHARES OF UNITRODE COMMON STOCK

     Upon the consummation of the merger:

     - each share of Unitrode common stock issued and outstanding immediately prior to the merger, other than shares held by Texas Instruments or Unicorn Acquisition, will be converted into and become exchangeable for the right to receive the number of shares of Texas Instruments common stock equal to the exchange ratio, together with any associated right to acquire shares of Series B Participating Cumulative Preferred Stock of Texas Instruments under Texas Instruments' stockholder rights plan. However, in the event of changes in Texas Instruments common stock prior to the merger, such as stock dividends or stock splits, the exchange ratio and the price of Texas Instruments common stock used to calculate the exchange ratio will be adjusted in accordance with the merger agreement to the extent necessary to reflect the change. The exchange ratio will be calculated as follows:

        (1) if the average of the daily high and low trading prices of Texas Instruments common stock for the 20 trading day period ending on the second trading day prior to the consummation of the merger, is greater than $76.85, the exchange ratio will be 0.5023 ($38.60 divided by $76.85);

        (2) if the average of the daily high and low trading prices of Texas Instruments common stock for the 20 trading day period ending on the second trading day prior to the consummation of the merger, is less than or equal to $76.85 but greater than or equal to $66.85, the exchange ratio will be determined by dividing $38.60 by that average trading price; and

        (3) if the average of the daily high and low trading prices of Texas Instruments common stock for the 20 trading day period ending on the second trading day prior to the consummation of the merger, is less than $66.85, the exchange ratio will be 0.5774 ($38.60 divided by $66.85);

     - each share of common stock of Unicorn Acquisition outstanding immediately prior to the merger will be converted into one share of common stock of the surviving corporation.

     No fractional shares of Texas Instruments common stock will be issued in the merger. A holder of Unitrode common stock who would otherwise be entitled to receive fractional shares of Texas Instruments common stock as a result of the merger will receive, in lieu of fractional shares, cash in an amount equal to the closing price per share of Texas Instruments common stock on the date of the merger multiplied by the fraction to which the holder would otherwise be entitled. Texas Instruments will make available to Harris Trust & Savings Bank, as exchange agent, from time to time sufficient cash amounts to satisfy payment for fractional shares and Harris Trust will distribute such proceeds, without interest, to the holders of the fractional interests.

TREATMENT OF STOCK OPTIONS

     Upon the consummation of the merger, subject to certain conditions and limitations contained in the merger agreement, each outstanding option to purchase shares of Unitrode common stock will be assumed by Texas Instruments and converted into an option, or a new substitute option will be granted, to purchase the number of shares of Texas Instruments common stock, rounded up to the nearest whole share, equal to the number of shares of Unitrode common stock subject to the original option multiplied by the exchange ratio in the merger agreement. The exercise price per share of Texas Instruments common stock under the new option will be equal to the former exercise price per share of Unitrode common stock under the option immediately prior to the merger divided by the exchange ratio, and rounded down to the nearest penny. All other terms of the options, including the vesting schedule, will remain unchanged.

     The conversion of any option to purchase shares of Unitrode common stock that is deemed to be an "incentive stock option" for U.S. federal income tax purposes may involve an adjustment of the exchange ratio for the conversion to comply with certain U.S. federal income tax laws.

TREATMENT OF RESTRICTED STOCK


     Upon the consummation of the merger, subject to certain conditions and limitations contained in the merger agreement, any restricted shares of Unitrode common stock will be converted into that number of shares of Texas Instruments common stock equal to the number of shares of restricted Unitrode common stock multiplied by the exchange ratio in the merger agreement, and rounded up to the nearest whole share.


EXCHANGE PROCEDURES

     As soon as reasonably practical after the merger, Harris Trust will mail a letter of transmittal and instructions to each record holder of certificates that, immediately prior to the merger, represented outstanding shares of Unitrode common stock that were converted to Texas Instruments common stock in the merger. After receipt of the transmittal form, each holder should surrender their Unitrode stock certificates to Harris Trust, together with the letter of transmittal duly executed and completed in accordance with the instructions provided by Harris Trust. Upon surrender of the certificates to and acceptance of the certificates by Harris Trust, each holder will be entitled to receive:

     - certificates of Texas Instruments common stock evidencing the whole number of shares of Texas Instruments common stock to which the holder is entitled; and

     - a check in the amount equal to the cash that the holder has the right to receive pursuant to the merger agreement, including cash in lieu of any dividends and other distributions with respect to the shares represented by the Texas Instruments stock certificates and cash in lieu of fractional shares.

     If any shares of Texas Instruments common stock are to be issued in a name other than that in which the certificate(s) representing Unitrode common stock surrendered in exchange for shares of Texas

Instruments common stock is registered, the certificates surrendered must be properly endorsed or otherwise be in proper form for transfer and the person requesting the exchange must pay to Harris Trust any applicable stock transfer taxes or must establish to the satisfaction of Harris Trust that the taxes have been paid or are not applicable. No interest will be paid on any merger consideration.

     After the merger, no holder of a certificate which, immediately prior to the merger, represented shares of Unitrode common stock will be entitled to receive any dividend or other distribution from Texas Instruments until the holder surrenders its Unitrode stock certificate for a certificate representing shares of Texas Instruments common stock. Upon surrender, the holder will receive the amount of any dividends or other distributions that, after the consummation of the merger, became payable with respect to the number of whole shares of Texas Instruments common stock into which the shares of Unitrode common stock were converted. No interest will be paid on the dividends or other distributions.

     Any portion of the merger consideration, including any certificates of Texas Instruments common stock, any dividends or distributions, or any cash owed in lieu of fractional shares of Texas Instruments common stock, that has not been distributed to the holders of Unitrode common stock within 12 months after the merger will be delivered to the surviving corporation. At the end of that 12 month period, any holders who have not surrendered their certificates in accordance with the relevant provisions of the merger agreement may look only to the surviving corporation and Texas Instruments for payment of their claims for any merger consideration and any dividends or distributions with respect to the shares of Texas Instruments common stock to which they are entitled.

     None of Texas Instruments, Unicorn Acquisition, Unitrode, the surviving corporation or Harris Trust, or any of their respective directors, officers, employees or agents will be liable in respect of any merger consideration delivered to a public official under applicable abandoned property, escheat or similar law.

     UNITRODE STOCKHOLDERS SHOULD NOT SEND THEIR UNITRODE STOCK CERTIFICATES TO TEXAS INSTRUMENTS OR UNITRODE. UNITRODE STOCK CERTIFICATES WILL ONLY BE EXCHANGED FOR CERTIFICATES OF SHARES OF TEXAS INSTRUMENTS COMMON STOCK FOLLOWING THE CONSUMMATION OF THE MERGER IN ACCORDANCE WITH INSTRUCTIONS WHICH UNITRODE OR HARRIS TRUST WILL SEND TO UNITRODE STOCKHOLDERS AFTER THE MERGER.

DIRECTORS AND OFFICERS

     The board of directors of the surviving corporation after the merger will consist of the directors of Unicorn Acquisition immediately prior to the merger. The officers of the surviving corporation after the merger will be the officers of Unitrode immediately prior to the merger.

     Each director and officer of the surviving corporation will hold office from the effective time of the merger until his or her respective successor is duly elected or appointed and qualified in the manner provided in the charter or bylaws of the surviving corporation, or as otherwise provided by applicable law.

CHARTER AND BYLAWS

     The charter of Unicorn Acquisition in effect immediately prior to the merger will be the charter of the surviving corporation until it is amended in accordance with its terms or as provided by applicable law. The bylaws of Unicorn Acquisition in effect immediately prior to the merger will be the bylaws of the surviving corporation until they are amended in accordance with their terms or as provided by applicable law.

REPRESENTATIONS AND WARRANTIES

     The merger agreement contains various customary representations and warranties of Unitrode relating to, among other things:

     - its organization, standing and similar corporate matters;

     - its capital structure and the capital structure of its subsidiaries;

     - authorization, execution, delivery, performance and enforceability of the merger agreement;

     - documents filed by Unitrode with the Securities and Exchange Commission and financial statements;

     - the absence of undisclosed liabilities of Unitrode and any of its subsidiaries;

     - the absence of material changes or events relating to Unitrode and its subsidiaries;

     - the accuracy of information supplied by Unitrode in connection with the registration statement filed with the Securities and Exchange Commission by Texas Instruments and this proxy statement/prospectus;

     - regulatory consents or approvals required in connection with the merger;

     - the absence of any material violation of the charter, bylaws, any material agreement or any law, rule or regulation entered by a governmental entity, which violation would prevent or materially delay the performance of the merger agreement by Unitrode or would reasonably be expected to have a material adverse effect on Unitrode or its subsidiaries, taken as a whole;

     - real property;

     - the absence of any pending or threatened litigation against Unitrode or any of its subsidiaries;

     - permits and licenses;

     - employee arrangements and benefit plans;

     - labor matters;

     - environmental matters;

     - tax matters;

     - the absence of any questionable payments made by Unitrode, its subsidiaries or, to the knowledge of Unitrode, any director, officer or employee of Unitrode or any of its subsidiaries;

     - material contracts;

     - subsidies between or among Unitrode or any of its subsidiaries and any governmental entity or other person;

     - intellectual property;

     - year 2000 matters;

     - receipt by Unitrode of an opinion from Broadview, its financial advisor;

     - the absence of any broker's, finder's or investment banker's fees owed in connection with the merger, except for that of Broadview;

     - accounting matters regarding the treatment of the merger as a "pooling of interests";

     - product recalls;

     - exemption of the merger agreement from the Maryland takeover statute; and

     - the inapplicability of Unitrode's stockholders rights agreement to the transactions contemplated by the merger agreement.

     The merger agreement also contains various representations and warranties of Texas Instruments and Unicorn Acquisition relating to, among other things:

     - their organization, standing and similar corporate matters;

     - authorization, execution, delivery, performance and enforceability of the merger agreement;

     - documents filed by Texas Instruments with the Securities and Exchange Commission and financial statements;

     - the absence of undisclosed liabilities of Texas Instruments or any of its subsidiaries;

     - the capital structure of Texas Instruments;

     - the accuracy of information supplied by Texas Instruments or Unicorn Acquisition in connection with the registration statement filed with the Securities and Exchange Commission by Texas Instruments and this proxy statement/prospectus;

     - regulatory consents or approvals required in connection with the merger;

     - the absence of any liability or obligation or engagement in any business activity by Unicorn Acquisition, except in connection with the merger agreement;

     - the absence of any broker's, finder's or investment banker's fees owed in connection with the merger, except for that of Morgan Stanley & Co. Incorporated; and

     - accounting matters regarding the treatment of the merger as a "pooling of interests."

CONDUCT OF BUSINESS BEFORE COMPLETION OF THE MERGER

     During the period from the date of the merger agreement until the merger, Unitrode has agreed to:

     - conduct its operations in the ordinary and usual course of business consistent with past practice; and

     - use its reasonable best efforts to:

          (1) preserve intact its current business organizations;

          (2) keep available the service of its current officers and employees; and

          (3) preserve its relationships with customers, suppliers and others having business dealings with it.

     Further, Unitrode has agreed that, among other things and subject to various conditions and exceptions, it and its subsidiaries will not, without the prior written consent of Texas Instruments:

     - amend its charter or bylaws;

     - authorize for issuance, issue, sell, deliver or agree to commit to issue, sell or deliver any stock of any class or any other securities convertible into or exchangeable for any stock or any equity equivalents except for the issuance of Unitrode common stock pursuant to outstanding stock options;

     - split, combine or reclassify any shares of its capital stock;

     - declare, set aside or pay any dividend or other distribution in respect of its capital stock;

     - make any other actual, constructive or deemed distribution in respect of any shares of its capital stock or otherwise make payments to stockholders in their capacity as stockholders;

     - redeem, repurchase or otherwise acquire any of its securities or any securities of any of its subsidiaries;

     - adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Unitrode or any of its subsidiaries;

     - alter through merger, liquidation, reorganization, restructuring or in any other fashion the corporate structure or ownership of any subsidiary of Unitrode;

     - incur or assume any long-term or short-term debt or issue any debt securities;

     - assume, guarantee, endorse or otherwise become liable or responsible for the obligations of any other person;

     - make any loans, advances or capital contributions to, or investments in, any other person, other than to the wholly owned subsidiaries of Unitrode or customary loans or advances to employees in the ordinary and usual course of business consistent with past practice and in amounts not material to the maker of such loan or advance;

     - pledge or otherwise encumber shares of capital stock of Unitrode or its subsidiaries;

     - mortgage or pledge any of its material tangible or intangible assets or create or suffer to exist any material lien upon those assets;

     - except as set forth in the merger agreement or as required under existing agreements, increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date of the merger agreement, including, the granting of stock appreciation rights or performance units, or grant any completion bonuses or change of control payments in respect of the merger or that will be affected by the merger;

     - promote or change the classification or status of or, except in the ordinary and usual course of business consistent with past practice, hire any employee or individual;

     - acquire, sell, lease or dispose of any material assets outside the ordinary and usual course of business consistent with past practice or any assets which in the aggregate are material to Unitrode and its subsidiaries taken as a whole, or grant any exclusive distribution rights;

     - except as may be required as a result of a change in law or in generally accepted accounting principles, change any of its accounting principles or practices;

     - revalue in any material respect any of its assets, including writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary and usual course of business consistent with past practice or as required by generally accepted accounting principles;

     - acquire, by merger, consolidation or acquisition of stock or assets, any corporation, partnership or other business organization or division of them or any equity interest in them;

     - enter into any material contract or agreement, other than in the ordinary and usual course of business consistent with past practice, or amend in any material respect any material contracts or agreements;

     - authorize any new capital expenditure or expenditures which are not provided for in Unitrode's current capital expenditure plan and which, individually, is in excess of $100,000 or, in the aggregate, are in excess of $250,000;

     - enter into or amend any contract, agreement, commitment or arrangement providing for the taking of any action that would be prohibited by the merger agreement;

     - make or revoke any tax election, or settle or compromise any tax liability, or change, or make a request to any taxing authority to change, any aspect of Unitrode or any of its subsidiaries' method of accounting for tax purposes;

     - pay, discharge or satisfy any material claims, liabilities or obligations, other than the payment, discharge or satisfaction in the ordinary and usual course of business consistent with past practice or in accordance with their terms of liabilities reflected or reserved against in, the consolidated financial statements of Unitrode and its subsidiaries or incurred since the date of those financial statements or waive the benefits of, or agree to modify in any manner, any confidentiality, standstill or similar agreement to which Unitrode or any of its subsidiaries is a party;

     - settle or compromise any pending or threatened suit, action or claim relating to the transactions contemplated by the merger agreement;

     - take any action that would prevent or impede the merger from qualifying as a "pooling of interests" for accounting purposes or as a reorganization under Section 368 of the Internal Revenue Code;

     - enter into any agreement or arrangement that limits or otherwise restricts Unitrode or any of its subsidiaries or any successor to them or that could, after the merger, limit or restrict the surviving corporation and its affiliates, including Texas Instruments or any of its successors, from engaging or competing in any line of business or in any geographic area;

     - fail to comply in any material respect with any law applicable to Unitrode, its subsidiaries or their respective assets;

     - enter into any direct or indirect arrangements for financial subsidies;

     - adopt, enter into, amend, alter or terminate, partially or completely, any of Unitrode's benefit plans or employee arrangements except as contemplated by the merger agreement or to the extent required by applicable law;

     - enter into any contract with an officer, director, employee, agent, or other similar representative of Unitrode or any of its subsidiaries that is not terminable, without penalty or other liability, upon less than 60 calendar days' notice; or

     - take, propose to take, or agree to take, any of the foregoing actions or any action which would make any of the representations or warranties of Unitrode contained in the merger agreement untrue, incomplete or incorrect.

     Texas Instruments has agreed that, among other things and subject to various conditions and exceptions, it will not and will cause its subsidiaries not to, without the prior consent of Unitrode:

     - amend its certificate of incorporation or bylaws;

     - take any action that would or would reasonably be expected to prevent, impair or materially delay the ability of Unitrode or Texas Instruments to consummate the transactions contemplated by the merger agreement;

     - take any action that would prevent or impede the merger from qualifying as a "pooling of interests" for accounting purposes or as a reorganization under Section 368 of the Internal Revenue Code; or

     - take, propose to take, or agree to take, any of the foregoing actions or any action which would make any of the representations or warranties of Texas Instruments or Unicorn Acquisition contained in the merger agreement untrue, incomplete or incorrect.

CONDITIONS TO THE COMPLETION OF THE MERGER

     The respective obligations of Unicorn Acquisition, Texas Instruments and Unitrode to consummate the merger are subject to the satisfaction or waiver of certain conditions, including that:

     - the holders of at least 66 2/3% of the voting power of all outstanding shares of Unitrode common stock have approved and adopted the merger;

     - any waiting periods applicable to the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 have expired or been terminated without limitation, restriction or condition;

     - there is no law of any governmental entity of competent jurisdiction in effect restraining, enjoining or otherwise preventing consummation of the merger;

     - the Securities and Exchange Commission has declared the registration statement, of which this proxy statement/prospectus is a part and filed by Texas Instruments in connection with the registration under the Securities Act of shares of Texas Instruments common stock to be issued in the merger, effective and the registration statement is still effective at the time of the merger, with no stop order suspending its effectiveness having been issued and no action, suit, proceeding or investigation by the Securities and Exchange Commission to suspend its effectiveness having been initiated and be continuing; and

     - the Texas Instruments common stock required to be issued under the merger agreement has been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

     The obligations of Texas Instruments and Unicorn Acquisition to consummate the merger are further subject to satisfaction or waiver of the following conditions:

     - the representations and warranties of Unitrode contained in the merger agreement, are and have been true, except where the failure to be true, individually or in the aggregate, has not had or is not reasonably expected to have a Material Adverse Effect (as defined below) on Unitrode and its subsidiaries taken as a whole, in each case when made and on and as of the date of the merger as though made on and as of that date, except for representations and warranties made as of a specified date, which speak only as of the specified date;

     - Unitrode has performed or complied in all material respects with all agreements and conditions contained in the merger agreement required to be performed or complied with by it prior to or at the time of the merger;

     - Unitrode has delivered to Texas Instruments a certificate, dated the date of the merger, signed by the President or any Vice President of Unitrode, certifying as to the fulfillment of the conditions specified in the preceding two bullets;

     - Texas Instruments has received an opinion of its tax counsel, Weil, Gotshal & Manges LLP, dated the date of the merger to the effect that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code;

     - all authorizations, consents or approvals of any domestic or foreign (including Germany) governmental entity required in connection with the execution and delivery of the merger agreement and the performance of the obligations under the merger agreement have been made or obtained, without any limitation, restriction or condition that is reasonably expected to have a Material Adverse Effect on Unitrode and its subsidiaries taken as a whole, or an effect on Texas Instruments and its subsidiaries that, were that effect applied to Unitrode and its subsidiaries, is reasonably expected to have a Material Adverse Effect on Unitrode, except for any authorizations, consents or approvals, the failure of which to have been made or obtained is not reasonably expected to have a Material Adverse Effect on Unitrode and its subsidiaries taken as a whole, or an effect on Texas Instruments and its subsidiaries that, were that effect applied to Unitrode and its subsidiaries, is reasonably expected to have a Material Adverse Effect on Unitrode;

     - at least 45 days prior to the date of Unitrode's special stockholders meeting, Texas Instruments has received an affiliate letter from each person who is an "affiliate" of Unitrode for purposes of Rule 145 under the Securities Act; and

     - Unitrode has received and delivered to Texas Instruments a letter from PricewaterhouseCoopers LLP dated the date of the merger, stating that no conditions exist that would preclude Unitrode from being party to a business combination for which the "pooling of interests" method of accounting would be available and Texas Instruments has received and, unless waived by Unitrode, delivered to Unitrode a letter from Ernst & Young LLP, dated the date the registration statement filed by Texas Instruments is declared effective and dated the date of the merger, stating that treatment of the merger as a "pooling of interests" for accounting purposes is appropriate if the merger is consummated as contemplated by the merger agreement.

     The obligations of Unitrode to consummate the merger are further subject to satisfaction or waiver of the following conditions:

     - the representations and warranties of Texas Instruments and Unicorn Acquisition contained in the merger agreement are and have been true, except where the failure to be true, individually or in the aggregate, has not had or is not reasonably expected to have, a Material Adverse Effect on Texas Instruments and its subsidiaries taken as a whole, in each case when made and on and as of the date of the merger as though made on and as of that date, except for representations and warranties made as of a specified date, which speak only as of the specified date;

     - Texas Instruments has performed or complied in all material respects with all agreements and conditions contained in the merger agreement required to be performed or complied with by it prior to or at the time of the merger;

     - Texas Instruments has delivered to Unitrode a certificate, dated the date of the merger, signed by the President or any Vice President of Texas Instruments, certifying as to the fulfillment of the conditions specified in the preceding two bullets; and

     - Unitrode has received an opinion of its tax counsel, Skadden, Arps, Slate, Meagher & Flom LLP, dated the date of the merger, to the effect that the merger will qualify as a reorganization within the meaning of
       Section 368(a) of the Internal Revenue Code.

     "Material Adverse Effect" is defined as, with respect to any entity, any change, circumstance, effect or development that, individually or in the aggregate with all other changes, circumstances and effects, is or is reasonably likely to be materially adverse to:

     - the assets, properties, financial condition or results of operations of that entity and its subsidiaries taken as a whole, other than any change, circumstance, effect or development:

          (1) relating to the economy in general in any country in which that entity operates or owns assets;

          (2) relating to the semiconductor industry (but not excluding, with respect to Unitrode, any change, circumstance, effect or development relating to the semiconductor industry that disproportionately impacts Unitrode);

          (3) arising out of or resulting from actions contemplated by the parties in connection with, or which is attributable to, the announcement of the merger agreement and the transactions contemplated by the merger agreement (including loss of customers or suppliers or the delay or cancellation of orders for products, but excluding in the case of Unitrode the loss of employees); or

          (4) any shareholder litigation or litigation by any governmental entity, in each case brought or threatened against that entity or any member of its board of directors in respect of the merger agreement or the transactions contemplated by the merger agreement;

      provided that neither:

          (a) any change in the market price or trading volume of the Unitrode common stock or Texas Instruments common stock; nor

          (b) a failure by Unitrode or Texas Instruments to meet the revenue or earnings predictions of equity analysis reflected in equity research analysts' revenue or earnings predictions or expectations, for any period ending on or after the date of the merger agreement will, in and of itself, constitute a Material Adverse Effect (although this proviso, as it relates to paragraph (b) above, does not exclude any underlying change, circumstance, effect or development which resulted in the failure to meet the estimates, predictions or expectations); or

     - the ability of that entity to consummate the transactions contemplated by the merger agreement.

ADDITIONAL COVENANTS OF UNITRODE AND TEXAS INSTRUMENTS

     Each of Texas Instruments, Unicorn Acquisition and Unitrode have also agreed, among other things and subject to various conditions and exceptions, that:

     - as soon as practicable following the date of the merger agreement, Texas Instruments and Unitrode will jointly prepare this proxy statement/prospectus in connection with the vote of the stockholders of Unitrode in respect of the merger and Texas Instruments will file with the Securities and Exchange Commission a registration statement, of which this proxy statement/prospectus is a part, in connection with the registration under the Securities Act of the shares of Texas Instruments common stock to be issued in connection with the merger;

     - Unitrode will use all reasonable best efforts to cause
       PricewaterhouseCoopers LLP to deliver a customary "comfort" letter dated the date on which the registration statement filed by Texas Instruments will become effective and addressed to Texas Instruments;

     - Texas Instruments will use all reasonable best efforts to cause Ernst & Young LLP to deliver a customary "comfort" letter dated the date on which the registration statement will become effective and addressed to Unitrode;

     - Unitrode will:

          (1) hold a special meeting of its stockholders as soon as practicable after the date of the merger agreement for the purpose of voting on the approval and adoption of the merger on substantially the terms and conditions set forth in the merger agreement; and

          (2) solicit proxies from its stockholders to obtain the requisite vote for that approval;

     - the Unitrode board of directors will recommend approval and adoption of the merger by Unitrode's stockholders and will not withdraw, amend or modify in a manner adverse to Texas Instruments such recommendation, or announce publicly its intention to do so;

     - each party will use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable under applicable laws to consummate the merger;

     - each party will use its reasonable best efforts to obtain all requisite approvals and authorizations for the merger, including, without limitation, those required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976;

     - each party will use its reasonable best efforts to resolve any objections asserted by a governmental entity or other person in respect of the merger under any antitrust law;

     - Unitrode will inform Texas Instruments of any litigation brought against Unitrode or its directors relating to the merger and will consult with and obtain Texas Instruments' prior written consent before entering into any settlement or compromise of any such litigation;

     - Unitrode will provide, and will cause its respective subsidiaries to provide, Texas Instruments and Unicorn Acquisition and their authorized representatives reasonable access to all employees, plants, offices, warehouses and other facilities and to all books and records of Unitrode and its subsidiaries;

     - each party will consult with each of the others before issuing any press release or otherwise making any public statements in respect of the merger;

     - each party will give prompt notice to each of the others of the occurrence of particular events;

     - each party will, and will cause its respective subsidiaries to, use its reasonable best efforts to cause the merger to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code;

     - Texas Instruments and Unicorn Acquisition will do or cause to be done certain things related to employee matters, including, without limitation, to honor the obligations of Unitrode under the provisions of all employment, consulting, termination, severance, change of control, individual compensation indemnification agreements and certain other benefits arrangements;

     - Texas Instruments will use its reasonable best efforts to cause the shares of Texas Instruments common stock to be issued in connection with the merger to be listed on the New York Stock Exchange, subject only to official notice of issuance;

     - Texas Instruments will take all action necessary to cause Unicorn Acquisition to perform its obligations under the merger agreement and to consummate the merger on the terms and conditions set forth in the merger agreement;

     - at least 45 days prior to the date of Unitrode's special meeting, Unitrode will deliver to Texas Instruments an affiliate letter from each person who is an "affiliate" of Unitrode for purposes of Rule 145 under the Securities Act;

     - if any state takeover statute is or may become applicable to the merger or the stock option agreement, each of Texas Instruments and Unitrode will take all actions that are necessary to consummate the merger or the transactions contemplated by the stock option agreement as promptly as practicable and will otherwise act to eliminate or minimize the effects of any state takeover statute on the merger or the option agreement;

     - prior to the merger, Unitrode will prepay any amounts outstanding under, and will use its reasonable best efforts to terminate, the Loan Agreement, dated as of March 19, 1999, among Unitrode, Fleet National Bank and certain other banks; and

     - at the request of Texas Instruments, Unitrode will merge or liquidate Benchmarq Microelectronics, Inc., a wholly owned subsidiary of Unitrode, into Unitrode on terms and conditions satisfactory to Texas Instruments.

     Unitrode has also further agreed not to, and not to permit its subsidiaries to, nor authorize or permit any officer, director or employee of or any investment banker, attorney, accountant or other advisor or representative of Unitrode or any of its subsidiaries to, directly or indirectly:

     - solicit, initiate or encourage the submission of any Acquisition Proposal (as defined below); or

     - participate in any discussions or negotiations regarding, or furnish to any person any information in respect of, or take any other action to facilitate, any Acquisition Proposal or any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal.

     However, in response to an unsolicited Acquisition Proposal, Unitrode may take any of the actions described in the second bullet above if, and only to the extent that:

     - the special meeting of Unitrode stockholders to approve the merger has not occurred;

     - the Unitrode board of directors, after consultation with independent legal counsel, determines in good faith that action is necessary for the Unitrode board of directors to comply with its duties to Unitrode's stockholders under applicable law;

     - the Unitrode board of directors determines in good faith that the Acquisition Proposal, if accepted, is reasonably likely to be consummated after taking into account all legal, financial, regulatory and other aspects of the proposal and the person making the proposal, and believes in good faith, after consultation with its financial advisor and after taking into account the strategic benefits to be derived from the merger and the long-term prospects of Texas Instruments and its subsidiaries, that the Acquisition Proposal would, if consummated, result in a transaction more favorable to Unitrode's stockholders than the merger (any such Acquisition Proposal that the Unitrode board of directors has determined to be more favorable to Unitrode stockholders than the merger is referred to as a "Superior Proposal"); and

     - prior to taking action, Unitrode:

        (1) provides reasonable notice to Texas Instruments that it is taking action; and

        (2) receives from the person making the Acquisition Proposal an executed confidentiality/standstill agreement in reasonably customary form and containing terms at least as stringent as those contained in the confidentiality agreement entered into between Texas Instruments and Unitrode in connection with the merger.

     Unitrode will notify Texas Instruments of its receipt of any Acquisition Proposal as promptly as practicable. Unitrode has also agreed to terminate any existing activities, discussions or negotiations with any parties conducted before the merger agreement in respect of any possible Acquisition Proposal.


     Subject to certain exceptions, Unitrode's board of directors will not withdraw or modify, or propose to withdraw or modify, in a manner adverse to Texas Instruments, its approval or recommendation of the merger unless the Unitrode board of directors, after consultation with independent legal counsel, determines in good faith that such action is necessary to comply with the Unitrode board of directors' duties to Unitrode's stockholders under applicable law. The Unitrode board of directors may not approve or recommend, and in connection with that approval or recommendation withdraw or modify its approval or recommendation of the merger, an Acquisition Proposal unless it is a Superior Proposal and the board of directors has first consulted with independent legal counsel and determined that such action is necessary to comply with the Unitrode board of directors' duties to Unitrode's stockholders under applicable law.


     "Acquisition Proposal" means any inquiry, offer or proposal regarding any of the following, other than the transactions contemplated by the merger agreement, involving Unitrode or any of its subsidiaries:

     - any merger, consolidation, share exchange, recapitalization, business combination or other similar transaction;

     - any sale, lease, exchange, mortgage, pledge, transfer or other disposition of all or substantially all the assets of Unitrode and its subsidiaries, taken as a whole, in a single transaction or series of related transactions;

     - any tender offer or exchange offer for 20% or more of the outstanding capital stock of Unitrode or the filing of a registration statement under the Securities Act in connection with any such tender or exchange offer; or

     - any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

TERMINATION OF THE MERGER AGREEMENT

  Termination by either Unitrode or Texas Instruments

     The merger agreement may be terminated, and the merger abandoned, at any time prior to the merger by mutual written consent of Unitrode and Texas Instruments. The merger agreement may also be terminated by either Unitrode or Texas Instruments if:

     - the merger is not consummated by February 29, 2000; except that either Unitrode or Texas Instruments may extend the termination date if it reasonably determines in good faith that additional time is necessary in connection with obtaining any required governmental consent or approval, provided that the termination date may not be extended beyond March 31, 2000;

     - the required approval of the stockholders of Unitrode has not been obtained;

     - any law permanently restraining, enjoining or otherwise prohibiting the consummation of the merger has become final and non-appealable; or

     - any governmental entity has failed to issue an order, decree or ruling or to take any other action which is necessary to fulfill certain conditions to the consummation of the merger, and that denial of a request to issue such order, decree or ruling or to take such other action is final and non-appealable.

However, the right of either party to terminate the merger agreement is not available to a party that has breached, in any material respect, its obligations to consummate the merger set forth in the merger agreement in any manner that has proximately contributed to the failure of the merger to be consummated.

  Termination by Unitrode

     The merger agreement may be terminated, and the merger abandoned, by Unitrode at any time prior to the merger if each of the following occurs:

     - Unitrode is not in breach of its obligations with respect to Acquisition Proposals, as set forth above;

     - the merger has not been approved by Unitrode's stockholders;

     - Unitrode's board of directors authorizes Unitrode, subject to complying with the terms of the merger agreement, to enter into a binding written agreement concerning a transaction that constitutes a Superior Proposal and Unitrode notifies Texas Instruments in writing that it intends to enter into that agreement, attaching the most current version of that agreement to the notice; and

     - during the three business day period after that notice:

        (1) Unitrode negotiates with, and causes its financial and legal advisors to negotiate with, Texas Instruments to attempt to make commercially reasonable adjustments in the terms and conditions of the merger agreement as would enable Unitrode to proceed with the transactions contemplated by the merger agreement; and

          (2) Unitrode's board of directors concludes, after considering the results of these negotiations, that the Superior Proposal giving rise to Unitrode's notice continues to be a Superior Proposal.


     The merger agreement may also be terminated, and the merger abandoned, by Unitrode at any time prior to the merger if there is a breach by Texas Instruments or Unicorn Acquisition of any representation, warranty, covenant or agreement contained in the merger agreement that cannot be cured and would prevent certain conditions to the consummation of the merger from being satisfied before February 29, 2000.


  Termination by Texas Instruments

     The merger agreement may be terminated, and the merger abandoned, by Texas Instruments at any time prior to the merger if:

     - Unitrode enters into a binding agreement for a Superior Proposal or Unitrode's board of directors withdraws or adversely modifies its approval or recommendation of the merger; or


     - there is a breach by Unitrode of any representation, warranty, covenant or agreement contained in the merger agreement that cannot be cured and would prevent certain conditions to the consummation of the merger from being satisfied before February 29, 2000.

  Effect of Termination

     If the merger agreement is terminated:

     - because (1) a bona fide Acquisition Proposal has been made or any person has publicly announced an intention, whether or not conditional, to make a bona fide Acquisition Proposal in respect of Unitrode or any of its subsidiaries, (2) the merger agreement is subsequently terminated by either Texas Instruments or Unitrode because Unitrode's stockholders have not approved and adopted the merger and (3) within nine months of the termination of the merger agreement any Acquisition Proposal by a third party is entered into, agreed to or consummated by Unitrode;

     - by Unitrode pursuant to the reasons and conditions relating to an Acquisition Proposal set forth in the four bullets under "Termination by Unitrode" above; or

     - by Texas Instruments because:

          (1) Unitrode enters into a binding agreement for a Superior Proposal or Unitrode's board of directors withdraws or adversely modifies its approval or recommendation of the merger; or

          (2) Unitrode materially breaches its covenant not to solicit, initiate or encourage the submission of any Acquisition Proposal or participate in any discussions or negotiations regarding, or furnish to any person any information in respect of, or take any other action to facilitate, any Acquisition Proposal or any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal, then Unitrode has agreed to pay Texas Instruments a termination fee of $41,700,000 on the date of the termination, except in the case of the first bullet above, for which the termination fee shall be payable on the earlier of the date an agreement is entered into in respect of an Acquisition Proposal or an Acquisition Proposal is consummated. However, notwithstanding the foregoing, Unitrode will not pay Texas Instruments a termination fee in the event the Acquisition Proposal entered into, agreed to or consummated after the termination is an Acquisition Proposal by which:

     - Unitrode or any of its subsidiaries acquires a third party pursuant to a merger, consolidation, recapitalization, share exchange or similar transaction in which Unitrode survives and the shareholders of that acquired third party receive shares of Unitrode common stock which, immediately following consummation of the acquisition, represent no more than 45% of the issued and outstanding shares of Unitrode common stock (or securities convertible or exchangeable into, or exercisable for Unitrode common stock, whether upon the passage of time or otherwise); and

     - the acquired third party, or any of its affiliates, was not the subject of an Acquisition Proposal at any time after the date of the merger agreement and prior to the termination of the merger agreement.

INDEMNIFICATION OF UNITRODE'S DIRECTORS AND OFFICERS


     Unitrode and Texas Instruments have agreed to indemnify the present and former directors and officers of Unitrode and its subsidiaries against all losses, claims, damages, costs, expenses, liabilities or amounts that are paid in connection with any claim based on or arising out of or pertaining to the fact that such person is or was a director or officer of Unitrode or any of its subsidiaries, or based on or arising out of any of the transactions contemplated by the merger agreement, and to provide and maintain insurance coverage for such purposes, for a period of six years commencing on the effective date of the merger.


AMENDMENT OF THE MERGER AGREEMENT

     The merger agreement may be amended at any time in writing signed by all parties to the merger agreement before or after the approval of the merger by the Unitrode stockholders but, after their approval, the merger agreement may not be amended without the approval of the Unitrode stockholders if their approval is required under any applicable law.

EXTENSION AND WAIVER

     At any time before the merger, each party to the merger agreement may extend the time for performance of any obligation or act of another party, waive any inaccuracies in the representations and warranties of another party or waive compliance by the other party with any of the agreements or conditions contained in the merger agreement.

                                VOTING AGREEMENT

     The following description of certain terms of the voting agreement is only a summary of the material provisions of the described agreement and does not purport to be complete. Stockholders should read carefully the voting agreement. The voting agreement is attached to this proxy statement/prospectus as Annex B.


     In order to induce Texas Instruments to enter into the merger agreement, some of Unitrode's officers and directors entered into a voting agreement with Texas Instruments on July 25, 1999. Those stockholders who signed the voting agreement have agreed to vote an aggregate of 867,962 shares of Unitrode common stock, representing approximately 2.6% of the total outstanding voting power as of the record date, in favor of approval and adoption of the merger.


     The voting agreement provides that, during the period commencing on the date of the voting agreement and continuing until the earlier of the effective time of the merger or the termination of the merger agreement in accordance with its terms, at any meeting of Unitrode stockholders (or at any adjournment of that meeting or pursuant to action by written consent) called to approve and adopt the merger, the stockholders party to the voting agreement will vote the shares held by such stockholder and subject to the voting agreement in favor of approval and adoption of the merger. In addition, each stockholder party to the voting agreement will not enter into any other voting agreement or grant a proxy or power of attorney with respect to Unitrode common stock held by such stockholder and subject to the voting agreement.

                             STOCK OPTION AGREEMENT

     The following description of certain terms of the option agreement is only a summary of the material provisions of the described agreement and does not purport to be complete. Stockholders should read carefully the stock option agreement. The option agreement is attached to this proxy statement/prospectus as Annex C.

GENERAL

     In order to induce Texas Instruments to enter into the merger agreement, Unitrode and Texas Instruments entered into a stock option agreement, pursuant to which Unitrode granted Texas Instruments an irrevocable option to purchase up to 6,470,760 shares of Unitrode common stock at a purchase price of $38.60 per share, subject to adjustment as set forth in the stock option agreement. The shares granted in the option give Texas Instruments the right to purchase up to 19.9% of the stock entitled to vote for the election of directors of Unitrode that is issued and outstanding at the time of the exercise of the option. The option is intended to increase the likelihood that the merger will be completed in accordance with the terms of the merger agreement. Consequently, certain aspects of the option agreement may have the effect of discouraging persons who might now or at any time prior to the completion of the merger be interested in acquiring all or a significant interest in Unitrode or its assets.

EXERCISE OF THE OPTION; PROFIT LIMITATIONS

     The stock option agreement allows Texas Instruments to exercise the option with respect to any or all of the option shares at any time, or from time to time, when Texas Instruments is entitled to receive a termination fee under the merger agreement by sending prior written notice to Unitrode specifying the number of shares Texas Instruments wishes to purchase. The purchase price and number of shares exercisable under the option are subject to adjustment in the event of any change in the number of issued and outstanding shares. In lieu of exercising the option, Texas Instruments may elect to receive cash in an amount equal to the excess, if any, over the purchase price of the option of the higher of (1) the highest price of Unitrode common stock paid or proposed to be paid under any other definitive acquisition agreement executed by Unitrode or (2) the average closing price, for the five trading day period ending on the trading day immediately prior to the date Texas Instruments gives notice of such exercise, of Unitrode common stock as reported on the New York Stock Exchange.

     The stock option agreement provides, however, that Texas Instruments' profit from (1) the net profit of any sale of Unitrode common stock received pursuant to exercises made under the stock option agreement, (2) the receipt of cash from cash exercises made under the stock option agreement and (3) the receipt of cash from termination fees payable under the merger agreement may not exceed $55,600,000 in the aggregate.

TERMINATION OF THE OPTION

     The stock option agreement specifies that the agreement, and Texas Instruments' option, will terminate upon the earliest of:

     - the effective time of the merger;

     - 120 days after the occurrence of an event that unconditionally entitles Texas Instruments to receive the termination fee under the merger agreement; or

     - the termination of the merger agreement in accordance with its terms, so long as Texas Instruments has not received, or is no longer entitled to receive, a termination fee under the merger agreement, in which case the option will terminate on the later of 120 days following the time such termination fee becomes unconditionally payable or the expiration of the period in which an exercise event could occur pursuant to the merger agreement.

Texas Instruments is, however, still entitled to purchase the shares with respect to which it has exercised the option in accordance with the terms of the stock option agreement prior to termination of the option.

OTHER PROVISIONS

     The stock option agreement contains other provisions regarding transfer restrictions, notice requirements, registration rights and representations and warranties made by Texas Instruments and Unitrode.

                         BUSINESS OF TEXAS INSTRUMENTS

     Texas Instruments is a global semiconductor company and the world's leading designer and supplier of digital signal processors and analog integrated circuits, the engines driving the digitalization of electronics. These two types of semiconductor products work together in digital electronic devices such as digital cellular phones. Analog technology converts analog signals like sound, light, temperature and pressure into the digital language of zeros and ones, which can then be processed in real-time by a digital signal processor. Analog integrated circuits also translate digital signals back to analog. Digital signal processors and analog integrated circuits enable a wide range of new products and features for Texas Instruments' more than 30,000 customers in commercial, industrial and consumer markets.

     Texas Instruments is also a world leader in the design and manufacturing of other semiconductor products. Those products include standard logic, application-specific integrated circuits, reduced instruction-set computing microprocessors, and microcontrollers.

     The semiconductor business comprised 80% of Texas Instruments' 1998 revenues when the divested memory business is excluded. Texas Instruments' semiconductor products are used in a diverse range of electronic systems, including digital cellular phones, computers, printers, hard disk drives, modems, networking equipment, digital cameras and video recorders, motor controls, autos and home appliances. Products are sold primarily to original-equipment manufacturers and through distributors. Texas Instruments' semiconductor patent portfolio has been established as an ongoing contributor to semiconductor revenues. Revenues generated from sales to Texas Instruments' top three semiconductor customers accounted for approximately 24% of total semiconductor revenues in 1998.

     Texas Instruments' restated certificate of incorporation and bylaws provide for the indemnification of directors and officers in the event they become parties to legal proceedings arising in connection with their positions with Texas Instruments. The Securities and Exchange Commission has expressed its position that the indemnification of directors, officers and controlling persons against liabilities arising under the Securities Act is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

     All of the current directors and executive officers of Texas Instruments will be the directors and executive officers of Texas Instruments following the merger. For information regarding these directors and executive officers and executive compensation, see the sections of Texas Instruments' annual meeting proxy statement referenced below under "Incorporation by Reference to Other Documents."

INCORPORATION BY REFERENCE TO OTHER DOCUMENTS

     As allowed by the rules of the Securities and Exchange Commission, this proxy statement/prospectus does not contain all of the information you can find in the registration statement or the exhibits to the registration statement. Specifically, the Securities and Exchange Commission allows Texas Instruments to "incorporate by reference" information into this proxy statement/prospectus, which means that Texas Instruments can disclose important information to you by referring you to another document filed separately by it with the Securities and Exchange Commission. The information incorporated in this proxy statement/prospectus by reference is deemed to be part of this proxy statement/prospectus, except for any information superseded by information that we include in this proxy statement/prospectus. This proxy statement/prospectus incorporates by reference the documents set forth below that have previously been filed with the Securities and Exchange Commission. These documents contain important information about Texas Instruments and its finances.

DOCUMENT FILED                                                 PERIOD OR DATE FILED
--------------                                                 --------------------
Annual Report on Form 10-K for Fiscal Year ended December
  31, 1998 (as amended on Form 10-K/A)....................  Filed on February 22, 1999
                                                                 (August 9, 1999)
Quarterly Reports on Form 10-Q for three months ended
  March 31, 1999 (as amended on Form 10-Q/A) and June 30,
  1999....................................................    Filed on April 23, 1999
                                                            (August 9, 1999) and August
                                                                     13, 1999
Current Report on Form 8-K................................     Filed on May 24, 1999
Sections of Annual Meeting Proxy Statement on Schedule 14A
  under headings "Election of Directors," "Directors'
  Compensation," "Executive Compensation" and
  "Compensation Committee Report on Executive
  Compensation"...........................................    Filed on March 5, 1999

     Texas Instruments is also incorporating by reference any additional documents that it may file with the Securities and Exchange Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 between the date of this proxy statement/prospectus and the date of the special meeting of Unitrode stockholders.

WHERE YOU CAN FIND MORE INFORMATION ABOUT TEXAS INSTRUMENTS

     Texas Instruments (File No. 1-3761) files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements and other information filed by Texas Instruments at the Securities and Exchange Commission's public reference room, at 450 Fifth Street, N.W., Washington, D.C. 20549, as well as at public reference rooms in New York, New York, and Chicago, Illinois. Please call
(800) SEC-0330 for further information on the public reference rooms. Texas Instruments' filings are also available to the public from commercial document retrieval services and at the Internet web site maintained by the Securities and Exchange Commission at http://www.sec.gov.

     Texas Instruments has filed a registration statement on Form S-4 to register with the Securities and Exchange Commission the Texas Instruments common stock to be issued to stockholders of Unitrode in the merger. This proxy statement/prospectus is part of that registration statement and constitutes a prospectus of Texas Instruments in addition to being a proxy statement of Unitrode for its special meeting of stockholders.

     Texas Instruments has supplied all information contained or incorporated by reference in this proxy statement/prospectus relating to Texas Instruments or Unicorn Acquisition.

                              BUSINESS OF UNITRODE

     Unitrode Corporation currently designs, manufactures, markets and sells a range of analog/linear and mixed-signal integrated circuits (ICs), modules, and non-volatile products. Unitrode's analog IC business was founded in 1981; additional analog and mixed-signal battery management products, as well as the modular and non-volatile product lines, were added as a result of the merger with Benchmarq Microelectronics, Inc. Today, Unitrode's principal products are proprietary, high-performance analog/linear and mixed-signal ICs that are used in a variety of applications in EDP/computer, telecommunications, industrial control and instrumentation, space communications, and consumer/automotive markets. For the most part, these ICs are used either to control switching power supplies, to control charging, conditioning, and monitoring of rechargeable batteries, or to act as an interface between various pieces of electronic equipment. Unitrode's Benchmarq-branded lines of non-volatile static random access memory products and real time clock products provide back-up memory, time and date functions in telecommunications and computer equipment.

     Slightly more than half of Unitrode's revenues are derived from power management applications either in the control of switching power supplies and DC/DC converters or in battery management. About one-third of revenues comes from interface products, principally Small Computer Systems Interface active terminators. Altogether, these comprise 90% of Unitrode's revenues and represent the strategic thrust of new product development. The non-volatile product lines represent the remaining 10%.

INCORPORATION BY REFERENCE TO OTHER DOCUMENTS

     As allowed by the rules of the Securities and Exchange Commission, this proxy statement/prospectus does not contain all of the information you can find in the registration statement or the exhibits to the registration statement. Specifically, the Securities and Exchange Commission allows Unitrode to "incorporate by reference" information into this proxy statement/prospectus, which means that Unitrode can disclose important information to you by referring you to another document filed separately by it with the Securities and Exchange Commission. The information incorporated in this proxy statement/prospectus by reference is deemed to be part of this proxy statement/prospectus, except for any information superseded by information that we include in this proxy statement/prospectus. This proxy statement/ prospectus incorporates by reference the documents set forth below that have previously been filed with the Securities and Exchange Commission. These documents contain important information about Unitrode and its finances.


DOCUMENT FILED                                               PERIOD OR DATE FILED
--------------                                               --------------------
Annual Report on Form 10-K for Fiscal Year ended January
  31, 1999................................................  Filed on April 23, 1999
Quarterly Reports on Form 10-Q for three months ended May
  1, 1999 and July 31, 1999...............................  Filed on June 11, 1999
                                                            and September 10, 1999
Current Reports on Form 8-K...............................  Filed on June 29, 1999
                                                            and July 27, 1999
Annual Meeting Proxy Statement on Schedule 14A............  Filed on April 23, 1999


     Texas Instruments is also incorporating by reference any additional documents that Unitrode may file with the Securities and Exchange Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 between the date of this proxy statement/prospectus and the date of the special meeting of Unitrode stockholders.

WHERE YOU CAN FIND MORE INFORMATION ABOUT UNITRODE

     Unitrode (File No. 1-5609) files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements and other information filed by Unitrode at the Securities and Exchange Commission's public reference room, at 450 Fifth Street, N.W., Washington, D.C. 20549, as well as at public reference rooms in New York, New York, and Chicago, Illinois. Please call (800) SEC-0330 for further information on the public reference rooms. Unitrode's filings are also available to the public from commercial document retrieval services and at the Internet web site maintained by the Securities and Exchange Commission at http://www.sec.gov.

     Unitrode has supplied all information contained or incorporated by reference in this proxy statement/ prospectus relating to Unitrode.

               DESCRIPTION OF CAPITAL STOCK OF TEXAS INSTRUMENTS

GENERAL


     The authorized capital stock of Texas Instruments consists of 1,200,000,000 shares of common stock, $1.00 par value per share, and 10,000,000 shares of preferred stock, $25.00 par value, of which shares have been designated Series B Participating Cumulative Preferred Stock. As of September 10, 1999, there were issued 793,163,176 shares of common stock, of which 870,778 were treasury shares and 792,292,398 were outstanding, and Texas Instruments had no preferred stock issued or outstanding. The following summary of the terms of Texas Instruments' capital stock does not purport to be complete and is qualified in its entirety by reference to the applicable provisions of Delaware law and Texas Instruments' restated certificate of incorporation, as amended.


THE COMMON STOCK

     The holders of shares of Texas Instruments common stock, subject to the preferential rights of the holders of any shares of preferred stock of Texas Instruments, are entitled to dividends when and as declared by the Texas Instruments board of directors. The holders of the Texas Instruments common stock have one vote per share on all matters submitted to a vote of the stockholders, and the right to share pro rata in the net assets of Texas Instruments in liquidation after payment of any amounts due to creditors and in respect of any preferred stock of Texas Instruments. Holders of shares of Texas Instruments common stock are not entitled as a matter of right to any preemptive or subscription rights and are not entitled to cumulative voting for directors. All outstanding shares of Texas Instruments common stock are, and the shares of Texas Instruments common stock issued upon any conversion or exchange of any debt securities or preferred stock providing for such conversion or exchange will be, fully paid and nonassessable.

     The bylaws of Texas Instruments provide that the annual meeting of stockholders shall be held on the third Thursday in April each year or on such other date as may be fixed by the Texas Instruments board of directors and as stated in a written notice, which must be mailed or delivered to each stockholder at least 10 days prior to any stockholder meeting.

     Texas Instruments is authorized to issue additional shares of common stock without further stockholder approval, except as may be required by applicable law or stock exchange regulations.

     The transfer agent and registrar for Texas Instruments' common stock is Harris Trust and Savings Bank, 311 West Monroe Street, Chicago, Illinois 60690.

THE PREFERRED STOCK

     Under its restated certificate of incorporation, Texas Instruments is authorized to issue up to 10,000,000 shares of preferred stock, in one or more series, with such designations and such relative voting, dividend, liquidation, conversion and other rights, preferences and limitations as are stated in the restated certificate of incorporation, or any certificate of designation establishing such series adopted by the Texas Instruments board of directors. The 10,000,000 authorized but unissued shares of preferred stock may be issued pursuant to resolution of the Texas Instruments board of directors without the vote of the holders of any capital stock of Texas Instruments.

THE RIGHTS PLAN

     On June 18, 1998, the Texas Instruments board of directors declared a dividend of one preferred stock purchase right (a "Right") for each outstanding share of Texas Instruments common stock. The dividend was paid on June 30, 1998 (the "Record Date") to holders of record of Texas Instruments common stock as of the close of business on that date. The terms and conditions of the Rights are set forth in a Rights Agreement dated as of June 19, 1998 between Texas Instruments and Harris Trust and Savings Bank, as Rights Agent (as amended, the "Rights Agreement"). The Rights will expire on June 18, 2008, unless earlier exchanged or redeemed.

     Prior to the Distribution Date (as defined below), the Rights will be evidenced by the certificates for and will be transferred with the Texas Instruments common stock, and the registered holders of the Texas Instruments common stock will be deemed to be the registered holders of the Rights. After the Distribution Date, the Rights Agent will mail separate certificates evidencing the Rights to each record holder of the common stock as of the close of business on the Distribution Date, and thereafter the Rights will be transferable separately from the common stock. The "Distribution Date" generally means the earlier of (1) the close of business on the 10th day after the date of the first public announcement that a person, other than Texas Instruments or any of its subsidiaries or any employee benefit plan of Texas Instruments or any such subsidiary, has acquired beneficial ownership of 20% or more of the outstanding shares of common stock (an "Acquiring Person") and (2) the close of business on the 10th business day, or such later day as may be designated by the Texas Instruments board of directors before any person has become an Acquiring Person, after the date of the commencement of a tender or exchange offer by any person which would, if consummated, result in such person becoming an Acquiring Person.

     Prior to the Distribution Date, the Rights will not be exercisable to purchase Series B Participating Cumulative Preferred Stock (the "Series B Preferred Stock"). After the Distribution Date, each Right will be exercisable to purchase, for $200 (the "Purchase Price"), one one-thousandth of a share of Series B Preferred Stock.

     At any time after any person has become an Acquiring Person, but before the occurrence of any of the events described in the second succeeding sentence, each Right, other than Rights beneficially owned by the Acquiring Person and certain affiliated persons, will entitle the holder to purchase, for the Purchase Price, a number of shares of Texas Instruments common stock having a market value of twice the Purchase Price. At any time after any person has become an Acquiring Person, but before any person becomes the beneficial owner of 50% or more of the outstanding shares of Texas Instruments common stock or the occurrence of any of the events described in the next sentence, the Texas Instruments board of directors may exchange all or part of the Rights, other than Rights beneficially owned by an Acquiring Person and certain affiliated persons, for shares of Texas Instruments common stock at an exchange ratio of one share of Texas Instruments common stock per Right. If, after any person has become an Acquiring Person, (1) Texas Instruments is involved in a merger or other business combination in which Texas Instruments is not the surviving corporation or its common stock is exchanged for other securities or assets or (2) Texas Instruments and/or one or more of its subsidiaries sell or otherwise transfer assets or earning power aggregating more than 50% of the assets or earning power of Texas Instruments and its subsidiaries, taken as a whole, then each Right, other than Rights beneficially owned by an Acquiring Person and certain affiliated persons, will entitle the holder to purchase, for the Purchase Price, a number of shares of common stock of the other party to such business combination or sale, or in certain circumstances, an affiliate, having a market value of twice the Purchase Price.

     The Texas Instruments board of directors may redeem all of the Rights at a price of $0.01 per Right at any time before any person has become an Acquiring Person. For so long as the Rights are redeemable, the Rights Agreement may be amended in any respect. At any time when the Rights are no longer redeemable, the Rights Agreement may be amended in any respect that does not adversely affect Rights holders, other than any Acquiring Person and certain affiliated persons, cause the Rights Agreement to become amendable other than as described in this sentence or cause the Rights again to become redeemable.

     Rights holders have no rights as holders of Texas Instruments common stock, including the right to vote and to receive dividends.

     The Rights Agreement includes antidilution provisions designed to prevent efforts to diminish the effectiveness of the Rights.

     Each outstanding share of Texas Instruments common stock on the Record Date received one Right. Shares of common stock issued after the Record Date and prior to the Distribution Date will be issued with a Right attached so that all shares of Texas Instruments common stock outstanding prior to the Distribution Date will have Rights attached.

     The Rights may have antitakeover effects. The Rights may cause substantial dilution to a person that attempts to acquire Texas Instruments without a condition to such an offer that a substantial number of the Rights be acquired or that the Rights be redeemed or declared invalid. The Rights should not interfere with any merger or other business combination approved by the Texas Instruments board of directors since the Rights may be redeemed by Texas Instruments as described above.

     The foregoing description of the Rights Agreement is qualified in its entirety by reference to the full text of the Rights Agreement and Amendment No. 1 to the Rights Agreement, which are included as exhibits to documents filed with the Securities and Exchange Commission and incorporated by reference.

                                 LEGAL MATTERS

     The validity of the shares of Texas Instruments common stock to be issued in the merger and certain United States federal income tax consequences of the merger will be passed upon by Weil, Gotshal & Manges LLP, Dallas, Texas and New York, New York.

     Certain United States federal income tax consequences of the merger will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP.

                              INDEPENDENT AUDITORS

     The financial statements and schedule of Texas Instruments appearing in its annual report on Form 10-K for the year ended December 31, 1998, as amended, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon included therein and incorporated by reference in this proxy statement/prospectus. The audited financial statements incorporated in this proxy statement/prospectus by reference to the annual report on Form 10-K of Unitrode for the year ended January 31, 1999, except as they relate to Benchmarq Microelectronics, Inc., have been audited by PricewaterhouseCoopers LLP, independent accountants, and, insofar as they relate to Benchmarq Microelectronics, Inc., by Ernst & Young LLP, independent auditors; whose report thereon appears as an exhibit to the annual report on Form 10-K of Unitrode for the year ended January 31, 1999. These financial statements are incorporated by reference in this proxy statement/prospectus in reliance on the reports of these independent auditors given on the authority of those firms as experts in auditing and accounting.

            STOCKHOLDER PROPOSALS FOR UNITRODE'S 2000 ANNUAL MEETING
                OF STOCKHOLDERS IF THE MERGER IS NOT CONSUMMATED

     Unitrode's management knows of no matters other than the merger proposal that may properly be, or which are likely to be, brought before the special meeting of Unitrode stockholders.

     The Unitrode 2000 Annual Meeting of Stockholders will be held only if the merger is not consummated. If the merger is not consummated, under the rules and regulations of the Securities and Exchange Commission, stockholder proposals intended to be presented at the Unitrode 2000 Annual Meeting of Stockholders and included in Unitrode's proxy statement and form of proxy must be received by Unitrode at its principal executive offices no later than January 4, 2000 to be considered for inclusion in Unitrode's proxy statement and proxy cards for that meeting.

     Under Unitrode's bylaws, in order for a stockholder to nominate a candidate for election as a director of Unitrode at an annual meeting of stockholders or propose business for consideration at that meeting, a stockholder must generally give notice to the Secretary of Unitrode no more than 90 days nor less than 60 days prior to June 7, 2000.

     All notices of proposals by stockholders, whether or not included in Unitrode's proxy materials, should be sent to Unitrode Corporation, 7 Continental Boulevard, Merrimack, New Hampshire 03054-4334, Attention:
Secretary.

                                                                         ANNEX A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER

                           DATED AS OF JULY 25, 1999

                                     AMONG

                              UNITRODE CORPORATION

                         TEXAS INSTRUMENTS INCORPORATED

                                      AND

                           UNICORN ACQUISITION CORP.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

Article I     THE MERGER.....................................................   A-8
  SECTION 1.1    The Merger..................................................   A-8
  SECTION 1.2    Effective Time..............................................   A-8
  SECTION 1.3    Closing of the Merger.......................................   A-8
  SECTION 1.4    Effects of the Merger.......................................   A-8
  SECTION 1.5    Charter and Bylaws..........................................   A-8
  SECTION 1.6    Directors...................................................   A-8
  SECTION 1.7    Officers....................................................   A-8

Article II     CONVERSION OF SECURITIES......................................   A-9
  SECTION 2.1    Conversion of Shares........................................   A-9
  SECTION 2.2    Stock Options...............................................   A-9
  SECTION 2.3    Exchange Fund...............................................  A-10
  SECTION 2.4    Exchange Procedures.........................................  A-11
  SECTION 2.5    Distributions with Respect to Unsurrendered Certificates....  A-11
  SECTION 2.6    No Further Ownership Rights in Company Common Stock.........  A-11
  SECTION 2.7    No Fractional Shares of Parent Common Stock.................  A-12
  SECTION 2.8    Termination of Exchange Fund................................  A-12
  SECTION 2.9    No Liability................................................  A-12
  SECTION 2.10   Investment of the Exchange Fund.............................  A-12
  SECTION 2.11   Lost Certificates...........................................  A-12
  SECTION 2.12   Withholding Rights..........................................  A-12
  SECTION 2.13   Stock Transfer Books........................................  A-13

Article III    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................  A-13
  SECTION 3.1    Organization and Qualification; Subsidiaries................  A-13
  SECTION 3.2    Capitalization of the Company and Its Subsidiaries..........  A-13
  SECTION 3.3    Authority Relative to This Agreement........................  A-14
  SECTION 3.4    SEC Reports; Financial Statements...........................  A-14
  SECTION 3.5    No Undisclosed Liabilities..................................  A-15
  SECTION 3.6    Absence of Changes..........................................  A-15
  SECTION 3.7    Information Supplied........................................  A-16
  SECTION 3.8    Consents and Approvals......................................  A-17
  SECTION 3.9    No Default..................................................  A-17
  SECTION 3.10   Real Property...............................................  A-18
  SECTION 3.11   Litigation..................................................  A-19
  SECTION 3.12   Compliance with Applicable Law; Permits.....................  A-19
  SECTION 3.13   Employee Plans..............................................  A-20
  SECTION 3.14   Labor Matters...............................................  A-21
  SECTION 3.15   Environmental Matters.......................................  A-22
  SECTION 3.16   Tax Matters.................................................  A-24
  SECTION 3.17   Absence of Questionable Payments............................  A-24

  SECTION 3.18   Material Contracts..........................................  A-25
  SECTION 3.19   Subsidies...................................................  A-25
  SECTION 3.20   Intellectual Property.......................................  A-25
  SECTION 3.21   Year 2000...................................................  A-27
  SECTION 3.22   Opinion of Financial Advisor................................  A-28
  SECTION 3.23   Brokers.....................................................  A-28
  SECTION 3.24   Accounting Matters..........................................  A-28
  SECTION 3.25   Recalls.....................................................  A-28
  SECTION 3.26   Takeover Statute............................................  A-28
  SECTION 3.27   Company Rights Agreement....................................  A-28

Article IV    REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB........
                                                                               A-29
  SECTION 4.1    Organization................................................  A-29
  SECTION 4.2    Authority Relative to This Agreement........................  A-29
  SECTION 4.3    SEC Reports; Financial Statements...........................  A-29
  SECTION 4.4    Undisclosed Liabilities.....................................  A-30
  SECTION 4.5    Capitalization of Parent....................................  A-30
  SECTION 4.6    Information Supplied........................................  A-30
  SECTION 4.7    Consents and Approvals; No Violations.......................  A-30
  SECTION 4.8    No Prior Activities.........................................  A-31
  SECTION 4.9    Brokers.....................................................  A-31
  SECTION 4.10   Accounting Matters..........................................  A-31

Article V     COVENANTS RELATED TO CONDUCT OF BUSINESS.......................  A-31
  SECTION 5.1    Conduct of Business of the Company..........................  A-31
  SECTION 5.2    Conduct of Business of Parent...............................  A-33
  SECTION 5.3    Access to Information.......................................  A-33

Article VI    ADDITIONAL AGREEMENTS..........................................  A-34
  SECTION 6.1    Preparation of S-4 and the Proxy Statement..................  A-34
  SECTION 6.2    Letter of Accountants.......................................  A-34
  SECTION 6.3    Meeting.....................................................  A-35
  SECTION 6.4    Reasonable Best Efforts.....................................  A-35
  SECTION 6.5    Acquisition Proposals.......................................  A-36
  SECTION 6.6    Public Announcements........................................  A-37
  SECTION 6.7    Indemnification.............................................  A-37
  SECTION 6.8    Notification of Certain Matters.............................  A-38
  SECTION 6.9    Tax-Free Reorganization Treatment...........................  A-38
  SECTION 6.10   Employee Matters............................................  A-39
  SECTION 6.11   Company Affiliate Agreements................................  A-39
  SECTION 6.12   SEC and Other Filings.......................................  A-39
  SECTION 6.13   Fees and Expenses...........................................  A-39
  SECTION 6.14   Obligations of Merger Sub...................................  A-40

  SECTION 6.15   Listing of Stock............................................  A-40
  SECTION 6.16   Antitakeover Statutes.......................................  A-40
  SECTION 6.17   Termination of Credit Agreement.............................  A-40
  SECTION 6.18   Benchmarq...................................................  A-40

Article VII   CONDITIONS TO CONSUMMATION OF THE MERGER.......................  A-40
  SECTION 7.1    Conditions to Each Party's Obligations to Effect the
                 Merger......................................................  A-40
  SECTION 7.2    Conditions to the Obligations of Parent and Merger Sub......  A-40
  SECTION 7.3    Conditions to the Obligations of the Company................  A-41

Article VIII  TERMINATION; AMENDMENT; WAIVER.................................  A-42
  SECTION 8.1    Termination by Mutual Agreement.............................  A-42
  SECTION 8.2    Termination by Either Parent or the Company.................  A-42
  SECTION 8.3    Termination by the Company..................................  A-43
  SECTION 8.4    Termination by Parent.......................................  A-43
  SECTION 8.5    Effect of Termination and Abandonment.......................  A-43
  SECTION 8.6    Amendment...................................................  A-44
  SECTION 8.7    Extension; Waiver...........................................  A-44

Article IX    MISCELLANEOUS..................................................  A-44
  SECTION 9.1    Entire Agreement; Assignment................................  A-44
  SECTION 9.2    Notices.....................................................  A-44
  SECTION 9.3    Governing Law...............................................  A-45
  SECTION 9.4    Descriptive Headings........................................  A-45
  SECTION 9.5    Parties in Interest.........................................  A-46
  SECTION 9.6    Severability................................................  A-46
  SECTION 9.7    Specific Performance........................................  A-46
  SECTION 9.8    Counterparts................................................  A-46
  SECTION 9.9    Interpretation..............................................  A-46
  SECTION 9.10   Definitions.................................................  A-47

EXHIBITS

Voting Agreement............................................    A
Company Affiliate Agreement.................................    B
Option Agreement............................................    C

                           GLOSSARY OF DEFINED TERMS

DEFINED TERMS                                                 DEFINED IN SECTION
-------------                                                 ------------------
Acquisition Proposal........................................           6.5(a)
Antitrust Law...............................................              3.8
Articles of Merger..........................................              1.2
Assumed Stock Option........................................           2.2(a)
Average Parent Stock Price..................................           2.1(b)
beneficial ownership........................................          9.10(a)
beneficially own............................................          9.10(a)
business day................................................          9.10(b)
Benefit Plans...............................................       3.13(a)(i)
Certificates................................................              2.4
Closing.....................................................              1.3
Closing Date................................................              1.3
Code........................................................         Recitals
Company.....................................................         Preamble
Company Affiliate Agreements................................         Recitals
Company Balance Sheet.......................................              3.4
Company Balance Sheet Date..................................              3.4
Company Board...............................................           3.3(b)
Company Common Stock........................................           2.1(b)
Company Common Stock Price..................................           2.1(b)
Company Disclosure Schedule.................................      Article III
Company Option Plan.........................................           2.2(a)
Company Permits.............................................             3.12
Company Requisite Vote......................................           3.3(b)
Company Rights Agreement....................................             3.27
Company SEC Reports.........................................              3.4
Company Securities..........................................           3.2(a)
Company Stock Options.......................................           2.2(a)
Company Stockholder Meeting.................................              6.3
Confidentiality Agreement...................................           5.3(c)
Covered Transactions........................................             3.26
Department..................................................              1.2
DOJ.........................................................           6.4(b)
Effective Time..............................................              1.2
Employee Arrangements.......................................      3.13(a)(ii)
Environmental Law...........................................       3.15(a)(i)
ERISA.......................................................       3.13(a)(i)
Exchange Act................................................              3.4
Exchange Agent..............................................              2.3
Exchange Fund...............................................              2.3
Exchange Ratio..............................................           2.1(b)
Expenses....................................................             6.13
Financial Advisor...........................................             3.22
Former Facilities...........................................          3.10(a)
FTC.........................................................           6.4(b)
GAAP........................................................              3.4
Governmental Entity.........................................              3.8
Hazardous Material..........................................      3.15(a)(ii)
HSR Act.....................................................              3.8

DEFINED TERMS                                                 DEFINED IN SECTION
-------------                                                 ------------------
Indemnified Party(ies)......................................           6.7(a)
Intellectual Property.......................................          3.20(a)
IRS.........................................................          3.13(b)
know........................................................          9.10(c)
knowledge...................................................          9.10(c)
Law.........................................................              3.9
Lien........................................................           3.2(b)
Material Adverse Effect.....................................          9.10(d)
Material Contracts..........................................          3.18(a)
Merger......................................................              1.1
Merger Sub..................................................         Preamble
MGCL........................................................              1.1
NYSE........................................................           2.1(b)
Option Agreement............................................         Recitals
Parent......................................................         Preamble
Parent Board................................................           4.2(b)
Parent Common Stock.........................................         Recitals
Parent Disclosure Schedule..................................       Article IV
Parent SEC Reports..........................................              4.3
person......................................................          9.10(e)
Product.....................................................          3.25(c)
Proxy Statement.............................................              3.7
Real Property Leases........................................       3.10(c)(i)
Recalls.....................................................          3.25(a)
Release.....................................................     3.15(a)(iii)
Remedial Action.............................................      3.15(a)(iv)
Rights......................................................             3.27
S-4.........................................................              3.7
Scheduled Intellectual Property.............................          3.20(a)
SEC.........................................................           2.2(a)
Share(s)....................................................           2.1(b)
Share Consideration.........................................           2.1(b)
Stock Purchase Plan.........................................           2.2(c)
subsidiary..................................................          9.10(f)
Superior Proposal...........................................           6.5(a)
Surviving Corporation.......................................              1.1
Systems.....................................................          3.21(e)
Takeover Statutes...........................................             3.26
Tax(es).....................................................          3.16(a)
Tax Returns.................................................          3.16(a)
Termination Date............................................           8.2(a)
Voting Agreements...........................................         Recitals
WARN........................................................          3.14(d)

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER, dated as of July 25, 1999, is among Unitrode Corporation, a Maryland corporation (the "COMPANY"), Texas Instruments Incorporated, a Delaware corporation ("PARENT"), and Unicorn Acquisition Corp., a Maryland corporation and a direct wholly owned subsidiary of Parent ("MERGER SUB"). Certain capitalized and non-capitalized terms used herein are defined in
Section 9.10.

                                    RECITALS

     WHEREAS, the Boards of Directors of the Company, Parent and Merger Sub each have, in light of and subject to the terms and conditions set forth herein, approved this Agreement and the transactions contemplated hereby, including the Merger, and the Boards of Directors of the Company and Merger Sub have declared the Merger advisable on substantially the terms and conditions set forth herein and fair to, and in the best interests of, their respective stockholders;

     WHEREAS, pursuant to the Merger, among other things, and subject to the terms and conditions of this Agreement, all of the issued and outstanding shares of stock of the Company shall be converted into the right to receive shares of common stock, par value $1.00 per share, of Parent (together with any associated rights to acquire shares of Cumulative Preferred Stock of Parent pursuant to the Rights Agreement dated as of June 18, 1998, as amended, between Parent and Harris Trust and Savings Bank, as Rights Agent) (collectively, "PARENT COMMON STOCK");

     WHEREAS, as an inducement to Parent and Merger Sub to enter into this Agreement, certain stockholders of the Company have concurrently herewith entered into (i) voting agreements in the form attached hereto as EXHIBIT A("VOTING AGREEMENTS") pursuant to which, among other things, such stockholders have agreed to vote the shares of Company Common Stock (as hereinafter defined) owned by them in favor of the Merger and (ii) Company Affiliate Agreements in the form attached hereto as EXHIBIT B ("COMPANY AFFILIATE AGREEMENTS") pursuant to which, among other things, such stockholders have agreed to refrain from selling shares of Company Common Stock or Parent Common Stock during a specified period prior to and following consummation of the Merger;

     WHEREAS, as an inducement to Parent and Merger Sub to enter into this Agreement, the Company has entered into a stock option agreement in the form attached hereto as EXHIBIT C ("OPTION AGREEMENT") pursuant to which the Company has granted to Parent an option to purchase from the Company, upon the terms and conditions described in the Option Agreement, Shares (as hereinafter defined);

     WHEREAS, for U.S. federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "CODE"), and that this Agreement shall be, and is hereby, adopted as a plan of reorganization for purposes of Section 368(a) of the Code;

     WHEREAS, for accounting purposes, it is intended that the Merger shall be accounted for as a "pooling of interests"; and

     WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the Merger as set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Company, Parent and Merger Sub hereby agree as follows:

                                   ARTICLE I

                                   THE MERGER

     SECTION 1.1 The Merger. At the Effective Time and upon the terms and subject to the conditions of this Agreement and in accordance with the Maryland General Corporation Law (the "MGCL"), Merger Sub shall be merged with and into the Company (the "MERGER"). Following the Merger, the Company shall continue as the surviving corporation (the "SURVIVING CORPORATION") and the separate corporate existence of Merger Sub shall cease.

     SECTION 1.2 Effective Time. Subject to the provisions of this Agreement, Parent, Merger Sub and the Company shall cause the Merger to be consummated by filing appropriate Articles of Merger (the "ARTICLES OF MERGER") for record with the State Department of Assessments and Taxation of Maryland (the "DEPARTMENT") in such form as required by, and executed in accordance with, the relevant provisions of the MGCL, as soon as practicable on or after the Closing Date (as hereinafter defined). The Merger shall become effective upon acceptance for record of such Articles of Merger by the Department or at such time thereafter (but not exceeding 30 days after such acceptance for record) as is provided in the Articles of Merger (the "EFFECTIVE TIME").

     SECTION 1.3 Closing of the Merger. The closing of the Merger (the "CLOSING") will take place at a time and on a date to be specified by the parties (the "CLOSING DATE"), which shall be no later than the second business day after satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions), at the offices of Weil, Gotshal & Manges LLP, 100 Crescent Court, Suite 1300, Dallas, Texas 75201, or at such other time, date or place as agreed to in writing by the parties hereto.

     SECTION 1.4 Effects of the Merger. The Merger shall have the effects set forth in the MGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all of the properties, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

     SECTION 1.5 Charter and Bylaws. Effective immediately following the Merger, the charter of Merger Sub, as in effect immediately prior to the Effective Time, shall be the charter of the Surviving Corporation until amended in accordance with applicable Law (as hereinafter defined). Effective immediately following the Merger, the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation until amended in accordance with applicable Law.

     SECTION 1.6 Directors. The directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation and shall hold office from the Effective Time in accordance with the charter and bylaws of the Surviving Corporation until their successors are duly elected or appointed and qualified or until their earlier death, resignation or removal.

     SECTION 1.7 Officers. The officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation and shall hold office from the Effective Time in accordance with the charter and bylaws of the Surviving Corporation until their successors are duly elected or appointed and qualified or until their earlier death, resignation or removal.

                                   ARTICLE II

                            CONVERSION OF SECURITIES

     SECTION 2.1  Conversion of Shares.

     (a) At the Effective Time, each issued and outstanding share of the common stock, par value $.01 per share, of Merger Sub shall, by virtue of the Merger and without any action on the part of Parent, Merger Sub or the Company, be converted into one fully paid and non-assessable share of common stock of the Surviving Corporation.

     (b) At the Effective Time, each share of common stock, par value $.01 per share, of the Company, including the associated Rights (as hereinafter defined) ("COMPANY COMMON STOCK"), issued and outstanding immediately prior to the Effective Time (individually, a "SHARE" and collectively, the "SHARES") (other than (i) Shares held by the Company and (ii) Shares held by Parent or Merger
Sub) shall, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or any holder thereof, be converted into and be exchangeable for the right to receive the number (rounded to the nearest thousandth) of fully paid and non-assessable shares of Parent Common Stock, determined by dividing $38.60 (the "COMPANY COMMON STOCK PRICE") by the Average Parent Stock Price (such quotient being hereinafter referred to as the "EXCHANGE RATIO," and all such shares of Parent Common Stock issued pursuant to this
Section 2.1(b), together with any cash in lieu of fractional shares of Parent Common Stock to be paid pursuant to Section 2.7, being referred to herein as the "SHARE CONSIDERATION"). As used herein, the "AVERAGE PARENT STOCK PRICE" means the average of the daily high and low sales prices, regular way, of one share of Parent Common Stock (rounded to the nearest thousandth) on the New York Stock Exchange ("NYSE") (as reported in the New York City edition of The Wall Street Journal or, if not reported thereby, another nationally recognized source) during the 20 consecutive trading day period ending on the second trading day prior to the Effective Time; provided, however, that (i) if the Average Parent Stock Price is less than $133.70 the Average Parent Stock Price for purposes of determining the Exchange Ratio shall be equal to $133.70 (the "MINIMUM AVERAGE PARENT STOCK PRICE"), and (ii) if the Average Parent Stock Price is greater than $153.70, the Average Parent Stock Price for purposes of determining the Exchange Ratio shall be equal to $153.70 (the "MAXIMUM AVERAGE PARENT STOCK PRICE").

     (c) At the Effective Time (i) each Share of Company Common Stock owned by Parent shall be contributed to Merger Sub immediately prior to the Effective Time and (ii) all shares held by Merger Sub, including any shares so contributed, shall become one share of authorized but unissued stock of the Surviving Corporation.

     (d) If between the date of this Agreement and the Effective Time Parent changes (or establishes a record date for changing) the outstanding shares of Parent Common Stock into a different number of shares or a different class of shares as a result of any stock dividend, subdivision, reclassification, recapitalization, split (including a reverse split), combination, exchange of shares or extraordinary dividend (in cash or otherwise), or any similar event, then the Minimum Average Parent Stock Price, the Maximum Average Parent Stock Price and the Exchange Ratio and the Average Parent Stock Price shall be appropriately adjusted to the extent necessary to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, extraordinary dividend or such similar event.

     SECTION 2.2  Stock Options.

     (a) As soon as practicable following the date of this Agreement, Parent and the Company (or, if appropriate, any committee of the Board of Directors of the Company administering the Company's 1999 Equity Incentive Plan (the "COMPANY OPTION PLAN") or any committee of the Board of Directors administering Parent's option plans) or any other Company stock option plans shall take such action as may be required to effect the following provisions of this Section 2.2. As of the Effective Time, each option to purchase shares of Company Common Stock, including all options granted pursuant to the Company Option Plan, the Company's 1983 Stock Option Plan, 1986 Non-Employee Director Option Plan and 1992 Employee Stock Option Plan (each, a "COMPANY STOCK OPTION") which is then outstanding shall be assumed by Parent and converted into an option (or a new substitute option shall be granted) (an "ASSUMED STOCK OPTION") to purchase the number of shares of Parent Common Stock (rounded up to the nearest whole share) equal to
(x) the number of shares subject to such option multiplied by (y) the Exchange Ratio, at an exercise price per share of Parent Common Stock (rounded down to the nearest penny) equal to (A) the former exercise price per share of Company Common Stock under such option immediately prior to the Effective Time divided by (B) the Exchange Ratio; provided, however, that in the case of any Company Stock Option to which Section 421 of the Code applies by reason of its qualification under Section 422 of the Code, the conversion formula shall be adjusted, if necessary, to comply with Section 424(a) of the Code. Except as provided above, each Assumed Stock Option shall be subject to the same terms and conditions (including expiration date and vesting) as were applicable to such converted Company Stock Option immediately prior to the Effective Time. Parent shall use its reasonable best efforts to promptly prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-8 or other appropriate form with respect to shares of Parent Common Stock subject to the Assumed Stock Options and to maintain the effectiveness of such registration statement or registration statements covering such Assumed Stock Options (and maintain the current status of the prospectus or prospectuses contained therein) for so long as such Assumed Stock Options remain outstanding.

     (b) Prior to Closing, the Company shall provide all information reasonably requested by Parent in respect of the Company Stock Options and shall fully cooperate with Parent to effect the transactions contemplated by this Section 2.2.

     (c) No later than July 30, 1999, the Company shall terminate any offerings under its 1999 Employee Stock Purchase Plan (the "STOCK PURCHASE PLAN"), and such plan shall terminate immediately prior to the Effective Time.

     (d) As of the Effective Time, any restricted shares of Company Common Stock shall be converted into shares of Parent Common Stock equal to the number of restricted shares of Company Common Stock multiplied by the Exchange Ratio (and rounded up to the nearest whole share), and such shares of Parent Common Stock shall otherwise be subject to the same terms as in effect immediately prior to the Effective Time (including any terms that would result in the restrictions on such shares lapsing as of the Effective Time as disclosed in Section 3.13(a) of the Company Disclosure Schedule (as hereinafter defined)). As of the Effective Time, any stock appreciation rights ("SAR") with respect to shares of Company Common Stock which are outstanding as of the Effective Time shall be converted into stock appreciation rights with respect to the number of shares of Parent Common Stock equal to: (x) the number of shares subject to such SAR multiplied by (y) the Exchange Ratio, at a strike price per share of Parent Common Stock (rounded down to the nearest penny) equal to (A) the former strike price per share of Company Common Stock under such option immediately prior to the Effective Time divided by (B) the Exchange Ratio.

     (e) The Company Option Plan (including all predecessor plans) and all Company Stock Options shall terminate (other than with respect to the right to receive the consideration specified in this Section 2.2) at and as of the Effective Time. The provisions in any other plan, program or arrangement providing for the issuance or grant of any Company Stock Options or similar instruments shall be canceled at and as of the Effective Time (subject only to the rights to receive the consideration, if any, specified in this Section 2.2). The Company shall take all action necessary to ensure that following the Effective Time no participant in the Company Option Plan, the Stock Purchase Plan or other plans, programs or arrangements shall have any right thereunder to acquire equity securities of the Company, the Surviving Corporation or any subsidiary thereof and to terminate all such plans, programs and arrangements.

     SECTION 2.3 Exchange Fund. Prior to the Effective Time, Parent shall appoint a commercial bank or trust company reasonably acceptable to the Company to act as exchange agent hereunder for the purpose of exchanging Shares for the Share Consideration (the "EXCHANGE AGENT"). At or prior to the Effective Time, Parent shall deposit with the Exchange Agent, in trust for the benefit of holders of Shares, certificates representing the Parent Common Stock issuable pursuant to Section 2.1 in exchange for outstanding Shares. Parent agrees to make available to the Exchange Agent from time to time as needed, sufficient cash amounts payable in lieu of fractional shares of Parent Common Stock pursuant to Section 2.7 and any dividends and other distributions payable pursuant to Section 2.5. Any cash and certificates of Parent Common Stock, together with any dividends or distributions with respect thereto, deposited with the Exchange Agent shall hereinafter be referred to as the "EXCHANGE FUND."

     SECTION 2.4 Exchange Procedures. As soon as reasonably practicable after the Effective Time, the Surviving Corporation shall cause the Exchange Agent to mail to each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding Shares (the "CERTIFICATES") whose shares were converted pursuant to Section 2.1(b) into Parent Common Stock (i) a letter of transmittal which shall specify that delivery shall be effective, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent, and which letter shall be in customary form and have such other provisions as Parent and the Company may reasonably specify; and (ii) instructions for effecting the surrender of such Certificates in exchange for the Share Consideration. Upon surrender of a Certificate to the Exchange Agent together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor (A) a certificate or certificates representing that number of shares of Parent Common Stock representing, in the aggregate, the whole number of shares that such holder has the right to receive pursuant to Section 2.1 and (B) a check in the amount equal to the cash that such holder has the right to receive pursuant to the provisions of this Article II, including cash in lieu of any dividends and other distributions made in accordance with Section 2.5 and cash in lieu of fractional shares pursuant to Section 2.7 and the Certificate so surrendered shall forthwith be cancelled. No interest will be paid or will accrue on any cash payable pursuant to Section 2.5 or Section 2.7. In the event of a transfer of ownership of Company Common Stock which is not registered in the transfer records of the Company, certificates evidencing, in the aggregate, the proper number of shares of Parent Common Stock, a check in the proper amount of cash in lieu of any fractional shares of Parent Common Stock pursuant to Section 2.7 and any dividends or other distributions to which such holder is entitled pursuant to Section 2.5, may be issued with respect to such Shares to such a transferee if the Certificate representing such Shares is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid.

     SECTION 2.5 Distributions with Respect to Unsurrendered Certificates. No dividends or other distributions declared or made with respect to shares of Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock that such holder would be entitled to receive upon surrender of such Certificate and no cash payment in lieu of fractional shares of Parent Common Stock shall be paid to any such holder pursuant to Section 2.7 until such holder shall surrender such Certificate in accordance with Section 2.4. Subject to the effect of applicable Laws, following surrender of any such Certificate, there shall be paid to such holder of shares of Parent Common Stock issuable in exchange therefor, without interest, (a) promptly after the time of such surrender, the amount of any cash payable in lieu of fractional shares of Parent Common Stock to which such holder is entitled pursuant to Section 2.7 and the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Parent Common Stock, and (b) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to such shares of Parent Common Stock.

     SECTION 2.6 No Further Ownership Rights in Company Common Stock. All shares of Parent Common Stock issued and cash paid upon conversion of the Shares in accordance with the terms of Article I and this Article II (including any cash paid pursuant to Sections 2.5 and 2.7) shall be deemed to have been issued or paid in full satisfaction of all rights under the MGCL pertaining to the Shares.

     SECTION 2.7  No Fractional Shares of Parent Common Stock.

     (a) No certificates or scrip of shares of Parent Common Stock representing fractional shares of Parent Common Stock or book-entry credit of the same shall be issued upon the surrender for exchange of Certificates and such fractional share interests will not entitle the owner thereof to vote or to have any rights of a stockholder of Parent or a holder of shares of Parent Common Stock.

     (b) Notwithstanding any other provision of this Agreement, each holder of Shares exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Parent Common Stock (after taking into account all Certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of Parent Common Stock multiplied by (ii) the closing price on the NYSE (as reported in the New York City edition of The Wall Street Journal or, if not reported thereby, another nationally recognized source) for a share of Parent Common Stock on the date of the Effective Time. As promptly as practicable after the determination of the aggregate amount of cash to be paid to holders of fractional interests, the Exchange Agent shall notify Parent and Parent shall cause the Surviving Corporation to deposit such amount with the Exchange Agent and shall cause the Exchange Agent to forward payments to such holders of fractional interests subject to and in accordance with the terms hereof.

     SECTION 2.8 Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the holders of Certificates for twelve months after the Effective Time shall be delivered to the Surviving Corporation or otherwise on the instruction of the Surviving Corporation, and any holders of the Certificates who have not theretofore complied with this Article II shall thereafter look only to the Surviving Corporation and Parent for the Share Consideration with respect to the Shares formerly represented thereby to which such holders are entitled pursuant to Section 2.1 and Section 2.4, any cash in lieu of fractional shares of Parent Common Stock to which such holders are entitled pursuant to Section 2.7 and any dividends or distributions with respect to shares of parent Common Stock to which such holders are entitled pursuant to
Section 2.5.

     SECTION 2.9 No Liability. None of Parent, Merger Sub, the Company, the Surviving Corporation or the Exchange Agent, or any directors, officers, employees or agents of each of the foregoing shall be liable to any person in respect of any Parent Common Stock, any dividends or distributions with respect thereto, any cash in lieu of fractional shares of Parent Common Stock or any cash from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

     SECTION 2.10 Investment of the Exchange Fund. The Exchange Agent shall invest any cash included in the Exchange Fund as directed by Parent on a daily basis. Any interest and other income resulting from such investments promptly shall be paid to Parent.

     SECTION 2.11 Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate the applicable Share Consideration with respect to the Shares formerly represented thereby, any cash in lieu of fractional shares of Parent Common Stock and unpaid dividends and distributions on shares of Parent Common Stock deliverable in respect thereof, pursuant to this Agreement.

     SECTION 2.12 Withholding Rights. Each of the Surviving Corporation and Parent shall be entitled to deduct and withhold from the Share Consideration otherwise payable pursuant to this Agreement to any holder of Shares such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code and the rules and regulations promulgated thereunder, or any applicable Law. To the extent that amounts are so withheld by the Surviving Corporation or Parent, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Shares in respect to which such deduction and withholding was made by the Surviving Corporation or Parent, as the case may be.

     SECTION 2.13 Stock Transfer Books. The stock transfer books of the Company shall be closed immediately upon the Effective Time and there shall be no further registration of transfers of Shares thereafter on the records of the Company. On or after the Effective Time, any Certificates presented to the Exchange Agent or Parent for any reason shall be converted into the Share Consideration with respect to the Shares formerly represented thereby, any cash in lieu of fractional shares of Parent Common Stock to which the holders thereof are entitled pursuant to Section 2.7 and any dividends or other distributions to which the holders thereof are entitled pursuant to Section 2.5 and the Certificates so presented shall be cancelled.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as set forth in the disclosure schedule delivered by the Company to Parent prior to the execution of this Agreement (the "COMPANY DISCLOSURE SCHEDULE") (each section of which qualifies the correspondingly numbered representation and warranty or covenant to the extent specified therein), the Company hereby represents and warrants to each of Parent and Merger Sub as follows:

     SECTION 3.1  Organization and Qualification; Subsidiaries.

     (a) The Company and each of its subsidiaries is a corporation or legal entity duly organized, validly existing and in good standing under the applicable Laws of the jurisdiction of its incorporation or organization and has all requisite corporate, partnership or similar power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted.

     (b) Section 3.1 of the Company Disclosure Schedule sets forth a list of all subsidiaries of the Company. Except as listed in Section 3.1 of the Company Disclosure Schedule, the Company does not own, directly or indirectly, beneficially or of record, any shares of capital stock or other securities of any other entity or any other investment in any other entity.

     (c) Each of the Company and its subsidiaries is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased, or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

     (d) The Company has heretofore delivered to Parent accurate and complete copies of the charter or articles or certificate of incorporation and bylaws (or other similar organizational and governing documents), as currently in effect, of the Company and each of its subsidiaries.

     SECTION 3.2  Capitalization of the Company and Its Subsidiaries.

     (a) The authorized stock of the Company consists of: (i) 60,000,000 shares of Company Common Stock, of which 32,516,383 shares were issued and outstanding as of July 13, 1999, and (ii) 1,000,000 shares of Preferred Stock, par value $.01 per share, of which 300,000 shares are designated as Series A Junior Participating Preferred Stock, no shares of which are outstanding. All of the issued and outstanding Shares have been validly issued, and are duly authorized, fully paid, non-assessable and free of preemptive rights. As of the date hereof, 6,260,252 shares are reserved for issuance and issuable upon or otherwise deliverable in connection with the exercise of outstanding Company Stock Options. Except as set forth above and except for the Option Agreement and the Company Rights Agreement (as hereinafter defined), as of the date hereof, there are outstanding (i) no shares of stock or other voting securities of the Company; (ii) no securities of the Company or any of its subsidiaries convertible into or exchangeable for shares of stock or voting securities of the Company; (iii) no options or other rights to acquire from the Company or any of its subsidiaries, and no obligations of the Company or any of its subsidiaries to issue, any stock, voting securities, or securities convertible into or exchangeable for stock or voting securities of the Company; and (iv) no equity equivalents, interests in the ownership or earnings of the Company, or other similar rights (including stock appreciation rights) (collectively, "COMPANY SECURITIES"). Except for the Option Agreement, there are no outstanding obligations of the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire any Company Securities. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company or any of its subsidiaries is a party or to which it is bound relating to the voting of any shares of capital stock of the Company (other than the Voting Agreement).
Section 3.2 of the Company Disclosure Schedule sets forth information regarding the current exercise price, the date of grant, and the number of Company Stock Options granted for each holder thereof.

     (b) All of the outstanding capital stock of the Company's subsidiaries is owned by the Company, directly or indirectly, free and clear of any Lien or any other limitation or restriction (including, any restriction on the right to vote or sell the same) except as may be provided as a matter of Law. There are no securities of the Company or its subsidiaries convertible into or exchangeable for, no options or other rights to acquire from the Company or its subsidiaries, and no other contract, understanding, arrangement, or obligation (whether or not contingent) providing for the issuance or sale, directly or indirectly of, any capital stock or other ownership interests in, or any other securities of, any subsidiary of the Company. There are no outstanding contractual obligations of the Company or its subsidiaries to repurchase, redeem, or otherwise acquire any outstanding shares of capital stock or other ownership interests in any subsidiary of the Company. For purposes of this Agreement, "LIEN" means, in respect of any asset (including any security) any mortgage, lien, pledge, charge, security interest, or encumbrance of any kind in respect of such asset.

     SECTION 3.3  Authority Relative to This Agreement.

     (a) The Company has all necessary corporate power and authority to execute and deliver this Agreement and the Option Agreement and to consummate the transactions contemplated hereby. No other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby and thereby (other than, in respect of the Merger and this Agreement, the Company Requisite Vote (as hereinafter defined)). This Agreement and the Option Agreement have been duly and validly executed and delivered by the Company and constitute valid, legal, and binding agreements of the Company, enforceable against the Company in accordance with their respective terms.

     (b) As of the date hereof, the Board of Directors of the Company (the "COMPANY BOARD") has, by unanimous vote of those present (who constituted 100% of the directors then in office), duly and validly authorized the execution and delivery of this Agreement and the Option Agreement and approved the consummation of the transactions contemplated hereby and thereby, taken all corporate actions required to be taken by the Company Board for the consummation of the transactions, including the Merger, contemplated hereby and has resolved
(i) this Agreement and the transactions contemplated hereby, including the Merger, taken together, to be advisable and fair to, and in the best interests of, the Company and its stockholders; and (ii) to recommend that the stockholders of the Company approve and adopt the Merger on substantially the terms and conditions set forth in this Agreement. The Company Board has directed that the Merger on substantially the terms and conditions set forth in this Agreement be submitted to the stockholders of the Company for their approval. The affirmative approval of the holders of Shares representing 66 2/3% of the votes that may be cast by the holders of all outstanding Shares (voting as a single class) as of the record date for the Company (the "COMPANY REQUISITE VOTE"), are the only votes of the holders of any class or series of stock of the Company necessary to approve the Merger on substantially the terms and conditions set forth in this Agreement.

     SECTION 3.4 SEC Reports; Financial Statements. The Company has filed all required forms, reports and documents with SEC since February 1, 1997, each of which complied in all material respects with all applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), each as in effect on the dates such forms, reports, and documents were filed. The

Company has heretofore delivered or made available to Parent, in the form filed with the SEC (including, any amendments thereto), (i) its Annual Report on Form 10-K for each of the fiscal years ended January 31, 1997, 1998 and 1999; (ii) all definitive proxy statements relating to the Company's meetings of stockholders (whether annual or special) held since February 1, 1997; and (iii) all other reports (including, all Forms 10-Q filed since February 1, 1997) or registration statements filed by the Company with the SEC since February 1, 1997 (the "COMPANY SEC REPORTS"). None of the Company SEC Reports contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in the Company SEC Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC in respect thereof and fairly presented, in conformity with generally accepted accounting principles applied on a consistent basis ("GAAP") (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated subsidiaries, in each case as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in the case of the unaudited interim financial statements, to normal year-end adjustments). For purposes of this Agreement, "COMPANY BALANCE SHEET"means the consolidated balance sheet of the Company as of May 1, 1999, as set forth in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended May 1, 1999, and "COMPANY BALANCE SHEET DATE" means May 1, 1999. Since May 1, 1999, there has not been any change, or any application or request for any change, by the Company or any of its subsidiaries in accounting principles, methods or policies for financial accounting or Tax purposes (subject, in the case of the unaudited interim financial statements, to normal year-end adjustments).

     SECTION 3.5 No Undisclosed Liabilities. There are no liabilities of the Company or any of its subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise which are required to be reflected in its financial statements (or in the notes thereto) in accordance with GAAP, other than: (a) liabilities disclosed, provided for or reserved against in the Company Balance Sheet or in the notes thereto; (b) liabilities arising in the ordinary course of business after the date of the Company Balance Sheet; (c) liabilities disclosed in the Company SEC Reports prior to the date hereof; and (d) liabilities under this Agreement.

     SECTION 3.6 Absence of Changes. Except as contemplated by this Agreement and except as and to the extent publicly disclosed in the Company SEC Reports prior to the date hereof, since the Company Balance Sheet Date, the Company and its subsidiaries have conducted their business in the ordinary and usual course consistent with past practice and there has not been:

     (a) any event, occurrence or development which is reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its subsidiaries taken as a whole;

     (b) any declaration, setting aside or payment of any dividend or other distribution in respect of any shares of stock of the Company or any subsidiary, or any repurchase, redemption or other acquisition by the Company or any of its subsidiaries of any Company or subsidiary securities;

     (c) any amendment of any term of any outstanding security of the Company or any of its subsidiaries that would materially increase the obligations of the Company or any such subsidiary under such security;

     (d) (i) any incurrence or assumption by the Company or any subsidiary of any indebtedness for borrowed money other than under existing credit facilities (or any renewals, replacements or extensions that do not increase the aggregate commitments thereunder) except (A) in the ordinary and usual course of business consistent with past practice or (B) in connection with any acquisition or capital expenditure permitted by Section 5.1, or (ii) any guarantee, endorsement, or other incurrence or assumption of liability (whether directly, contingently or otherwise) by the Company or any of its subsidiaries for the obligations of any other person (other than any wholly owned subsidiary of the Company), other than in the ordinary and usual course of business consistent with past practice;

     (e) any creation or assumption by the Company or any of its subsidiaries of any Lien on any material asset of the Company or any of its subsidiaries other than in the ordinary and usual course of business consistent with past practice;

     (f) any making of any loan, advance or capital contribution to or investment in any person by the Company or any of its subsidiaries other than
(i) any acquisition permitted by Section 5.1, (ii) loans, advances or capital contributions to or investments in wholly owned subsidiaries of the Company,
(iii) loans or advances to employees of the Company or any of its subsidiaries or (iv) extensions of credit to customers in the ordinary course of business consistent with past practice;

     (g) (i) any contract or agreement entered into by the Company or any of its subsidiaries on or prior to the date hereof relating to any material acquisition or disposition of any assets or business, other than contracts or agreements in the ordinary and usual course of business consistent with past practice and those contemplated by this Agreement or (ii) any modification, amendment, assignment, termination or relinquishment by the Company or any of its subsidiaries of any contract, license or other right (including any insurance policy naming it as a beneficiary or a loss payable payee) that is reasonably expected to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole;

     (h) any material change in any method of accounting or accounting principles or practice by the Company or any of its subsidiaries, except for any such change required by reason of a change in GAAP;

     (i) any (i) grant of any severance or termination pay to any director, officer or employee of the Company or any of its subsidiaries; (ii) entering into of any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer or employee of the Company or any of its subsidiaries; (iii) increase in benefits payable under any existing severance or termination pay policies or employment agreements; or (iv) increase in compensation, bonus or other benefits payable to directors, officers or employees of the Company or any of its subsidiaries other than, in the case of clause (iv) only, increases prior to the date hereof in compensation, bonus or other benefits payable to employees of the Company or any of its subsidiaries in the ordinary and usual course of business consistent with past practice or merit increases in salaries of employees at regularly scheduled times in customary amounts consistent with past practices;

     (j) any change or amendment of the contracts, salaries, wages or other compensation of any officer, director, employee, agent or other similar representative of the Company or any of its subsidiaries whose annual compensation exceeds $100,000 other than changes or amendments that do not and will not result in increases of more than five percent in the salary, wages or other compensation of any such person;

     (k) any adoption, entering into, amendment, alteration or termination of (partially or completely) any Benefit Plan or Employee Arrangement except as contemplated by this Agreement or to the extent required by applicable Law or GAAP;

     (l) any entering into of any contract with an officer, director, employee, agent or other similar representative of the Company or any of its subsidiaries that is not terminable, without penalty or other liability, upon not more than 60 calendar days' notice; or

     (m) any (i) making or revoking of any material election relating to Taxes,
(ii) settlement or compromise of any material claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, or (iii) change to any material methods of reporting income or deductions for federal income tax purposes.

     SECTION 3.7 Information Supplied. None of the information supplied or to be supplied by the Company specifically for inclusion or incorporation by reference in (i) the registration statement on Form S-4 to be filed with the SEC by Parent in connection with the issuance of Parent Common Stock as required by the terms of this Agreement pursuant to the Merger (the "S-4"), at the time the S-4 is filed with the SEC and at the time it becomes effective under the Securities Act, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the proxy statement relating to the Company

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Stockholder Meeting to be held in connection with the Merger (the "PROXY
STATEMENT") will, at the date mailed to stockholders and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Effective Time any event in respect of the Company, its officers and directors or any of its subsidiaries should occur which is required to be described in an amendment of, or a supplement to, the S-4 or the Proxy Statement, the Company shall promptly so advise Parent and such event shall be so described, and such amendment or supplement (which Parent shall have a reasonable opportunity to review) shall be promptly filed with the SEC and, as required by Law, disseminated to the stockholders of the Company. The Proxy Statement, insofar as it relates to the Company Stockholder Meeting, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder. No representation is made under this Section 3.7 with respect to any statements made or incorporated by reference in the S-4 or the Proxy Statement based on information supplied by Parent specifically for inclusion or incorporation by reference therein.

     SECTION 3.8 Consents and Approvals. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, state securities or blue sky Laws, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), or other Antitrust Law, the filing and acceptance for record of the Articles of Merger as required by the MGCL, and such other filings, permits, authorizations, consents and approvals which, if not obtained or made, are not reasonably expected to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole, no filing with or notice to, and no permit, authorization, consent or approval of, any court or tribunal or administrative, governmental or regulatory body, agency or authority, whether domestic or foreign (a "GOVERNMENTAL ENTITY") is necessary for the execution and delivery by the Company of this Agreement or the Option Agreement or the consummation by the Company of the transactions contemplated hereby or thereby. For purposes of this Agreement, "ANTITRUST LAW" means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

     SECTION 3.9 No Default. Neither the Company nor any of its subsidiaries is in violation of any term of (i) its charter, certificate or articles of incorporation or bylaws (or other similar organizational or governing documents), (ii) any agreement or instrument related to indebtedness for borrowed money or any other agreement to which it is a party or by which it is bound, or (iii) any domestic or foreign law, order, writ, injunction, decree, ordinance, award, stipulation, statute, judicial or administrative doctrine, rule or regulation entered by a Governmental Entity ("LAW") applicable to the Company, its subsidiaries or any of their respective assets or properties, the consequence of which violation is reasonably expected to (A) have, individually or in the aggregate, a Material Adverse Effect on the Company and its subsidiaries taken as a whole or (B) prevent or materially delay the performance of this Agreement by the Company. The execution, delivery and performance of this Agreement and the Option Agreement and the consummation of the transactions contemplated hereby and thereby will not (A) result in any violation of or conflict with, constitute a default under (with or without due notice or lapse of time or both), require any consent, waiver or notice under any term of, or result in the reduction or loss of any benefit or the creation or acceleration of any right or obligation (including any termination rights) under, (i) the charter, certificate of incorporation or bylaws (or other similar organizational or governing documents) of the Company or any of its subsidiaries, (ii) any agreement, note, bond, mortgage, indenture, contract, lease, Company Permit or other obligation or right to which the Company or any of its subsidiaries is a party or by which any of the assets or properties of the Company or any of its subsidiaries is bound, or (iii) any applicable Law, except in the case of clause
(ii) and (iii) where any of the foregoing is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its subsidiaries taken as a whole, or (B) result in the creation of (or impose any obligation on the Company or any of its subsidiaries to create) any Lien upon any of the material assets or properties of the Company or any of its subsidiaries pursuant to any such term.
                                      A-17
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     SECTION 3.10  Real Property.

     (a) Except as otherwise set forth on the Company Balance Sheet or in the Company SEC Reports, Section 3.10 of the Company Disclosure Schedule identifies the address, general use of, and period of ownership or occupancy of each of the Company's OWNED FACILITIES, defined as all of the real property owned in fee as of the date hereof by the Company and its subsidiaries, and the Company's LEASED FACILITIES, defined as all of the real property the Company and its subsidiaries use or occupy or have the right to use or occupy, now or in the future, pursuant to any lease, sublease, or other occupancy agreement. No real property is owned, leased or used by the Company or its current subsidiaries in the course of their respective businesses other than the Owned Facilities and Leased Facilities.

     (b) With respect to each Owned Facility and except as set forth on the Company Balance Sheet or in the SEC Reports:

          (i) the Company or its subsidiary has good and marketable title to Owned Facilities free and clear of all Liens, except (x) Taxes and general and special assessments not in default and payable without penalty and interest, and (y) easements, covenants and other restrictions or imperfections of title that do not materially impair the current use, occupancy, or value, or the marketability of title of such Owned Facilities;

          (ii) to the Company's knowledge, there are no pending or threatened condemnation proceedings, lawsuits or administrative actions relating to any Owned Facility that would materially and adversely affect the current use, occupancy or value thereof;

          (iii) there are no leases, subleases, licenses, concessions or other agreements, written or oral, granting to any party or parties the right of use or occupancy of any portion of any Owned Facility;

          (iv) there are no outstanding options or rights of first refusal to purchase any Owned Facility, or any portion thereof or interest therein;

          (v) there are no parties (other than the Company or its subsidiaries) in possession of any Owned Facility, other than tenants under any leases disclosed in Section 3.10 of the Company Disclosure Schedule who are in possession of space to which they are entitled;

          (vi) all facilities located on Owned Facilities are now, and will be at the time of Closing, in good operating condition and repair, and structurally sound and free of known defects, with no material alterations or repairs required thereto (other than ordinary and routine maintenance and repairs) under applicable Laws, Company Permits or insurance company requirements. All such Owned Facilities have been operated and maintained in all material respects in accordance with applicable Laws and Company Permits. All such Owned Facilities are supplied with utilities and other services, including gas, electricity, water, telephone, sanitary sewer and storm sewer, all of which services are adequate for the uses to which such Owned Facility is being put.

     (c) With respect to each Leased Facility and except as set forth on the Company Balance Sheet or in the SEC Reports:

          (i) the Company has made available to Parent a true, correct, and complete copy of the lease, sublease or other occupancy agreement for such Leased Facility (and all modifications, amendments, and supplements thereto and all side letters to which Company or any of its subsidiaries is a party affecting the obligations of any party thereunder) (each such agreement is referred to herein as a "REAL PROPERTY LEASE");

          (ii) to the Company's knowledge, the Company or its subsidiary has a good and valid leasehold interest in such Leased Facilities, where the Company or its subsidiaries own fee title to the improvements thereof, free and clear of all Liens, except (x) Taxes and general and special assessments not in default and payable without penalty and interest, and
     (y) easements, covenants and other restrictions that do not materially impair the current use, occupancy or value, or the marketability of the Company's or its subsidiary's interest in such real property;

          (iii) each Real Property Lease constitutes the valid and legally binding obligation of the parties thereto, enforceable in accordance with its terms, and is in full force and effect;

          (iv) all rent and other sums and charges payable by the Company or its subsidiary as tenant under the Real Property Lease covering the Leased Facility are current, no termination event or condition or uncured default on the part of the tenant or, to the Company's knowledge, the landlord, exists under any Real Property Lease. No party to such Real Property Lease has given written notice to the Company or its subsidiary or made a claim in writing against the Company or its subsidiary in respect of any breach or default thereunder;

          (v) neither the Company nor its subsidiary has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered its leasehold interest in the Leased Facility; and

          (vi) the Company's leased facilities located in Singapore are now, and will be at the time of Closing, in good operating condition and repair, and structurally sound and free of known defects, with no material alterations or repairs required thereto (other than ordinary and routine maintenance and repairs) under applicable Laws, Company Permits or insurance company requirements. All such Singapore leased facilities have been operated and maintained in all material respects in accordance with applicable Laws and Company Permits. All such facilities are supplied with utilities and other services, including gas, electricity, water, telephone, sanitary sewer, and storm sewer, all of which services are adequate for the uses to which such facilities are being put.

     SECTION 3.11 Litigation. Set forth in Section 3.11 of the Company Disclosure Schedule is (i) a list, as of the date hereof, of each suit, claim, action, proceeding or, to the Company's knowledge, investigation pending or, to the Company's knowledge, threatened against the Company or any of its subsidiaries or any of their respective assets or properties and (ii) a list of each such suit, claim, action, proceeding or, to the Company's knowledge, investigation, settled or otherwise resolved since July 31, 1997. Except as disclosed in the Company Disclosure Schedule pursuant to clause (i) of the preceding sentence, there is no other suit, claim, action, proceeding or, to the Company's knowledge, investigation, pending or, to the Company's knowledge, threatened which is reasonably expected to have, individually and in the aggregate, a Material Adverse Effect on the Company and its subsidiaries taken as a whole. Except as disclosed in Section 3.11 of the Company Disclosure Schedule, none of the Company or its subsidiaries is subject to any outstanding order, writ, injunction or decree which is reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its subsidiaries taken as a whole. To the Company's knowledge, there is no action, suit, proceeding or investigation pending or threatened against any current or former officer, director, employee or agent of the Company or any of its subsidiaries (in his or her capacity as such) which is reasonably expected to give rise to a claim for contribution or indemnification against the Company or any of its subsidiaries. Notwithstanding the foregoing, any shareholder litigation or litigation by any Governmental Entity, in each case brought or threatened against the Company or any officer, director, employee or agent of the Company in respect of this Agreement or the transactions contemplated hereby shall not be deemed to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

     SECTION 3.12 Compliance with Applicable Law; Permits. The Company and its subsidiaries hold all permits, licenses, variances, exemptions, orders, and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the "COMPANY PERMITS"), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals which are not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its subsidiaries taken as a whole. The Company and its subsidiaries are in compliance with the terms of the Company Permits, except where the failure to comply is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its subsidiaries taken as a whole. The businesses and operations of the Company and its subsidiaries comply in all respects with all Laws applicable to the Company or its subsidiaries, except where the failure to so comply is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its subsidiaries taken as a whole. To the Company's knowledge, no investigation or review by any

Governmental Entity in respect of the Company or its subsidiaries is pending or threatened, nor, to the Company's knowledge, has any Governmental Entity indicated an intention to conduct the same; provided that for purposes of this
Section 3.12 any such investigation or review arising after the date hereof shall not be deemed to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole if and to the extent such investigation or review (or any relevant part thereof) is based on this Agreement or the transactions contemplated hereby.

     SECTION 3.13  Employee Plans.

     (a) Section 3.13(a) of the Company Disclosure Schedule sets forth a true, correct, and complete list of:

          (i) all "employee benefit plans," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which the Company or any of its subsidiaries has any obligation or liability, contingent or otherwise (the "BENEFIT PLANS"); and

          (ii) all employment, consulting, termination, severance, change of control, individual compensation or indemnification agreements, and all bonus or other incentive compensation, deferred compensation, salary continuation, disability, severance, stock award, stock option, stock purchase, educational assistance, legal assistance, club membership, employee discount, employee loan, credit union or vacation agreements, policies or arrangements under which the Company or any of its subsidiaries has any obligation or liability (contingent or otherwise) (the "EMPLOYEE ARRANGEMENTS").

     (b) In respect of each Benefit Plan and Employee Arrangement, a complete and correct copy of each of the following documents (if applicable) has been provided to Parent, except in the case of foreign Benefit Plans and foreign Employee Arrangements (which shall be provided as soon as practicable after the date hereof, but in no event later than ten days after the date hereof): (i) the most recent plan and related trust documents, and all amendments thereto; (ii) the most recent summary plan description, and all related summaries of material modifications thereto; (iii) the most recent Form 5500 (including, schedules and attachments); (iv) the most recent Internal Revenue Service ("IRS") determination letter; (v) the forms of stock option grant agreements used to make grants under the Company Option Plans; (vi) each written employment, consulting or individual severance or other compensation agreement, and all amendments thereto; and (vii) the most recent actuarial reports (including for purposes of Financial Accounting Standards Board report nos. 87, 106 and 112). The Company has provided to Parent a true, correct and complete summary of the employee payroll deduction elections in effect as of the date hereof in respect of its stock purchase plans, together with the term of the current offering period and applicable purchase price at the beginning of such period.

     (c) None of the Benefit Plans or Employee Arrangements is subject to Title IV of ERISA, constitutes a defined benefit retirement plan or is a multi-employer plan described in Section 3(37) of ERISA, and the Company and its subsidiaries do not have any obligation or liability (contingent or otherwise) in respect of any such plans. The Company and its subsidiaries are not members of a group of trades or businesses (other than that consisting of the Company and its subsidiaries) under common control or treated as a single employer pursuant to Section 414 of the Code.

     (d) The Benefit Plans and their related trusts intended to qualify under Sections 401 and 501(a) of the Code, respectively, so qualify. Any voluntary employee benefit association which provides benefits to current or former employees of the Company and its subsidiaries, or their beneficiaries, is and has been qualified under Section 501(c)(9) of the Code.

     (e) All contributions or other payments required to have been made by the Company and its subsidiaries to or under any Benefit Plan or Employee Arrangement by applicable Law or the terms of such Benefit Plan or Employee Arrangement (or any agreement relating thereto) have been timely and properly made.

     (f) The Benefit Plans and Employee Arrangements have been maintained and administered in all material respects in accordance with their terms and applicable Laws. In particular, no individual who has performed services for the Company or any of its subsidiaries has been improperly excluded from participation in any Benefit Plan or Employee Arrangement.

     (g) There are no pending or, to the Company's knowledge, threatened actions, claims, or proceedings against or relating to any Benefit Plan or Employee Arrangement (other than routine benefit claims by persons entitled to benefits thereunder), and, to the knowledge of the Company, there are no facts or circumstances which could form a reasonable basis for any of the foregoing.

     (h) The Company and its subsidiaries do not have any obligation or liability (contingent or otherwise) to provide post-retirement life insurance or health benefits coverage for current or former officers, directors, or employees of the Company or any of its subsidiaries except (i) as may be required under
Part 6 of Title I of ERISA at the sole expense of the participant or the participant's beneficiary, (ii) a medical expense reimbursement account plan pursuant to Section 125 of the Code, or (iii) through the last day of the calendar month in which the participant terminates employment with the Company or any subsidiary of the Company.

     (i) None of the assets of any Benefit Plan is stock of the Company or any of its affiliates, or property leased to or jointly owned by the Company or any of its affiliates.

     (j) Except as disclosed in Section 3.13(j) of the Company Disclosure Schedule or in connection with equity compensation, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment becoming due to any employee (current, former, or retired) of the Company or any of its subsidiaries, (ii) increase any benefits under any Benefit Plan or Employee Arrangement, or (iii) result in the acceleration of the time of payment of, vesting of, or other rights in respect of any such benefits.

     (k) Each of the Benefit Plans covering employees outside of the United States is fully funded through adequate reserves on financial statements of the Company or its subsidiaries, insurance contracts, annuity contracts, trust funds or similar arrangements, except where any failure to be so funded, either individually or in the aggregate, does not exceed $2,500,000. The benefits and compensation under the Benefit Plans and Employee Arrangements covering employees outside of the United States are no more than customary and reasonable for the country in which such employees work and the industry in which the Company and its subsidiaries conduct their business.

     (l) No employee of the Company or its subsidiaries has any outstanding option under the Company's 1999 Employee Stock Purchase Plan to purchase stock.

     SECTION 3.14  Labor Matters.

     (a) The Company and its subsidiaries are not a party to any labor or collective bargaining agreement, and no employees of the Company or any of its subsidiaries are represented by any labor organization. Within the preceding three years, there have been no representation or certification proceedings, or petitions seeking a representation proceeding, pending or, to the Company's knowledge, threatened in writing to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority. Within the preceding three years, to the Company's knowledge, there have been no organizing activities involving the Company or any of its subsidiaries in respect of any group of employees of the Company or any of its subsidiaries.

     (b) There are no strikes, work stoppages, slowdowns, lockouts, material arbitrations or material grievances or other material labor disputes pending or threatened in writing against or involving the Company or any of its subsidiaries. There are no unfair labor practice charges, grievances or complaints pending or, to the Company's knowledge, threatened in writing by or on behalf of any employee or group of employees of the Company or any of its subsidiaries which, if individually or collectively resolved against the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole, and, to the knowledge of the Company, there are no facts or circumstances which could form a reasonable basis for any of the foregoing.

     (c) There are no complaints, charges or claims against the Company or any of its subsidiaries pending or, to the Company's knowledge, threatened to be brought or filed with any Governmental Entity or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any individual by the Company or any of its subsidiaries which, if individually or collectively resolved against the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole, and, to the knowledge of the Company, there are no facts or circumstances which could form a reasonable basis for any of the foregoing.

     (d) There has been no "mass layoff" or "plant closing" as defined by the Worker Adjustment and Retraining Notification Act, as amended ("WARN") in respect of the Company or any of its subsidiaries within the six months prior to the Effective Time.

     (e) All employees of the Company and its subsidiaries possess all applicable passports, visas, permits and other authorizations required by all applicable immigration or similar Laws to be employed by and to perform services for and on behalf of the Company and its subsidiaries. The Company and its subsidiaries, and their employees, have complied in all material respects with all applicable immigration and similar Laws.

     SECTION 3.15  Environmental Matters.

     (a) For purposes of this Agreement:

          (i) "ENVIRONMENTAL LAW" means all federal, state, local or foreign Law, or other legal requirement regulating or prohibiting Releases of Hazardous Materials into the indoor or outdoor environment, or pertaining to the protection of natural resources or wildlife, the environment or public and employee health and safety or pollution or the exposure to Hazardous Materials, including the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Clean Water Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 7401 et seq.), the Atomic Energy Act (42 U.S.C. Section 2014 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 136 et seq.), the Communications Act (47 U.S.C. Section 151 et seq.), and the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.) ("OSHA"), as such laws or other legal requirements have been and may be amended or supplemented through the Closing Date;

          (ii) "HAZARDOUS MATERIAL" means any substance, material or waste which is regulated pursuant to any applicable Environmental Law as a "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste," "restricted hazardous waste," "contaminant," "toxic waste," "toxic substance," "source material," "special nuclear material," "byproduct material," "high-level radioactive waste," "low-level radioactive waste," "spent nuclear material" or "radiofrequency" and includes petroleum, petroleum products and petroleum by-products and waste;

          (iii) "RELEASE" means any release, spill, emission, leaking, pumping, dumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any property currently or formerly owned, operated or leased by the applicable party or its subsidiaries; and

          (iv) "REMEDIAL ACTION" means all actions, including any capital expenditures, required by a Governmental Entity or required under or taken pursuant to any Environmental Law, or voluntarily undertaken to (A) clean up, remove, treat, remediate or address any Hazardous Materials in the indoor or outdoor environment; (B) prevent the Release or threat of Release, or minimize the further Release of any Hazardous Material so it does not endanger or threaten to endanger the public or employee health or welfare or the indoor or outdoor environment; (C) perform pre-remedial studies and investigations or post-remedial monitoring and care pertaining or relating to a Release.

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     (b) Except as set forth in Section 3.15 of the Company Disclosure Schedule:

          (i) The operations of the Company and its subsidiaries have been and are in material compliance with all Environmental Laws, and the Company is not aware of any facts, circumstances or conditions, which without significant capital expenditures, would prevent material compliance in the future;

          (ii) To the Company's knowledge, the Company and its subsidiaries have obtained all Company Permits, required under applicable Environmental Laws for the continued operations of their respective businesses; the Company and its subsidiaries have made all material filings, reports and notices required under any Environmental Law for the past and future operations of their respective businesses;

          (iii) The Company and its subsidiaries are not subject to any outstanding written orders or material contracts or agreements with any Governmental Entity or other person respecting (A) Environmental Laws, (B) any Remedial Action, (C) any Release or threatened Release of a Hazardous Material, or (D) an assumption of responsibility for environmental claims of another person or entity;

          (iv) The Company and its subsidiaries have not received any written communication alleging, in respect of any such party, the violation of or liability (real or potential) under any Environmental Law; or requesting, with respect to any such party, information with respect to an investigation pursuant to CERCLA, or any foreign or state counterpart thereto, or any other Environmental Law;

          (v) To the Company's knowledge, neither the Company nor any of its subsidiaries has any material contingent liability in connection with any Remedial Action or the Release of any Hazardous Material (whether on-site or off-site) or employee or third party exposure to Hazardous Materials;

          (vi) To the Company's knowledge, the operations of the Company and its subsidiaries involving the generation, transportation, treatment, storage or disposal of Hazardous Materials are in material compliance with applicable Environmental Laws and, to the Company's knowledge, there has been no disposal by the Company or its subsidiaries of any Hazardous Materials on or in any site listed or formally proposed to be listed on the National Priorities List promulgated pursuant to CERCLA or any foreign or state remedial priority list promulgated or maintained pursuant to comparable foreign or state law, except where such disposal would not reasonably be expected to create a material adverse liability for the Company;

          (vii) To the Company's knowledge, there is not now nor has there been in the past, on, in or at any Owned Facility, Leased Facility, Former Facility (defined as all of the real property formerly owned, leased or used, other than those used solely for office or administrative purposes, by the Company or any of its current or former subsidiaries or corporate predecessors in interest at any time in the past), or any other facility for which the Company or its subsidiaries has assumed responsibility for environmental claims, any of the following: (A) any underground storage tanks; (B) landfills, dumps or surface impoundments; (C) any planned, ongoing or completed Remedial Action; (D) any asbestos-containing materials; or (E) any polychlorinated biphenyls;

          (viii) There is not now, nor to the Company's knowledge, has there been in the past, on, in or at any Owned Facility, Leased Facility, Former Facility, or any other facility for which the Company or its subsidiaries has assumed responsibility for environmental claims, any site on or nominated for the National Priority List promulgated pursuant to CERCLA or any foreign or state remedial priority list promulgated or published pursuant to any comparable foreign or state law; and

          (ix) No judicial or administrative proceedings are pending or, to the Company's knowledge, threatened against the Company or its subsidiaries alleging the violation of or seeking to impose liability pursuant to any Environmental Law and to the Company's knowledge, there are no investigations pending or threatened against the Company or any of its subsidiaries under Environmental Laws.

     (c) The Company has made available to Parent copies of all environmentally related assessments, audits, investigations, or similar reports (and has provided, upon reasonable specific request, sampling reports) in its possession or control and which were prepared in the last five years (and has provided, upon reasonable specific request, earlier information) relating to the Company or its subsidiaries or any real property currently or formerly owned, operated or leased by or for the Company or its subsidiaries, including any Owned Facility, Leased Facility, or Former Facility.

     SECTION 3.16  Tax Matters.

     (a) The Company and its Subsidiaries have (A) duly filed (or there has been filed on their behalf) with the appropriate governmental authorities all Tax Returns (as defined in Section 3.16(g)) required to be filed by them on or prior to the date hereof, other than those Tax Returns the failure of which to file would not, individually or in the aggregate, have a Material Adverse Effect on the Company and its subsidiaries taken as a whole, and such Tax Returns are true, correct and complete in all material respects, and (B) duly paid in full or made provision in accordance with generally accepted accounting principles (or there has been paid or provision has been made on their behalf) for the payment of all Taxes (as defined in Section 3.16(g)) shown to be due with such Tax Returns.

     (b) There is no audit, examination, deficiency, refund litigation, proposed adjustment or matter in controversy with respect to any Taxes due and owing by the Company or its subsidiaries.

     (c) There are no outstanding requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any Taxes or deficiencies against the Company or any of its subsidiaries, and no power of attorney granted by either the Company or any of its subsidiaries with respect to any Taxes is currently in force.

     (d) Neither the Company nor any of its subsidiaries is a party to any agreement providing for the allocation or sharing of Taxes.

     (e) There are no liens relating to Taxes not yet due and payable.

     (f) Neither the Company nor any of its subsidiaries has any liability under Treasury Regulation Section 1.1502-6 for U.S. federal income Taxes of any Person other than the Company and its subsidiaries.

     (g) For purposes of this Agreement: (A) "Taxes" means any and all federal, state, local, foreign or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any taxing authority, including, without limitation, taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation or net worth, and taxes or other charges in the nature of excise, withholding, ad valorem or value added, and (B) "Tax Return" means any return, report or similar statement (including the attached schedules) required to be filed with respect to any Tax, including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax.

     (h) To the Company's knowledge, neither the Company nor any of its subsidiaries has any material income or gain that has been or continues to be deferred under Regulations Section 1.1502-13 or Regulations Section 1.1502-13T (or under Regulations Section 1.1502-13, 1.1502-13T, 1.1502-14, or 1.1502-14T,
all as in effect prior to Treasury Decision 8597) and the Company does not have any material excess loss accounts in a subsidiary under Regulations Section 1.1502-19.

     SECTION 3.17 Absence of Questionable Payments. Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries, has used any corporate or other funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any other domestic or foreign Law. Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries, has accepted or received any unlawful contributions, payments, gifts or expenditures.

     SECTION 3.18  Material Contracts.

     (a) Section 3.18 of the Company Disclosure Schedule sets forth a list of all Material Contracts. The Company has heretofore made available to Parent true, correct and complete copies of all written or oral contracts and agreements (and all amendments, modifications and supplements thereto and all side letters to which the Company or any of its subsidiaries is a party affecting the obligations of any party thereunder) to which the Company or any of its subsidiaries is a party or by which any of its assets or properties are bound that are of the following type: (i) to the extent material to the business, assets or properties of the Company and its subsidiaries taken as a whole, product design or development, or indemnification contracts (including, any contract to which the Company or any of its subsidiaries is a party involving employees of the Company); (ii) merchandising or distribution agreements involving the payment of in excess of $2,500,000 per year; (iii) to the extent material to the business, assets or properties of the Company and its subsidiaries taken as a whole, contracts granting a right of first refusal or first negotiation; (iv) to the extent material to the business, assets or properties of the Company and its subsidiaries taken as a whole, partnership or joint venture agreements; (v) agreements for the acquisition, sale or lease of material assets or properties of the Company (by merger, purchase or sale of assets or stock or otherwise) entered into since January 1, 1996 involving in excess of $1,000,000; (vi) to the extent material to the business, assets or properties of the Company and its subsidiaries taken as a whole, contracts or agreements with any Governmental Entity; (vii) loan or credit agreements, mortgages, indentures or other agreements or instruments evidencing indebtedness for borrowed money by the Company or any of its subsidiaries or any such agreement pursuant to which indebtedness for borrowed money, in each case involving in excess of $1,000,000; (viii) to the extent material to the business, assets or properties of the Company and its subsidiaries taken as a whole, agreements that purport to limit, curtail or restrict the ability of the Company or any of its subsidiaries to compete in any geographic area or line of business; (ix) to the extent material to the business, assets or properties of the Company and its subsidiaries taken as a whole, foundry, wafer manufacturing or fabricating agreements, (x) supply or second source agreements involving the payment of in excess of $2,500,000 per year, (xi) agreements with customers relating to the sale of products involving the payment of in excess of $2,500,000 per year and (xii) commitments and agreements to enter into any of the foregoing (collectively, together with any such contracts entered into in accordance with Section 5.1, the "MATERIAL CONTRACTS").

     (b) Each of the Material Contracts constitutes the valid and legally binding obligation of the Company or its subsidiaries, enforceable in accordance with its terms, and is in full force and effect. There is no default under any Material Contract so listed either by the Company (or its subsidiaries) or, to the Company's knowledge, by any other party thereto, and no event has occurred that with the giving of notice, the lapse of time, or both would constitute a default thereunder by the Company (or its subsidiaries) or, to the Company's knowledge, any other party.

     (c) No party to any such Material Contract has given notice to the Company of or made a claim against the Company in respect of any breach or default thereunder.

     SECTION 3.19 Subsidies. Section 3.19 of the Company Disclosure Schedule sets forth a list of all grants, subsidies and similar arrangements directly or indirectly between or among the Company or any of its subsidiaries, on the one hand, and any domestic or foreign Governmental Entity or any other person, on the other hand. Except as set forth on Section 3.19 of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries has requested, sought, applied for or entered into any grant, subsidy or similar arrangement directly or indirectly from or with any domestic or foreign Governmental Entity or any other person.

     SECTION 3.20  Intellectual Property.

     (a) As used herein, the term "SCHEDULED INTELLECTUAL PROPERTY" means domestic and foreign letters patent, patents, patent applications, exclusive patent licenses, exclusive know-how licenses, trademark registrations and applications, service mark registrations and applications and copyright registrations and applications. Section 3.20(a) of the Company Disclosure Schedule sets forth all right, title and interest of the Company and its subsidiaries in and to all of the Scheduled Intellectual Property owned or used by the Company and its subsidiaries and material to the operation of their respective businesses. Such Scheduled Intellectual Property and the goodwill of the Company's and its subsidiaries' respective businesses associated therewith, together with all copyrights, databases, non-exclusive patent licenses, software licenses, non-exclusive know-how licenses, trade names, trademarks, service marks, trade secrets, technical knowledge, know-how, confidential information, customer lists, proprietary processes, techniques, formulae, "semiconductor chip product" and "mask works" (as such terms are defined in 17 U.S.C. 901), and related ownership, use and other rights (including rights of renewal and rights to sue for past, present and future infringements or misappropriations thereof), shall be collectively referred to herein as the "INTELLECTUAL PROPERTY."

     (b) To the Company's knowledge or the knowledge of those persons who have Company responsibility for such matters, and except as are not reasonably expected to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole; (i) each item of Scheduled Intellectual Property is in compliance with applicable legal requirements relating to the enforceability or maintenance of such item (including payment of filing, examination and maintenance fees and proofs of working or use, as applicable) other than any requirement that if, not satisfied, would not result in a revocation or otherwise materially affect the enforceability of the item of Scheduled Intellectual Property in question, and the Company has taken reasonable steps to protect the Intellectual Property; (ii) the Company and its subsidiaries own or have the right to use, free and clear of all Liens, all Intellectual Property necessary for the operation of the businesses of the Company and its subsidiaries as presently conducted and as presently proposed to be conducted;
(iii) each material item of Intellectual Property owned or used by the Company and its subsidiaries immediately prior to the Effective Time will be owned or available for use by Parent and the Surviving Corporation immediately subsequent to the Effective Time; (iv) the Company and its subsidiaries have taken all action deemed by the Company or the relevant subsidiary to be necessary or reasonable, but in no event less than all commercially reasonable action, to protect and preserve the confidentiality of all technical Intellectual Property not otherwise protected by patents, patent applications or copyrights; (v) each employee of the Company and its subsidiaries has executed a non-disclosure agreement which included an agreement to assign to the Company or its subsidiaries all rights to Intellectual Property originated or invented by such employee relating to the business of the Company and its subsidiaries; and (vi) no trade secret or confidential know-how material to the business of the Company or any of its subsidiaries as currently operated has been disclosed or authorized to be disclosed to any third party, other than pursuant to a non-disclosure agreement that protects the Company's or such subsidiary's proprietary interests in and to such trade secrets and confidential know-how.

     (c) To the Company's knowledge, neither the Company nor any of its subsidiaries has interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of third parties, and neither the Company nor any of its subsidiaries has, within the three years prior to the date of this Agreement, received any charge, complaint, claim or notice alleging any such interference, infringement, misappropriation or violation. No third party has, to the Company's knowledge, interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of the Company or its subsidiaries, except where such actions are not reasonably expected to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

     (d) Section 3.20(d) of the Company Disclosure Schedule lists each license, sublicense, agreement or permission pursuant to which the Company uses any material item of Scheduled Intellectual Property that any third party owns and that any of the Company or any of its subsidiaries uses pursuant to license, sublicense, agreement or permission that either (i) if such license, sublicense, agreement or permission were denied, would reasonably be expected to have a Material Adverse Effect on the Company or its Subsidiaries taken as a whole, or
(ii) includes any past due obligation to pay any royalty amount or any obligation to pay a royalty, whether fixed or determined based on usage, following the Effective Date.

     (e) Except as set forth in Section 3.20(e) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries has granted (i) any exclusive or non-exclusive licenses (other than implied patent licenses in the ordinary course of business) in any patents owned by the Company or any of its subsidiaries or (ii) any exclusive licenses in any other Intellectual Property owned by the Company or any of its subsidiaries to any third party.

     (f) Except as may have been given in connection with patent licenses set forth in Section 3.20(e) of the Company Disclosure Schedule or given in the ordinary course of business within the scope of the Company's standard terms and conditions of sale, neither the Company nor any of its subsidiaries has entered into any agreement to indemnify any other person against any charge of infringement or misappropriation of any Intellectual Property.

     (g) The Company owns or has the right to use all Intellectual Property incorporated or used in the Company's existing websites.

     (h) The execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, will not (i) result in the loss or impairment of, or give rise to any right of any third party to terminate or alter, any of the Company's or any of its subsidiaries' rights to own any of its Intellectual Property except as are not unreasonably expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole, nor (ii) require the consent of any Governmental Entity or third party in respect of any such Intellectual Property.

     SECTION 3.21  Year 2000.

     (a) Based on a comprehensive assessment of the Systems that are used or relied on by the Company or by any of its subsidiaries in the conduct of their respective businesses, neither the Company nor any of its subsidiaries knows of any such System that will malfunction, will cease to function, will generate incorrect data or will provide incorrect results when processing, providing and/or receiving (i) date-related data in, into or between the twentieth and twenty-first centuries or (ii) date-related data in connection with any valid date in the twentieth or twenty-first centuries.

     (b) Based on a comprehensive assessment of the products and services that are or have been sold, licensed, rendered or otherwise provided or offered by the Company or by any of its subsidiaries in the conduct of their respective businesses, neither the Company nor any of its subsidiaries knows of any such products or services which will malfunction, will cease to function, will generate incorrect data or will produce incorrect results when processing, providing or receiving (i) date-related data in, into or between the twentieth and twenty-first centuries or (ii) date-related data in connection with any valid date in the twentieth or twenty-first centuries; and, to the knowledge of the Company or any of its subsidiaries, neither the Company nor any of its subsidiaries is or will be subject to claims or liabilities arising from any such malfunction, cessation of function, generation of incorrect data or production of incorrect results.

     (c) Neither the Company nor any of its subsidiaries has made other representations or warranties regarding the ability of any product or service that is or has been sold, licensed, rendered or otherwise provided or offered by the Company or by any of its subsidiaries, or of any of the Systems used or relied on by the Company or any of its subsidiaries, in the conduct of their respective businesses to operate without malfunction, to operate without ceasing to function, to generate correct data or to produce correct results when processing, providing or receiving (i) date-related data in, into and between the twentieth and twenty-first centuries or (ii) date-related data in connection with any valid date in the twentieth and twenty-first centuries.

     (d) Based on a comprehensive inquiry of all material suppliers, service providers and customers of the Company and its subsidiaries, neither the Company nor any of its subsidiaries knows of any inability on the part of any such supplier, service provider or customer to timely ensure that its own (and its material suppliers' and service providers') Systems continue to operate without malfunction, to operate without ceasing to function, to generate correct data and to produce correct results when processing, providing and/or receiving (i) date-related data in, into and between the twentieth and twenty-first centuries and (ii) date-related data in connection with any valid date in the twentieth and twenty-first centuries.

     (e) For the purposes of this Agreement, "SYSTEMS" means, with respect to a person, any and all material hardware, software and firmware used by the Company or any of its subsidiaries in the course of their respective businesses, including (i) any and all source and object code; (ii) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise; (iii) billing, reporting and other management information systems; (iv) all descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing; (v) all content contained on any Internet site(s) maintained by such person or any of its subsidiaries; and (vi) all documentation, including user manuals and training materials, relating to any of the foregoing.

     SECTION 3.22 Opinion of Financial Advisor. Broadview International LLC (the "FINANCIAL ADVISOR") has delivered to the Company Board its opinion, dated the date of this Agreement, to the effect that, as of such date, the Exchange Ratio is fair to the stockholders of the Company from a financial point of view, and such opinion has not been withdrawn or modified.

     SECTION 3.23 Brokers. No broker, finder, investment banker or other person (other than the Financial Advisor, a true and correct copy of whose engagement letter has been provided to Parent) is entitled to any brokerage, finder's or other fee or commission or expense reimbursement in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of the Company or any of its affiliates.

     SECTION 3.24 Accounting Matters. Neither the Company nor, to the Company's knowledge, any of its affiliates, has taken or agreed to take any action or is aware of any fact or circumstance that would prevent the Merger from qualifying as a "pooling of interests" under APB 16 and the applicable SEC rules and regulations.

     SECTION 3.25 Recalls. There has not been any recall made generally to customers since December 31, 1998 of any product designed, manufactured, shipped, sold or otherwise introduced into the stream of commerce by or on behalf of the Company or any of its past or present subsidiaries ("PRODUCT"), and (ii) to the Company's knowledge, there are currently no material defects in design, manufacturing, materials or workmanship which involve any Product that accounts for a material portion of the Company's sales.

     SECTION 3.26 Takeover Statute. The Company has taken all action required to be taken by it in order to exempt this Agreement, the Option Agreement and the transactions contemplated hereby and thereby from, and this Agreement, the Option Agreement and the transactions contemplated hereby and thereby (the "COVERED TRANSACTIONS") are exempt from, the requirements of any "moratorium," "control share," "fair price," "affiliate transaction," "interested stockholder," "business combination" or other antitakeover Laws of any state (collectively, "TAKEOVER STATUTES"). Subtitle 6 (Sections 3-601 through 3-603) and Subtitle 7 (Sections 3-701 through 3-709) of the MGCL are not applicable to the Covered Transactions. Holders of Shares do not have dissenters' or appraisal rights in connection with the Merger.

     SECTION 3.27 Company Rights Agreement. The Company Board has taken all necessary action (including, any amendment thereof) under the Rights Agreement, dated as of May 2, 1990, between the Company and the First National Bank of Boston, as Rights Agent (the "COMPANY RIGHTS AGREEMENT"), so that none of the execution or delivery of this Agreement or the Option Agreement, the exchange of the shares of Parent Common Stock for the Shares in accordance with Article II, or any other transaction contemplated hereby or thereby will cause (i) the rights (the "RIGHTS") issued pursuant to the Company Rights Agreement to become exercisable under the Company Rights Agreement, (ii) Parent or Merger Sub to be deemed an "Acquiring Person" (as defined in the Company Rights Agreement), or
(iii) the "Stock Acquisition Date" or "Distribution Date" (each as defined in the Company Rights Agreement) to occur upon any such event.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                            OF PARENT AND MERGER SUB

     Except as set forth in the disclosure schedule delivered by Parent to the Company prior to the execution of this Agreement (the "PARENT DISCLOSURE SCHEDULE") (each section of which qualifies the correspondingly numbered representation and warranty or covenant to the extent specified therein), Parent and Merger Sub hereby represent and warrant to the Company as follows:

     SECTION 4.1  Organization.

     (a) Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted.

     (b) Each of Parent and Merger Sub is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Parent and its subsidiaries taken as a whole.

     (c) Parent has heretofore delivered to the Company accurate and complete copies of the certificate of incorporation and bylaws of Parent and the charter and bylaws of Merger Sub as currently in effect.

     SECTION 4.2  Authority Relative to This Agreement.

     (a) Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and the Option Agreement and to consummate the transactions contemplated hereby and thereby. No other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement and the Option Agreement or to consummate the transactions contemplated hereby or thereby. This Agreement and the Option Agreement have been duly and validly executed and delivered by each of Parent and Merger Sub and constitute valid, legal and binding agreements of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with their respective terms.

     (b) The Board of Directors of Parent (the "PARENT BOARD"), the Board of Directors of Merger Sub and Parent as the sole stockholder of Merger Sub have duly and validly authorized the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and taken all corporate actions required to be taken by such Boards of Directors and Parent as the sole stockholder of Merger Sub for the consummation of the transactions.

     SECTION 4.3 SEC Reports; Financial Statements. Parent has filed all required forms, reports and documents with the SEC since January 1, 1997, each of which complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act, each as in effect on the dates such forms, reports, and documents were filed. Parent has heretofore delivered or made available to the Company, in the form filed with the SEC (including, any amendments thereto), (i) its Annual Report on Form 10-K each of the fiscal years ended December 31, 1996, 1997 and 1998, (ii) all definitive proxy statements relating to Parent's meetings of stockholders (whether annual or special) held since January 1, 1997 and (iii) all other reports or registration statements filed by Parent with the SEC since January 1, 1997 (the "PARENT SEC REPORTS"). None of the Parent SEC Reports contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of Parent included in the Parent SEC Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC in respect thereof and fairly presented, in conformity with GAAP on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of Parent and its consolidated subsidiaries, in each case as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in the case of the unaudited interim financial statements, to normal year-end adjustments). For purposes of this Agreement "PARENT BALANCE SHEET" means the consolidated balance sheet of Parent as of March 31, 1999, and "PARENT BALANCE SHEET DATE" means March 31, 1999. Except as and to the extent disclosed in the Parent SEC Reports, since the Parent Balance Sheet Date, there has not been any event, occurrence or development which is reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Parent and its subsidiaries taken as a whole.

     SECTION 4.4 Undisclosed Liabilities. There are no liabilities of Parent or any of its subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise which are required to be reflected in its financial statements (or in the notes thereto) in accordance with GAAP, other than: (a) liabilities disclosed, provided for or reserved against in the Parent Balance Sheet or in the notes thereto; (b) liabilities arising in the ordinary course of business after the date of the Parent Balance Sheet; (c) liabilities disclosed in the Parent SEC Reports prior to the date hereof and (d) liabilities under this Agreement.

     SECTION 4.5 Capitalization of Parent. The authorized capital stock of Parent consists of: (i) 500,000,000 shares of Common Stock, par value $1.00 per share (the "PARENT SHARES"), of which 392,940,778 shares are issued and outstanding as of July 20, 1999 and 858,938 shares of which are held in Parent's treasury, and (ii) 10,000,000 shares of Preferred Stock, par value $25.00 per share, no shares of which are outstanding as of July 20, 1999. All of the issued and outstanding Parent Shares have been validly issued, and are duly authorized, fully paid, non-assessable and free of preemptive rights. As of July 23, 1999, 45,800,485 Parent Shares were available for issuance under Parent's option plans, of which 30,836,160 were issuable upon or otherwise deliverable in connection with the exercise of options outstanding on such date. Except as set forth above and except for the Parent Rights Agreement (as hereinafter defined), as of July 23, 1999, there are outstanding (i) no shares of capital stock or other voting securities of Parent; (ii) no securities of Parent convertible into or exchangeable for shares of capital stock or voting securities of Parent;
(iii) no options or other rights to acquire from Parent and no obligations of Parent to issue, any capital stock, voting securities, or securities convertible into or exchangeable for capital stock or voting securities of Parent; and (iv) no equity equivalents, interests in the ownership or earnings of Parent, or other similar rights (including stock appreciation rights).

     SECTION 4.6 Information Supplied. None of the information supplied or to be supplied by Parent or Merger Sub specifically for inclusion or incorporation by reference in (i) the S-4 will, at the time the S-4 is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and
(ii) the Proxy Statement will, at the date mailed to stockholders of the Company and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Effective Time any event in respect of Parent, its officers and directors, or any of its subsidiaries should occur which is required to be described in an amendment of, or a supplement to, the S-4 or the Proxy Statement, Parent shall promptly so advise the Company and such event shall be so described, and such amendment or supplement (which the Company shall have a reasonable opportunity to review) shall be promptly filed with the SEC. The S-4 will comply as to form in all material respects with the provisions of the Securities Act and the rules and regulations thereunder. No representation is made under this Section 4.6 with respect to any statements made or incorporated by reference in the S-4 or the Proxy Statement based on information supplied by the Company specifically for inclusion or incorporation by reference therein.

     SECTION 4.7 Consents and Approvals; No Violations. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act, state securities or blue sky Laws, the HSR Act, any other Antitrust Law, the filing and acceptance for record of the Articles of Merger as required by the MGCL, as otherwise set forth in Section 4.7 to the Parent Disclosure Schedule, and such other filings, permits, authorizations, consents and
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approvals which, if not obtained or made, are not reasonably expected to have a
Material Adverse Effect on Parent and its subsidiaries taken as a whole no filing with or notice to, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution and delivery by Parent or Merger Sub of this Agreement or the Option Agreement or the consummation by Parent or Merger Sub of the transactions contemplated hereby or thereby. The execution, delivery, and performance of this Agreement and the Option Agreement by Parent or Merger Sub and the consummation by Parent or Merger Sub of the transactions contemplated hereby and thereby will not result in any violation of or conflict with, constitute a default under (with or without due notice or lapse of time or both), require any consent, waiver or notice under any term of, or result in the reduction or loss of any benefit or the creation or acceleration of any right or obligation under, (i) the respective certificate or articles of incorporation or bylaws of Parent or the charter and bylaws of Merger Sub, (ii) any agreement, note, bond, mortgage, indenture, contract, lease, permit or other obligation or right to which Parent or Merger Sub is a party or by which any of their respective assets or properties is bound, or
(iii) any Law, except in the case of (ii) or (iii) where any of the foregoing is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Parent and its subsidiaries taken as a whole.

     SECTION 4.8 No Prior Activities. Except for obligations incurred in connection with its incorporation or organization or the negotiation and consummation of this Agreement and the transactions contemplated hereby, Merger Sub has neither incurred any obligation or liability nor engaged in any business or activity of any type or kind whatsoever or entered into any agreement or arrangement with any person.

     SECTION 4.9 Brokers. No broker, finder, investment banker or other person (other than Morgan Stanley & Co.) is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of Parent, Merger Sub or any of their affiliates.

     SECTION 4.10 Accounting Matters. Neither Parent nor, to Parent's knowledge, any of its affiliates, has taken or agreed to take any action or is aware of any fact or circumstance that would prevent the Merger from qualifying as a "pooling of interests" under APB 16 and the applicable SEC rules and regulations.

                                   ARTICLE V

                    COVENANTS RELATED TO CONDUCT OF BUSINESS

     SECTION 5.1  Conduct of Business of the Company. Except as set forth in
Section 5.1 of the Company Disclosure Schedule, as consented to by Parent or as contemplated by this Agreement, during the period from the date hereof to the Effective Time, the Company will, and will cause each of its subsidiaries to, conduct its operations in the ordinary and usual course of business consistent with past practice and use reasonable best efforts to preserve intact its current business organizations, keep available the service of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that goodwill and ongoing businesses shall be unimpaired at the Effective Time. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement or in Section 5.1 of the Company Disclosure Schedule, prior to the Effective Time, neither the Company nor any of its subsidiaries will, without the prior written consent of Parent:

     (a) amend its charter or bylaws (or other similar organizational or governing instruments) or amend, modify or terminate the Company Rights Plan;

     (b) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities convertible into or exchangeable for any stock or any equity equivalents (including, any stock options or stock appreciation rights), except for the issuance or sale of Shares pursuant to outstanding Company Stock Options;

     (c) (i) split, combine or reclassify any shares of its capital stock; (ii) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock;
(iii) make any other actual, constructive or deemed distribution in respect of any shares of its capital stock or otherwise make any payments to stockholders in their capacity as such; or (iv) redeem, repurchase or otherwise acquire any of its securities or any securities of any of its subsidiaries (including redeeming any Rights);

     (d) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its subsidiaries (other than the Merger);

     (e) alter through merger, liquidation, reorganization, restructuring or in any other fashion the corporate structure or ownership of any subsidiary of Company;

     (f) (i) incur or assume any long-term or short-term debt or issue any debt securities, except for borrowings under existing lines of credit in the ordinary and usual course of business consistent with past practice and in amounts not material to the Company and its subsidiaries taken as a whole; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person, except in the ordinary and usual course of business consistent with past practice and in amounts not material to the Company and its subsidiaries, taken as a whole, and except for obligations of the wholly owned subsidiaries of the Company; (iii) make any loans, advances or capital contributions to, or investments in, any other person (other than to the wholly owned subsidiaries of the Company or customary loans or advances to employees in the ordinary and usual course of business consistent with past practice and in amounts not material to the maker of such loan or advance); (iv) pledge or otherwise encumber shares of capital stock of the Company or its subsidiaries; or (v) mortgage or pledge any of its material assets, tangible or intangible, or create or suffer to exist any material Lien thereupon;

     (g) (i) except as set forth in Section 5.1(g) of the Company Disclosure Schedule and as required under existing agreements, increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof (including, the granting of stock appreciation rights or performance units) or grant any completion bonuses or change of control payments in respect of the Merger or that will be affected thereby; or (ii) promote or change the classification or status of, or except in the ordinary course of business consistent with past practice, hire any employee or individual;

     (h) acquire, sell, lease or dispose of any material assets outside the ordinary and usual course of business consistent with past practice or any assets which in the aggregate are material to the Company and its subsidiaries taken as a whole, or grant any exclusive distribution rights;

     (i) except as may be required as a result of a change in Law or in GAAP, make any material change in any of the accounting principles or practices used by it;

     (j) revalue in any material respect any of its assets, including, writing down the value of inventory or writing-off notes or accounts receivable other than in the ordinary and usual course of business consistent with past practice or as required by GAAP;

     (k) (i) acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any equity interest therein; (ii) enter into any material contract or agreement, other than in the ordinary and usual course of business consistent with past practice, or amend in any material respect any of the Material Contracts or the agreements referred to in Section 3.18; (iii) authorize any new capital expenditure or expenditures which are not provided for in the Company's current capital expenditure plan and which, individually, is in excess of $100,000 or, in the aggregate, are in excess of $250,000; or (iv) enter into or amend any contract, agreement, commitment or arrangement providing for the taking of any action that would be prohibited hereunder;

     (l) make or revoke any Tax election, or settle or compromise any Tax liability, or change (or make a request to any taxing authority to change) any aspect of its method of accounting for Tax purposes;

     (m) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary and usual course of business consistent with past practice or in accordance with their terms of liabilities reflected or reserved against in, the consolidated financial statements of the Company and its subsidiaries or incurred since the date of such financial statements or waive the benefits of, or agree to modify in any manner, any confidentiality, standstill or similar agreement to which the Company or any of its subsidiaries is a party;

     (n) settle or compromise any pending or threatened suit, action or claim relating to the transactions contemplated hereby;

     (o) take any action (including, any action otherwise permitted by this Section 5.1) that would prevent or impede the Merger from qualifying as a "pooling of interests" under APB 16 and the applicable SEC rules and regulations or as a reorganization under Section 368 of the Code;

     (p) enter into any agreement or arrangement that limits or otherwise restricts the Company or any of its subsidiaries or any successor thereto or that could, after the Effective Time, limit or restrict the Surviving Corporation and its affiliates (including Parent) or any successor thereto, from engaging or competing in any line of business or in any geographic area;

     (q) fail to comply in any material respect with any Law applicable to the Company, its subsidiaries, or their respective assets;

     (r) enter into any direct or indirect arrangements for financial subsidies;

     (s) adopt, enter into, amend, alter or terminate (partially or completely) any Benefit Plan or Employee Arrangement except as contemplated by this Agreement or to the extent required by applicable Law;

     (t) enter into any contract with an officer, director, employee, agent or other similar representative of the Company or any of its subsidiaries that is not terminable, without penalty or other liability, upon not more than 60 calendar days' notice; or

     (u) take, propose to take, or agree in writing or otherwise to take, any of the actions described in Sections 5.1(a) through 5.1(t) or any action which would cause the condition set forth in Section 7.2(a) not to be satisfied.

     SECTION 5.2 Conduct of Business of Parent. Except as consented to by the Company or as contemplated by this Agreement, during the period from the date hereof to the Effective Time, neither Parent nor any of its subsidiaries will:

     (a) amend Parent's certificate of incorporation or bylaws;

     (b) take any action that would or would reasonably be expected to prevent, impair or materially delay the ability of the Company or Parent to consummate the transactions contemplated by this Agreement;

     (c) take any action (including, any action otherwise permitted by this Section 5.2) that would prevent or impede the Merger from qualifying as a "pooling of interests" under APB 16 and the applicable SEC rules and regulations or as a reorganization under Section 368 of the Code; or

     (d) take, propose to take, or agree in writing or otherwise to take, any of the actions described in Section 5.2(a) through 5.2(c) or any action which would cause the condition set forth in Section 7.3(a) not to be satisfied.

     SECTION 5.3  Access to Information.

     (a) Between the date hereof and the Effective Time and subject to applicable Law, the Company will give Parent and Merger Sub and their authorized representatives (including, counsel, financial advisors, environmental consultants and auditors) reasonable access to all employees, plants, offices, warehouses and other facilities and to all books and records of the Company and its subsidiaries, will permit Parent and Merger Sub to make such inspections as Parent and Merger Sub may reasonably require, including the right to conduct sampling of surface water, groundwater, soil and outdoor air quality, and building materials and will cause the Company's officers and those of its subsidiaries to furnish Parent and Merger Sub with such financial and operating data and other information in respect of the business, properties and personnel of the Company and its subsidiaries as Parent or Merger Sub may from time to time reasonably request, provided that no investigation pursuant to this Section 5.3(a) shall affect or be deemed to modify any of the representations or warranties made by the Company.

     (b) Between the date hereof and the Effective Time, the Company shall furnish to Parent and Merger Sub (i) within five business days after the delivery thereof to management, such monthly financial statements and data as are regularly prepared for distribution to Company management and (ii) at the earliest time they are available, such quarterly and annual financial statements as are prepared for the Company Board, which (in the case of this clause (ii)) shall be in accordance with the books and records of the Company.

     (c) Each of Parent and the Company will hold and will cause its authorized representatives to hold in confidence all documents and information furnished to the other in connection with the transactions contemplated by this Agreement pursuant to the terms of that certain Confidentiality Agreement entered into between the Company and Parent dated May 19, 1999 (the "CONFIDENTIALITY AGREEMENT").

                                   ARTICLE VI

                             ADDITIONAL AGREEMENTS

     SECTION 6.1 Preparation of S-4 and the Proxy Statement. Parent and the Company will, as promptly as practicable, jointly prepare and file with the SEC the Proxy Statement in connection with the vote of the stockholders of the Company in respect of the Merger. Parent will, as promptly as practicable, prepare, following receipt of notification from the SEC that it has no further comments on the Proxy Statement, and file with the SEC the S-4 in connection with the registration under the Securities Act of the shares of Parent Common Stock issuable upon conversion of the Shares and the other transactions contemplated hereby. Parent and the Company will, and will cause their accountants and lawyers to, use their reasonable best efforts to have or cause the S-4 to be declared effective as promptly as practicable after filing with the SEC, including, causing their accountants to deliver necessary or required instruments such as opinions, consents and certificates, and will take any other action required or necessary to be taken under federal or state securities Laws or otherwise in connection with the registration process (other than qualifying to do business in any jurisdiction which it is not now so qualified or filing a general consent to service of process in any jurisdiction). The Company and Parent shall, as promptly as practicable after the receipt thereof, provide to the other party copies of any written comments and advise the other party of any oral comments, in respect of the Proxy Statement or the S-4 received from the staff of the SEC. The Company will provide Parent with a reasonable opportunity to review and comment on any amendment or supplement to the Proxy Statement prior to filing with the SEC and will provide Parent with a copy of all such filings with the SEC. Parent will provide the Company with a reasonable opportunity to review and comment on any amendment or supplement on the S-4 prior to filing with SEC and will provide the Company with a copy of all such filings with the SEC. Parent will advise the Company, promptly after it receives notice thereof, of the time when the Form S-4 has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the Parent Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Form S-4 or comments thereon and responses thereto or requests by the SEC for additional information. The Company will use its reasonable best efforts to cause the Proxy Statement to be mailed to its stockholders at the earliest practicable date.

     SECTION 6.2  Letter of Accountants.

     (a) The Company shall use all reasonable best efforts to cause to be delivered to Parent a letter of PricewaterhouseCoopers LLP, the Company's independent auditors, dated as of the date on which the S-4

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

shall become effective and addressed to Parent, in form and substance reasonably satisfactory to Parent and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the S-4.

     (b) Parent shall use all reasonable best efforts to cause to be delivered to the Company a letter of Ernst & Young LLP, the Parent's independent auditors, dated as of the date on which the S-4 shall become effective and addressed to the Company, in form and substance reasonably satisfactory to the Company and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the S-4.

     SECTION 6.3 Meeting. The Company shall take all lawful action to (i) cause a special meeting of its stockholders (the "COMPANY STOCKHOLDER MEETING") to be duly called and held as soon as practicable after the date of this Agreement for the purpose of voting on the approval of the Merger on substantially the terms and conditions set forth in this Agreement and (ii) solicit proxies from its stockholders to obtain the Company Requisite Vote for such approval. Subject to the provisions of Section 6.5(b), the Company Board shall recommend approval of the Merger by the Company's stockholders and the Company Board shall not withdraw, amend or modify in a manner adverse to Parent such recommendation (or announce publicly its intention to do so).

     SECTION 6.4  Reasonable Best Efforts.

     (a) Subject to the terms and conditions of this Agreement, each party will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate the Merger and the other transactions contemplated by this Agreement. In furtherance and not in limitation of the foregoing, each party hereto shall make an appropriate filing of a Notification and Report Form pursuant to the HSR Act in respect of the transactions contemplated hereby as promptly as practicable and in any event within ten business days of the date hereof and to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and use its reasonable best efforts to take, or cause to be taken, all other actions consistent with this Section 6.4 necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable.

     (b) Each of Parent and the Company shall, in connection with the efforts referenced in Section 6.4(a) to obtain all requisite approvals and authorizations for the transactions contemplated by this Agreement under the HSR Act, or any other Antitrust Law (as hereinafter defined), use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party; (ii) keep the other party informed in all material respects of any material communication received by such party from, or given by such party to, the Federal Trade Commission (the "FTC"), the Antitrust Division of the Department of Justice (the "DOJ") or any other Governmental Entity and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby; and (iii) permit the other party to review any material communication given by it to, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ or any such other domestic or foreign Governmental Entity or, in connection with any proceeding by a private party, with any other person, and to the extent permitted by the FTC, the DOJ or such other applicable domestic or foreign Governmental Entity or other person, give the other party the opportunity to attend and participate in such meetings and conferences.

     (c) In furtherance and not in limitation of the covenants of the parties contained in Sections 6.4(a) and (b), each of Parent and the Company shall use its reasonable best efforts to resolve such objections if any, as may be asserted by a Governmental Entity or other person in respect of the transactions contemplated hereby under any Antitrust Law. In connection with the foregoing, if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement as violative of any Antitrust Law, each of Parent and the Company shall cooperate in all respects with each other and use its respective reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted,
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

reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, nothing in this Section 6.4 shall (i) limit a party's right to terminate this Agreement pursuant to Section 8.2 so long as such party has up to then complied in all material respects with its obligations under this Section 6.4, (ii) require Parent to dispose or hold separate any part of its business or operations or agree not to compete in any geographic area or line of business or
(iii) require Parent to dispose or hold separate any part of the Company's business or operations or agree to cause the Company not to compete in any geographic area or line of business which would in any such case impair in any material respect any of the benefits intended to be derived by Parent after the Effective Time as a result of the Merger.

     (d) The Company agrees that in connection with any litigation which may be brought against the Company or its directors relating to the transactions contemplated hereby, the Company will keep Parent, and any counsel which Parent may retain at its own expense, informed of the course of such litigation, to the extent Parent is not otherwise a party thereto. The Company agrees that it will consult with Parent prior to entering into any settlement or compromise of any such litigation, and that no such settlement or compromise will be entered into without Parent's prior written consent, which consent shall not be unreasonably withheld.

     SECTION 6.5  Acquisition Proposals.

     (a) The Company will not, nor will it permit any of its subsidiaries to, nor will it authorize or permit any officer, director or employee of or any investment banker, attorney, accountant or other advisor or representative of, the Company or any of its subsidiaries to, directly or indirectly, (i) solicit, initiate or encourage the submission of any Acquisition Proposal or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information in respect of, or take any other action to facilitate, any Acquisition Proposal or any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal provided, however, that nothing contained in this Section 6.5(a) shall prohibit the Company Board from furnishing any information to, or entering into discussions or negotiations with, any person that makes an unsolicited bona fide Acquisition Proposal if, and only to the extent that (A) the Company Stockholder Meeting shall not have occurred, (B) the Company Board, after consultation with independent legal counsel, determines in good faith that such action is necessary for the Company Board to comply with its duties to the Company's stockholders under applicable Law, (C) the Company Board determines in good faith that such Acquisition Proposal, if accepted, is reasonably likely to be consummated taking into account all legal, financial, regulatory and other aspects of the proposal and the person making the proposal, and believes in good faith, after consultation with its Financial Advisor and after taking into account the strategic benefits to be derived from the Merger and the long-term prospects of Parent and its subsidiaries, would, if consummated, result in a transaction more favorable to the Company's stockholders than the Merger (any such more favorable Acquisition Proposal being referred to herein as a "SUPERIOR PROPOSAL"), and (D) prior to taking such action, the Company (x) provides reasonable notice to Parent to the effect that it is taking such action and (y) receives from such person an executed confidentiality/standstill agreement in reasonably customary form and in any event containing terms at least as stringent as those contained in the Confidentiality Agreement between Parent and the Company. The Company shall notify Parent of any Acquisition Proposal (including, the material terms and conditions thereof and the identity of the person making it) as promptly as practicable (but in no case later than 24 hours) after its receipt thereof, and shall thereafter inform Parent on a prompt basis of the status of any discussions or negotiations with such a third party, and any material changes to the terms and conditions of such Acquisition Proposal, and shall promptly give Parent a copy of any information delivered to such person which has not previously been reviewed by Parent. The Company has ceased and terminated, and has caused its subsidiaries and affiliates, and their respective officers, directors, employees, investment bankers, attorneys, accountants and other agents and representatives to cease and terminate, any existing activities, discussions or negotiations with any parties conducted heretofore in respect of any possible Acquisition Proposal. The Company shall

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

take all necessary steps to promptly inform the individuals or entities referred to in the first sentence of this Section 6.5 of the obligations undertaken in this Section 6.5. "ACQUISITION PROPOSAL" means an inquiry, offer or proposal regarding any of the following (other than the transactions contemplated by this Agreement) involving the Company or any of its subsidiaries: (w) any merger, consolidation, share exchange, recapitalization, business combination or other similar transaction; (x) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of all or substantially all the assets of the Company and its subsidiaries, taken as a whole, in a single transaction or series of related transactions; (y) any tender offer or exchange offer for 20% or more of the outstanding Shares or the filing of a registration statement under the Securities Act in connection therewith; or (z) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

     (b) The Company Board will not withdraw or modify, or propose to withdraw or modify, in a manner adverse to Parent, its approval or recommendation of the Merger unless the Company Board after consultation with independent legal counsel, determines in good faith that such action is necessary for the Company Board to comply with its duties to the Company's stockholders under applicable Law; provided, however, that the Company Board may not approve or recommend (and in connection therewith, withdraw or modify its approval or recommendation of the Merger) an Acquisition Proposal unless such an Acquisition Proposal is a Superior Proposal (and the Company shall have first complied with its obligations set forth in Section 8.3(a) and the time referred to in the last sentence of Section 8.3(a) has expired) and unless it shall have first consulted with independent legal counsel, and have determined that such action is necessary for the Company Board to comply with its duties to the Company's stockholders under applicable Law. Nothing contained in this Section 6.5(b) shall prohibit the Company from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to the Company's stockholders which, in the good faith reasonable judgment of the Company Board, after consultation with independent legal counsel, is required under applicable Law; provided, however, that except as otherwise permitted in this Section 6.5(b), the Company does not withdraw or modify, or propose to withdraw or modify, its position in respect of the Merger or approve or recommend, or propose to approve or recommend, an Acquisition Proposal. Notwithstanding anything contained in this Agreement to the contrary, any action by the Company Board permitted by, and taken in accordance with, this Section 6.5(b) shall not constitute a breach of this Agreement by the Company. Nothing in this Section 6.5(b) shall (i) permit the Company to terminate this Agreement (except as provided in Article IX hereof) or
(ii) affect any other obligations of the Company under this Agreement.

     SECTION 6.6 Public Announcements. Each of Parent, Merger Sub and the Company will consult with one another before issuing any press release or otherwise making any public statements in respect of the transactions contemplated by this Agreement, including, the Merger, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law or by obligations pursuant to any listing agreement with the NYSE, as determined by Parent, Merger Sub or the Company, as the case may be.

     SECTION 6.7  Indemnification.

     (a) From and after the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to the fullest extent permitted by applicable Law to, indemnify, defend, and hold harmless each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, a director or officer of the Company or any subsidiary thereof (each an "INDEMNIFIED PARTY" and, collectively, the "INDEMNIFIED PARTIES") against all losses, expenses (including, reasonable attorneys' fees and expenses), claims, damages, costs or liabilities or, subject to the proviso of the next succeeding sentence, amounts paid in settlement, arising out of actions or omissions occurring at or prior to the Effective Time and whether asserted or claimed prior to, at or after the Effective Time that are in whole or in part
(i) based on, or arising out of the fact that such person is or was a director or officer of such party or a subsidiary of such party or (ii) based on, arising out of or pertaining to the transactions contemplated by this Agreement. Without limiting the foregoing, in the event of any such loss, expense, claim, damage, cost or liability (whether or not arising before the Effective Time), (A) the
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Surviving Corporation shall pay the reasonable fees and expenses of counsel selected by the Indemnified Parties, which counsel shall be reasonably satisfactory to the Surviving Corporation, promptly after statements therefor are received and otherwise advance to such Indemnified Party upon request for reimbursement of documented expenses reasonably incurred, in either case to the extent not prohibited by the MGCL and upon receipt of any affirmation and undertaking required by the MGCL, (B) the Surviving Corporation will cooperate in the vigorous defense of any such matter and (C) any determination required to be made in respect of whether an Indemnified Party's conduct complies with the standards set forth under the MGCL and the Surviving Corporation's charter or bylaws shall be made by independent counsel mutually acceptable to the Surviving Corporation and the Indemnified Party; provided, however, that the Surviving Corporation shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld). The Indemnified Parties as a group may retain only one law firm in respect of each related matter except to the extent there is, in the opinion of counsel to an Indemnified Party, under applicable standards of professional conduct, a conflict on any significant issue between positions of any two or more Indemnified Parties.

     (b) For a period of six years after the Effective Time, the Surviving Corporation shall cause to be maintained in effect the policies of directors' and officers' liability insurance maintained by the Company for the benefit of those persons who are covered by such policies at the Effective Time (or the Surviving Corporation may substitute therefor policies of at least the same coverage and amounts containing terms not less advantageous to the insured parties in respect of matters occurring prior to the Effective Time), to the extent that such liability insurance can be maintained annually at a cost to the Surviving Corporation not greater than 200% of the premium for the current Company directors' and officers' liability insurance; provided, however, that if such insurance cannot be so maintained or obtained at such costs, the Surviving Corporation shall maintain or obtain as much of such insurance as can be so maintained or obtained at a cost equal to 200% of the current annual premiums of the Company for such insurance.

     (c) In the event the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity or such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then and in either such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation shall assume the obligations set for in this Section 6.7.

     (d) To the fullest extent permitted by Law, from and after the Effective Time, all rights to liability limitation, exculpation or indemnification now existing in favor of the employees, agents, directors or officers of the Company and its subsidiaries in respect of their activities as such prior to the Effective Time, as provided in the Company's charter or bylaws, in effect on the date thereof or otherwise in effect on the date hereof, shall survive the Merger (and as of or prior to the Effective Time, Parent shall cause the bylaws of Merger Sub to reflect such provisions) and shall continue in full force and effect and shall not be amended or modified for a period of not less than six years from the Effective Time.

     (e) The provisions of this Section 6.7 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs, and his or her representatives.

     SECTION 6.8 Notification of Certain Matters. The Company shall give prompt notice to Parent and Merger Sub, and Parent and Merger Sub shall give prompt notice to the Company, of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate at or prior to the Effective Time so as to cause the conditions set forth in Article VII hereof to fail to be satisfied, or (ii) any material failure of the Company, Parent or Merger Sub, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder so as to cause the conditions set forth in Article VII hereof to fail to be satisfied; provided, however, that the delivery of any notice pursuant to this Section 6.8 shall not cure such breach or non-compliance or limit or otherwise affect the remedies available hereunder to the party receiving such notice.

     SECTION 6.9 Tax-Free Reorganization Treatment. The parties hereto intend that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. Each of the parties hereto
                                      A-38
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shall, and shall cause its respective subsidiaries to, use its reasonable best efforts to cause the Merger to so qualify.

     SECTION 6.10 Employee Matters. Except as contemplated by this Agreement, Parent will and will cause the Surviving Corporation to honor the obligations of the Company or any of its subsidiaries under the provisions of each Benefit Plan and Employee Arrangement; provided that the Company shall have the right at any time to amend or terminate any such Benefit Plan and Employee Arrangement in accordance with their terms. The employees of the Company will be eligible to participate in Parent's applicable employee benefit plans, as such plans may be in effect from time to time, as soon as administratively convenient (as determined at Parent's sole discretion) after the Effective Time and, at Parent's sole discretion, will become employees of Parent or any of its subsidiaries. Until such time as employees of the Company immediately (the "COMPANY EMPLOYEES") become eligible to participate in Parent's applicable employee benefit plans (the "BENEFITS INTEGRATION DATE"), Parent shall cause such employee welfare benefits to be maintained for such Company Employees that are, in the aggregate, no less favorable than those provided to such Company Employees immediately prior to the Effective time. Following the Benefits Integration Date, with respect to each plan maintained by Parent in which any Company Employee participates (each, a "PARENT PLAN") that is an "employee benefit plan" as defined in Section 3(3) of ERISA, for purposes of eligibility to participate, vesting and, solely with respect to severance and vacation, level of benefit entitlement (but in no event for purposes of benefits accrual), service with the Company and its affiliates (or predecessor employers to the extent the Company and its affiliates provided past service credit) shall be treated as service with Parent to the same extent such service was counted under the corresponding Benefit Plan, if any; provided, however, that such service shall not be recognized to the extent that such recognition would result in a duplication of benefits. Such service also shall apply for purposes of satisfying any waiting periods, evident of insurability requirements, or the application of any preexisting condition limitations. Each Parent Plan shall waive preexisting condition limitations to the same extent waived under the corresponding Benefit Plan. Company Employees shall be given credit under the applicable Parent Plan for amounts paid under a corresponding Benefit Plan during the same period for though such amounts had been paid in accordance with the terms and conditions of the Parent Plan.

     SECTION 6.11 Company Affiliate Agreements. Section 6.11 of the Company Disclosure Schedule sets forth a list of all persons who are, and all persons who to the Company's knowledge will be at the Closing Date, "affiliates" of the Company for purposes of Rule 145 under the Securities Act. The Company will cause such list to be updated promptly through the Closing Date. Not later than 45 days prior to the date of the Company Stockholder Meeting, the Company shall cause its "affiliates" to deliver to Parent a Company Affiliate Agreement substantially in the form attached as EXHIBIT B.

     SECTION 6.12 SEC and Other Filings. Each of Parent and the Company shall promptly provide the other party (or its counsel) with copies of all filings made by the other party or any of its subsidiaries with the SEC or any other state, federal or foreign Governmental Entity in connection with this Agreement and the transactions contemplated hereby.

     SECTION 6.13 Fees and Expenses. Whether or not the Merger is consummated, all Expenses incurred in connection with this Agreement, the Option Agreement and the transactions contemplated hereby and thereby shall be paid by the party incurring such Expenses, except (a) Expenses incurred in connection with the filing, printing and mailing of the Proxy Statement and the S-4, which shall be shared equally by the Company and Parent, (b) the filing fees required under the HSR Act, which shall be shared equally by the Company and Parent and (c) if applicable, as provided in Section 8.5. As used in this Agreement, "EXPENSES" includes all out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with, or related to, the authorization, preparation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby, including the preparation, filing, printing and mailing of the Proxy Statement and the S-4 and the solicitation of stockholder approvals and all other matters related to the transactions contemplated hereby.

     SECTION 6.14 Obligations of Merger Sub. Parent will take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

     SECTION 6.15 Listing of Stock. Parent shall use its reasonable best efforts to cause the shares of Parent Common Stock to be issued in connection with the Merger to be approved for listing on the NYSE on or prior to the Closing Date, subject to official notice of issuance.

     SECTION 6.16 Antitakeover Statutes. If any Takeover Statute is or may become applicable to the Merger or the Option Agreement, each of Parent and the Company shall take such actions as are necessary so that the transactions contemplated by this Agreement or the Option Agreement, as applicable, may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of any Takeover Statute on the Merger or the Option Agreement.

     SECTION 6.17 Termination of Credit Agreement. Prior to Closing, the Company shall prepay any amounts outstanding under, and shall use its reasonable best efforts to terminate, the Loan Agreement dated as of March 19, 1999 between the Company, Fleet National Bank and the other banks party thereto.

     SECTION 6.18 Benchmarq. At the request of Parent, the Company shall merge or liquidate Benchmarq Microelectronics, Inc., a Delaware corporation, into the Company on terms and conditions as are satisfactory to Parent.

                                  ARTICLE VII

                    CONDITIONS TO CONSUMMATION OF THE MERGER

     SECTION 7.1  Conditions to Each Party's Obligations to Effect the
Merger. The respective obligations of each party to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Effective Time of each of the following conditions, any or all of which may be waived in whole or in part by the party being benefited thereby, to the extent permitted by applicable Law:

     (a) The Merger shall have been approved and adopted by the Company Requisite Vote.

     (b) Any waiting periods applicable to the Merger under the HSR Act shall have expired or early termination thereof shall have been granted.

     (c) There shall not be in effect any Law of any Governmental Entity of competent jurisdiction restraining, enjoining or otherwise preventing consummation of the transactions contemplated by this Agreement and no Governmental Entity shall have instituted any proceeding which continues to be pending seeking any such Law.

     (d) The S-4 shall have been declared effective by the SEC and shall be effective at the Effective Time, and no stop order suspending effectiveness shall have been issued and no action, suit, proceeding or investigation by the SEC to suspend the effectiveness thereof shall have been initiated and be continuing.

     (e) The Parent Common Stock required to be issued hereunder shall have been approved for listing on the NYSE, subject only to official notice of issuance.

     SECTION 7.2 Conditions to the Obligations of Parent and Merger Sub. The respective obligations of Parent and Merger Sub to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Effective Time of each of the following additional conditions, any or all of which may be waived in whole or part by Parent and Merger Sub, as the case may be, to the extent permitted by applicable Law:

     (a) The representations and warranties of the Company contained herein, shall have been true, except where the failure to be true, individually or in the aggregate, has not had or is not reasonably expected to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole, in each case when made and on and as of the Closing Date as though made on and as of the Closing Date (except for representations and warranties made as of a specified date, which shall speak only as of the specified date).

     (b) The Company shall have performed or complied in all material respects with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the time of the Closing.

     (c) The Company shall have delivered to Parent a certificate, dated the date of the Closing, signed by the President or any Vice President of the Company (but without personal liability thereto), certifying as to the fulfillment of the conditions specified in Sections 7.2(a) and 7.2(b).

     (d) Parent shall have received an opinion of its tax counsel, Weil, Gotshal & Manges LLP, dated the Effective Time, to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. The issuance of such opinion shall be conditioned on the receipt by such tax counsel of representation letters from each of the Parent, Merger Sub and the Company, in each case, in form and substance reasonably satisfactory to Weil, Gotshal & Manges LLP. Each such representation letter shall be dated on or before the date of such opinion and shall not have been withdrawn or modified in any material respect.

     (e) All authorizations, consents or approvals of (i) any German Governmental Entity required under any German Antitrust Laws in connection with the execution and delivery of this Agreement and the performance of the obligations hereunder and (ii) any other Governmental Entity (other than those specified in Section 7.1(b)) required in connection with the execution and delivery of this Agreement and the performance of the obligations hereunder shall have been made or obtained, without any limitation, restriction or condition that is reasonably expected to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole (or an effect on Parent and its subsidiaries that, were such effect applied to the Company and its subsidiaries, is reasonably expected to have a Material Adverse Effect on the Company), except for such authorizations, consents or approvals, the failure of which to have been made or obtained is not reasonably expected to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole (or an effect on Parent and its subsidiaries that, were such effect applied to the Company and its subsidiaries, is reasonably expected to have a Material Adverse Effect on the Company).

     (f) Not later than 45 days prior to the date of the Company Stockholder Meeting, Parent shall have received from the Company's "affiliates" a Company Affiliate Agreement substantially in the form attached as EXHIBIT B.

     (g) The Company shall have received and delivered to Parent a letter from PricewaterhouseCoopers LLP dated as of the Closing Date, stating that no conditions exist that would preclude the Company from being party to a business combination for which the "pooling of interests" method of accounting would be available. Parent shall have received and (unless waived by the Company) delivered to the Company a letter from Ernst & Young LLP, dated as of the date the S-4 is declared effective and dated as of the Closing Date, stating that accounting of the Merger as a "pooling of interests" under APB 16 and the applicable SEC rules and regulations is appropriate if the Merger is consummated as contemplated by this Agreement. Notwithstanding the foregoing, the satisfaction of this Section 7.2(g) shall not be a condition to the obligations of Parent and Merger Sub to effect the Merger if the failure to satisfy this condition results from any action taken or agreed to be taken by or on behalf of Parent or Merger Sub.

     SECTION 7.3 Conditions to the Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Effective Time of each of the following conditions, any or all of which may be waived in whole or in part by the Company to the extent permitted by applicable Law:

     (a) The representations and warranties of Parent and Merger Sub contained herein shall have been true, except where the failure to be true, individually or in the aggregate, has not had or is not reasonably expected to have, a Material Adverse Effect on Parent and its subsidiaries taken as a whole, in each case when made and on and as of the Closing Date as though made on and as of the Closing Date (except for representations and warranties made as of a specified date, which shall speak only as of the specified date).

     (b) Parent shall have performed or complied in all material respects with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the time of the Closing.

     (c) Parent shall have delivered to the Company a certificate, dated the date of the Closing, signed by the President or any Vice President of Parent (but without personal liability thereto), certifying as to the fulfillment of the conditions specified in Sections 7.3(a) and 7.3(b).

     (d) The Company shall have received an opinion of its tax counsel, Skadden, Arps, Slate, Meagher & Flom LLP, dated the Effective Time, to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. The issuance of such opinion shall be conditioned on the receipt by such tax counsel of representation letters from each of the Parent, Merger Sub and the Company, in each case, in form and substance reasonably satisfactory to Skadden, Arps, Slate, Meagher & Flom LLP. Each such representation letter shall be dated on or before the date of such opinion and shall not have been withdrawn or modified in any material respect.

                                  ARTICLE VIII

                         TERMINATION; AMENDMENT; WAIVER

     SECTION 8.1 Termination by Mutual Agreement. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval of the Merger by the Company Requisite Vote referred to in Section 7.1(a), by mutual written consent of the Company and Parent by action of their respective Boards of Directors.

     SECTION 8.2 Termination by Either Parent or the Company. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the Board of Directors of either Parent or the Company if:

     (a) the Merger shall not have been consummated by February 29, 2000, whether such date is before or after the date of approval of the Merger by the Company Requisite Vote (the "TERMINATION DATE"); provided, however, that if either Parent or the Company reasonably determines in good faith that additional time is necessary in connection with obtaining any consent, registration, approval, permit or authorization required to be obtained from any Governmental Entity, the Termination Date may be extended by Parent or the Company from time to time by written notice to the other party to a date not beyond March 31, 2000;

     (b) the Company Requisite Vote shall not have been obtained at the Company Stockholder Meeting or at any adjournment or postponement thereof;

     (c) any Law permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall become final and non-appealable (whether before or after the approval of the Merger by the Company Requisite Vote); or

     (d) any Governmental Entity shall have failed to issue an order, decree or ruling or to take any other action which is necessary to fulfill the conditions set forth in Sections 7.1(b), 7.1(d) and 7.2(e), as applicable, and such denial of a request to issue such order, decree or ruling or take such other action shall have been final and nonappealable; provided, however, that the right to terminate this Agreement pursuant to this Section 8.2 shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the occurrence of the failure of the Merger to be consummated.

     SECTION 8.3 Termination by the Company. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval of the Merger by the Company Requisite Vote referred to in Section 7.1(a), by action of the Company Board:

     (a) if (i) the Company is not in breach of Section 6.5, (ii) the Merger shall not have been approved by the Company Requisite Vote, (iii) the Company Board authorizes the Company, subject to complying with the terms of this Agreement, to enter into a binding written agreement concerning a transaction that constitutes a Superior Proposal and the Company notifies Parent in writing that it intends to enter into such an agreement, attaching the most current version of such agreement to such notice, and (iv) during the three business day period after the Company's notice, (A) the Company shall have negotiated with, and shall have caused its respective financial and legal advisors to negotiate with, Parent to attempt to make such commercially reasonable adjustments in the terms and conditions of this Agreement as would enable the Company to proceed with the transactions contemplated hereby and (B) the Company Board shall have concluded, after considering the results of such negotiations, that any Superior Proposal giving rise to the Company's notice continues to be a Superior Proposal. The Company may not effect such termination unless contemporaneously therewith the Company pays to Parent in immediately available funds the fees required to be paid pursuant to Section 8.5. The Company agrees (x) that it will not enter into a binding agreement referred to in clause (iii) above until at least the day following the third business day after it has provided the notice to Parent required thereby and (y) to notify Parent promptly if its intention to enter into a written agreement referred to in its notification shall change at any time after giving such notification; or

     (b) if there is a breach by Parent or Merger Sub of any representation, warranty, covenant or agreement contained in this Agreement that cannot be cured and would cause a condition set forth in Section 7.3(a) or 7.3(b) to be incapable of being satisfied as of the Termination Date.

     SECTION 8.4 Termination by Parent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by Parent, if:

     (a) the Company enters into a binding agreement for a Superior Proposal, or the Company Board shall have withdrawn or adversely modified its approval or recommendation of the Merger; or

     (b) there is a breach by the Company of any representation, warranty, covenant or agreement contained in this Agreement that cannot be cured and would cause a condition set forth in Section 7.2(a) or 7.2(b) to be incapable of being satisfied as of the Termination Date.

     SECTION 8.5  Effect of Termination and Abandonment.

     (a) In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article VIII, this Agreement (other than this Section 8.5, Sections 5.2(c) and 6.13, and Article IX) shall become void and of no effect with no liability on the part of any party hereto (or of any of its directors, officers, employees, agents, legal and financial advisors, or other representatives); provided, however, that except as otherwise provided herein, no such termination shall relieve any party hereto of any liability or damages resulting from any willful breach of this Agreement.

     (b) In the event that (i) a bona fide Acquisition Proposal shall have been made or any person shall have publicly announced an intention (whether or not conditional) to make a bona fide Acquisition Proposal in respect of the Company or any of its subsidiaries and thereafter this Agreement is terminated by either Parent or the Company pursuant to Section 8.2(b) (provided that within 9 months of the termination of this Agreement any Acquisition Proposal by a third party is entered into, agreed to, or consummated by the Company) or (ii) this Agreement is terminated by the Company pursuant to Section 8.3(a), or (iii) this Agreement is terminated by Parent pursuant to Section 8.4(a) or Section 8.4(b) as a result of a material breach by the Company of any of the covenants set forth in Section 6.5 hereof, then the Company shall pay Parent a termination fee of $41,700,000 in same-day funds, on the date of such termination, in the case of clause (ii) or (iii), or on the earlier of the date an agreement is entered into in respect of an Acquisition Proposal or an Acquisition Proposal is consummated in the case of clause (i), provided, however, that notwithstanding the foregoing, Parent will not be entitled
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

to a termination fee pursuant to clause (i) above in the event the Acquisition Proposal entered into, agreed to or consummated after such termination is an Acquisition Proposal whereby (A) the Company or any of its subsidiaries acquires a third party (the "EXEMPT ACQUIRED PERSON") pursuant to a merger, consolidation, recapitalization, share exchange or similar transaction in which the Company survives and the shareholders of the Exempt Acquired Person receive shares of Company Common Stock which, immediately following consummation of such merger, consolidation, recapitalization, share exchange or similar transaction, will represent no more than 45% of the issued and outstanding shares of Company Common Stock (or securities convertible or exchangeable into, or exercisable for Company Common Stock, whether upon the passage of time or otherwise) and (B) such Exempt Acquired Person, or any affiliate or affiliates thereof, was or were not the subject of an Acquisition Proposal at any time after the date hereof prior to the termination of this Agreement.

     (c) The Company acknowledges that the agreements contained in Section 8.5(b) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent and Merger Sub would not have entered into this Agreement; accordingly, if the Company fails to promptly pay the amount due pursuant to Section 8.5(b), and, in order to obtain such payment, Parent commences a suit which results in a judgment against the Company for the fee set forth in this Section 8.5, the Company shall pay to Parent its costs and expenses (including, attorneys' fees) in connection with such suit, together with interest from the date of termination of this Agreement on the amounts owed at the prime rate of Bank of America, N.A., in effect from time to time during such period.

     SECTION 8.6 Amendment. This Agreement may be amended by action taken by the Company, Parent and Merger Sub at any time before or after approval of the Merger by the Company Requisite Vote but, after any such approval, no amendment shall be made which requires the approval of such stockholders under applicable Law without such approval. This Agreement may not be amended except by an instrument in writing signed on behalf of the parties hereto.

     SECTION 8.7 Extension; Waiver. At any time prior to the Effective Time, each party hereto (for these purposes, Parent and Merger Sub shall together be deemed one party and the Company shall be deemed the other party) may (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document, certificate or writing delivered pursuant hereto, or (iii) waive compliance by the other party with any of the agreements or conditions contained herein. Any agreement on the part of either party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

                                   ARTICLE IX

                                 MISCELLANEOUS

     SECTION 9.1  Entire Agreement; Assignment.

     (a) This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement between the parties hereto in respect of the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties in respect of the subject matter hereof, other than the Confidentiality Agreement (which shall remain in effect).

     (b) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by operation of Law (including by merger or consolidation) or otherwise without the prior written consent of the other parties. Any assignment in violation of the preceding sentence shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns.

     SECTION 9.2 Notices. All notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (i) five business days following sending by

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

registered or certified mail, postage prepaid, (ii) when sent if sent by facsimile; provided, however, that the facsimile is promptly confirmed by telephone confirmation thereof, (iii) when delivered, if delivered personally to the intended recipient, and (iv) one business day following sending by overnight delivery via a national courier service, and in each case, addressed to a party at the following address for such party:

if to Merger Sub or to
  Parent, to:              Texas Instruments Incorporated
                           7839 Churchill Way, M/S 3995
                           Dallas, Texas 75251

                                 -or-

                           P.O. Box 650311, M/S 3995
                           Dallas, Texas 75265
                           Attention: Charles D. Tobin
                           Facsimile No.: (972) 917-3804

with copies to:            Texas Instruments Incorporated
                           8505 Forest Lane, M/S 8658
                           Dallas, Texas 75243

                                 -or-

                           P.O. Box 660199, M/S 8658
                           Dallas, Texas 75266
                           Attention: Richard J. Agnich, Esq.
                           Facsimile No.: (972) 480-5061

                                 and

                           Weil, Gotshal & Manges LLP
                           100 Crescent Court, Suite 1300
                           Dallas, Texas 75201-6950
                           Attention: R. Scott Cohen, Esq.
                           Facsimile: (214) 746-7777

if to the Company, to:     Unitrode Corporation
                           7 Continental Boulevard
                           Merrimack, New Hampshire 03054-4334
                           Attention: Allan R. Campbell, Esq.
                           Facsimile: (603) 429-8771

with a copy to:            Skadden, Arps, Slate, Meagher & Flom LLP
                           One Beacon Street
                           Boston, Massachusetts 02108
                           Attention: Margaret Brown, Esq.
                           Facsimile: (617) 573-4815

or to such other address or facsimile number as the person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

     SECTION 9.3 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Maryland, without giving effect to the choice of Law principles thereof.

     SECTION 9.4 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     SECTION 9.5 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and, except as provided in Section 6.7, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     SECTION 9.6 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     SECTION 9.7 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Maryland or in Maryland state court, this being in addition to any other remedy to which they are entitled at Law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of Maryland or any Maryland state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a federal or state court sitting in the State of Maryland.

     SECTION 9.8 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

     SECTION 9.9  Interpretation.

     (a) The words "hereof," "herein," "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit, and schedule references are to the articles, sections, paragraphs, exhibits, and schedules of this Agreement unless otherwise specified. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation," the word "or" shall mean "and/or." All terms defined in this Agreement shall have the defined meanings contained herein when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time, amended, qualified or supplemented, including (in the case of agreements and instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and all attachments thereto and instruments incorporated therein. References to a person are also to its permitted successors and assigns.

     (b) The phrases "the date of this Agreement," "the date hereof," and terms of similar import, unless the context otherwise requires, shall be deemed to refer to July 25, 1999. The phrase "made available" in this Agreement shall mean that the information referred to has been actually delivered to the party to whom such information is to be made available.

     (c) The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

     SECTION 9.10  Definitions. As used herein,

     (a) "BENEFICIAL OWNERSHIP" or "BENEFICIALLY OWN" has the meaning provided in Section 13(d) of the Exchange Act and the rules and regulations thereunder.

     (b) "BUSINESS DAY" shall mean any day other than Saturday, Sunday or any day on which banks in New York City, New York are required or authorized by Law to be closed for business.

     (c) "KNOW" or "KNOWLEDGE" means, in respect of any party, the actual knowledge of such party's executive officers, without any requirement to undertake an independent investigation.

     (d) "MATERIAL ADVERSE EFFECT" means in respect of any entity, any change, circumstance, effect or development that, individually or in the aggregate with all other changes, circumstances and effects, is or is reasonably likely to be materially adverse to (i) the assets, properties, financial condition or results of operations of such entity and its subsidiaries taken as a whole, other than any change, circumstance, effect or development (A) relating to the economy in general in any country in which such entity operates or owns assets, (B) relating to the semiconductor industry (it being understood that this clause (B) shall not exclude, in the case of any Material Adverse Effect with respect to the Company, any change, circumstance, effect or development relating to the semiconductor industry that disproportionately impacts the Company), (C) arising out of or resulting from actions contemplated by the parties in connection with, or which is attributable to, the announcement of this Agreement and the transactions contemplated hereby (including loss of customers or suppliers or the delay or cancellation of orders for products, but excluding in the case of the Company the loss of employees), or (D) any shareholder litigation or litigation by any Governmental Entity, in each case brought or threatened against such entity or any member of its board of directors in respect of this Agreement or the transactions contemplated hereby; provided that neither (x) any change in the market price or trading volume of the Company Common Stock or Parent Common Stock nor (y) a failure by the Company or Parent to meet the revenue or earnings predictions of equity analysis reflected in the First Call consensus estimate, or any other revenue or earnings predictions or expectations, for any period ending on or after the date of this Agreement shall, in and of itself, constitute a Material Adverse Effect (it being understood that this proviso, as it relates to (y), shall not exclude any underlying change, circumstance, effect or development which resulted in such failure to meet such estimates, predictions or expectations), or (ii) the ability of such party to consummate the transactions contemplated by this Agreement.

     (e) "PERSON" means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in the Exchange Act).

     (f) "SUBSIDIARY" means, in respect of any party, any corporation, partnership or other entity or organization, whether incorporated or unincorporated, of which (i) such other party or any other subsidiary of such party is a general partner (excluding such partnerships where such party or any subsidiary of such party does not have a majority of the voting interest in such partnership) or (ii) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions in respect of such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its subsidiaries, or by such party and one or more of its subsidiaries.

                [THE REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the date first above written.

                                            UNITRODE CORPORATION

                                            By:  /s/ ROBERT J. RICHARDSON
                                              ----------------------------------
                                                Name: Robert J. Richardson
                                                Title: Chairman of the Board and
                                                       Chief Executive Officer

                                            TEXAS INSTRUMENTS INCORPORATED

                                            By:   /s/ DELBERT A. WHITAKER
                                              ----------------------------------
                                                Name: Delbert A. Whitaker
                                                Title: Senior Vice President

                                            UNICORN ACQUISITION CORP.

                                            By:   /s/ DELBERT A. WHITAKER
                                              ----------------------------------
                                                Name: Delbert A. Whitaker
                                                Title: President

                                    ANNEX B
                                VOTING AGREEMENT

     In consideration of Texas Instruments Incorporated, a Delaware corporation ("PARENT"), Unicorn Acquisition Corp., a Maryland corporation ("MERGER SUB"), and Unitrode Corporation, a Maryland corporation (the "COMPANY"), entering into on the date hereof an Agreement and Plan of Merger, dated as of the date hereof (the "MERGER AGREEMENT") which provides, among other things, that Merger Sub, upon the terms and subject to the conditions thereof, will be merged with and into the Company (the "MERGER") and each outstanding share of Company Common Stock (as defined in the Merger Agreement) will be converted into the Share Consideration (as defined in the Merger Agreement) in accordance with the terms of the Merger Agreement, each of the undersigned holders (each, a "STOCKHOLDER") of shares of Company Common Stock agrees with each of Parent, Merger Sub and the Company as follows:

          1. Each Stockholder hereby agrees, in person or by proxy, to vote the shares of Company Common Stock set forth opposite its name in SCHEDULE A hereto (the "SCHEDULE A SECURITIES") to approve and adopt the Merger and the transactions contemplated thereby at any meeting or meetings of the stockholders of the Company, and at any adjournment thereof or pursuant to action by written consent, at or by which the Merger or such other transactions, are submitted for the consideration and vote of the stockholders of the Company.

          2. Each Stockholder hereby agrees that such Stockholder shall not enter into any voting agreement or grant a proxy or power of attorney with respect to the Schedule A Securities which is inconsistent with the obligations of such Stockholder under this Agreement.

          3. A Stockholder may sell, assign, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding in respect of the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Schedule A Securities during the term of this Agreement provided such Stockholder provides written notice to Parent and first obtains a written agreement from the proposed transferee pursuant to which the proposed transferee agrees to be bound by the terms of this Agreement.

          4. Each Stockholder hereby represents and warrants to Parent and Merger Sub that as of the date hereof:

             (a) Such Stockholder (i) owns beneficially all of the shares of Company Common Stock set forth opposite the Stockholder's name in SCHEDULE A hereto, (ii) has the legal power, authority and right to enter into, execute and deliver this Voting Agreement without the consent or approval of any other person, and (iii) has not entered into any voting agreement or other similar agreement with or granted any person any proxy (revocable or irrevocable) in respect of such shares (other than this Voting Agreement).

             (b) Assuming due authorization, execution and delivery by the other parties hereto, this Voting Agreement is the valid and binding agreement of such Stockholder.

             (c) No investment banker, broker or finder is entitled to a commission or fee from such Stockholder in respect of this Voting Agreement based upon any arrangement or agreement made by or on behalf of the Stockholder.

          5. If any provision of this Voting Agreement shall be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining provisions of this Voting Agreement.

          6. This Voting Agreement may be executed in two or more counterparts each of which shall constitute one and the same instrument.

          7. The parties hereto agree that if for any reason any party hereto shall have failed to perform its obligations under this Voting Agreement, then the party seeking to enforce this Voting Agreement against such non-performing party shall be entitled to specific performance and injunctive and other equitable relief, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive relief. This provision is without prejudice to any other rights or remedies, whether at law or in equity, that any party hereto may have against any other party hereto for any failure to perform its obligations under this Voting Agreement.

          8. This Voting Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

          9. This Agreement shall terminate upon the earlier of (a) the Effective Time (as defined in the Merger Agreement) or (b) the termination of the Merger Agreement in accordance with its terms.

          10. Parent, Merger Sub and the Company understand and agree that this Agreement pertains only to each Stockholder and not to any of its affiliates, if any, or advisers.

          11. Neither Parent, Merger Sub nor the Company will enter into any agreement with any other stockholder of the Company having a purpose or effect substantially similar to that of this Voting Agreement on financial terms (in respect of such other stockholder) more favorable than the terms of this Voting Agreement.

          12. Any Stockholder who is also a director or officer of the Company will not, by execution of this Agreement, be precluded from exercising his or her duties under applicable law in his or her capacity as a director with respect to the Company and nothing herein will limit or affect, or give rise to any liability to a Stockholder by virtue of any actions taken by such Stockholder in his or her capacity as a director or officer of the Company.

          13. Nothing contained in this Voting Agreement shall be deemed to vest in Parent, Merger Sub or the Company any direct or indirect ownership or incidence of ownership of or with respect to any Schedule A Securities. All rights, ownership and economic benefits of and relating to the Schedule A Securities shall remain and belong to the applicable Stockholder and neither Parent, Merger Sub nor the Company shall have any power or authority to direct any Stockholder in the voting of any Schedule A Securities or the performance by any Stockholder of its duties or responsibilities as a stockholder of the Company, except as otherwise provided herein.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of July 25, 1999.

                                        TEXAS INSTRUMENTS INCORPORATED

                                        By:     /s/ DELBERT A. WHITAKER
                                           -------------------------------------
                                                  Delbert A. Whitaker
                                                 Senior Vice President

                                        UNICORN ACQUISITION CORP.

                                        By:     /s/ DELBERT A. WHITAKER
                                           -------------------------------------
                                                  Delbert A. Whitaker
                                                 Senior Vice President

                                        UNITRODE CORPORATION

                                        By:         /s/ JOHN KOKULIS
                                           -------------------------------------
                                            Name: John Kokulis
                                            Title: Executive Vice President/CFO

                                        STOCKHOLDERS

                                               /s/ DIETRICH R. ERDMANN
                                        ----------------------------------------
                                                  Dietrich R. Erdmann

                                                 /s/ ROBERT L. GABLE
                                        ----------------------------------------
                                                    Robert L. Gable


                                              /s/ ROBERT J. RICHARDSON

                                        ----------------------------------------
                                                  Robert J. Richardson


                                                /s/ ALLAN R. CAMPBELL

                                        ----------------------------------------
                                                   Allan R. Campbell

                                               /s/ RAYMOND G. HAWKINS
                                        ----------------------------------------
                                                   Raymond G. Hawkins

                                   SCHEDULE A

                                       TO

                                VOTING AGREEMENT

STOCKHOLDER               CLASS   NUMBER OF SHARES
-----------               -----   ----------------
Dietrich R. Erdmann       Common      605,212
Robert L. Gable           Common       87,000
Robert J. Richardson      Common       50,000
Allan R. Campbell         Common      119,750
Raymond G. Hawkins        Common        6,000

                                                                         ANNEX C

                             STOCK OPTION AGREEMENT

     STOCK OPTION AGREEMENT, dated as of July 25, 1999 (the "STOCK OPTION AGREEMENT"), between Texas Instruments Incorporated, a Delaware corporation ("PARENT"), and Unitrode Corporation, a Maryland corporation (the "COMPANY").

     WHEREAS, Parent, Unicorn Acquisition Corp., a Maryland corporation and a wholly owned subsidiary of Parent ("MERGER SUB"), and the Company are parties to that certain Agreement and Plan of Merger, dated as of the date hereof (the "MERGER AGREEMENT"), which provides, among other things, that Merger Sub, on the terms and subject to the conditions thereof, will merge with and into the Company with the Company surviving as a wholly owned subsidiary of Parent;

     WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has requested that the Company grant to Parent an option to purchase up to 6,470,760 shares of common stock, par value $0.01 per share ("COMMON STOCK") of the Company, upon the terms and subject to the conditions hereof; and

     WHEREAS, in order to induce Parent to enter into the Merger Agreement, the Company is willing to grant Parent the requested option.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

     1. The Option; Exercise; Adjustments. (a) Subject to the other terms and conditions set forth herein, the Company hereby grants to Parent an irrevocable option (the "OPTION") to purchase up to 6,470,760 shares of Common Stock (the "SHARES"). The purchase price per Share (the "PURCHASE PRICE") shall be $38.60. The Purchase Price and the number of Shares shall be subject to adjustment as provided in Section 1(c) hereof.

     (b) Parent may exercise the Option with respect to any or all of the Option Shares at any one time or from time to time, subject to the provisions of
Section 1(c) hereof, upon the occurrence of an Exercise Event (as defined below). Subject to the last sentence of this Section 1(b), the Option will terminate and be of no further force and effect upon the earliest to occur of
(i) the Effective Time (as defined in the Merger Agreement), (ii) 120 days after the first occurrence of an Exercise Event, and (iii) the termination of the Merger Agreement in accordance with its terms so long as, in the case of this clause (iii), no Exercise Event has occurred or could still occur under Section 8.5(b) of the Merger Agreement, in which case the Option will terminate on the later of (x) 120 days following the time such termination fee becomes unconditionally payable and (y) the expiration of the period in which an Exercise Event could occur pursuant to Section 8.5(b) of the Merger Agreement. "Exercise Event" means any event as a result of which Parent is unconditionally entitled to receive a termination fee pursuant to Section 8.5(b) of the Merger Agreement. Notwithstanding the termination of the Option, Parent shall be entitled to purchase the Shares with respect to which it has exercised the Option in accordance with the terms hereof prior to the termination of the Option.

     (c) In the event Parent is entitled to and wishes to exercise the Option, the Parent shall send a written notice to the Company (the "STOCK EXERCISE NOTICE") specifying a date (subject to the HSR Act (as defined below)) not later than 20 business days and not earlier than three business days following the date such notice is given for the closing of such purchase and specifying the number of Shares Parent wishes to purchase. In the event of any change in the number of issued and outstanding shares of Common Stock by reason of any stock dividend, stock split, split-up, recapitalization, merger or other change in the corporate or capital structure of the Company, the number of Shares subject to this Option and the purchase price per Share shall be appropriately adjusted to restore the Parent to its rights hereunder, including its right to purchase Shares representing approximately 19.9% of the capital stock or securities convertible or otherwise exchangeable for capital stock of the Company entitled to vote generally for the election of the directors of the Company that are issued and outstanding immediately prior to the exercise of the Option at an aggregate purchase price equal to the Purchase Price multiplied by 6,470,760.

     (d) At any time the Option is then exercisable pursuant to the terms of
Section 1(b) hereof, Parent may elect, in lieu of exercising the Option to purchase Shares provided in Section 1(a) hereof, to send a written notice to the Company (the "CASH EXERCISE NOTICE") specifying a date not later than 20 business days and not earlier than 10 business days following the date such notice is given on which date the Company shall pay to Parent an amount in cash equal to the Spread (as hereinafter defined) multiplied by all or such portion of the Shares subject to the Option as Parent shall specify in such Cash Exercise Notice. As used herein "SPREAD" shall mean the excess, if any, over the Purchase Price of the higher of (i) if applicable, the highest price per share of Common Stock (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid or proposed to be paid by any person pursuant to a definitive agreement executed by the Company with respect to an Acquisition Proposal (the "ALTERNATIVE PURCHASE PRICE") or (ii) the average closing price, for the five trading days ending on the trading day immediately preceding the date of the Cash Exercise Notice, per share of Common Stock as reported on the New York Stock Exchange (the "CLOSING PRICE"). If the Alternative Purchase Price includes any property other than cash, the Alternative Purchase Price shall be the sum of (i) the fixed cash amount, if any, included in the Alternative Purchase Price plus (ii) the fair market value of such other property. If such other property consists of securities with an existing public trading market, the average of the closing prices (or the average of the closing bid and asked prices if closing prices are unavailable) for such securities in their principal public trading market on the five trading days ending on the trading day immediately preceding the date of the Cash Exercise Notice shall be deemed to equal the fair market value of such property. If such other property consists of something other than cash or securities with an existing public trading market and, as of the payment date for the Spread, agreement on the value of such other property has not been reached between the parties hereto, the Alternative Purchase Price shall be deemed to equal the Closing Price. Upon exercise of its right to receive cash pursuant to the exercise of the Option, the obligations of the Company to deliver Shares pursuant to Section 3 shall be terminated with respect to such number of Shares for which Parent shall have elected to be paid the Spread.

     2. Conditions to Delivery of Shares. The Company's obligation to deliver Shares upon exercise of the Option is subject only to the conditions that:

          (i) No preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction in the United States prohibiting the delivery of the Shares shall be in effect; and

          (ii) Any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR ACT") shall have expired or been terminated; and

          (iii) All consents, approvals, orders, notifications, filings or authorizations, the failure of which to make or obtain would have the effect of making the issuance of Shares to Parent illegal ("OTHER REQUISITE CONSENTS"), shall have been made or obtained.

     3. The Closing. (a) Any closing hereunder shall take place on the date specified by Parent in its Stock Exercise Notice or Cash Exercise Notice, as the case may be, at such reasonable time and place as may be indicated in the Stock Exercise Notice or the Cash Exercise Notice, as applicable, or at the election of the Company at 10:00 A.M., local time, at the offices of Weil, Gotshal & Manges LLP, 100 Crescent Court, Suite 1300, Dallas, Texas, or, if the conditions set forth in Section 2(i), 2(ii) or 2(iii) have not then been satisfied, on the second business day following the satisfaction of such conditions, or at such other time and place as the parties hereto may agree (the "CLOSING DATE"). On the Closing Date, (i) in the event of a closing pursuant to Section 1(c) hereof, the Company will deliver to Parent a certificate or certificates, duly endorsed (or accompanied by duly executed stock powers), representing the Shares in the denominations designated by Parent in its Stock Exercise Notice and Parent will purchase such Shares from the Company at a cash price per Share equal to the Purchase Price or (ii) in the event of a closing pursuant to Section 1(d) hereof, the Company will deliver to Parent cash in an amount determined pursuant to Section 1(d) hereof. Any payment made by Parent to the Company, or by the Company to Parent, pursuant to this Stock Option Agreement shall be made by wire transfer of immediately available funds to a bank designated by the party receiving such funds.

     (b) The certificates representing the Shares may bear an appropriate legend relating to the fact that such Shares have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT").

     4. Representations and Warranties of the Company. The Company represents and warrants to Parent that (a) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the requisite corporate power and authority to enter into and perform this Stock Option Agreement; (b) the execution and delivery of this Stock Option Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company and this Stock Option Agreement has been duly and validly executed and delivered by a duly authorized officer of the Company and will constitute a valid and binding obligation of the Company subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the Company has taken all necessary corporate action to authorize and reserve the Shares issuable upon exercise of the Option and the Shares, when issued and delivered by the Company upon exercise of the Option, will be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights; (d) except as otherwise required by the HSR Act or for the Other Requisite Consents, the execution and delivery of this Stock Option Agreement by the Company and the consummation by it of the transactions contemplated hereby do not require the consent, waiver, approval or authorization of or any filing with any person or public authority and will not violate, result in a breach of or the acceleration of any obligation under, or constitute a default under, any provision of any charter or bylaw, indenture, mortgage, lien, lease, agreement, contract, instrument, order, law, rule, regulation, judgment, ordinance, or decree, or restriction by which the Company or any of its subsidiaries or any of their respective properties or assets is bound, except where the failure to obtain such consent, waiver, approval or authorization or make such filing, or where such breach, acceleration or default, is not reasonably expected to have a Material Adverse Effect (as defined in the Merger Agreement) on the Company and its subsidiaries taken as a whole or on the ability of the Company to consummate the transactions contemplated hereby; and (e) no "fair price", "moratorium", "control share acquisition", "interested stockholder" or other form of antitakeover statute or regulation (including, without limitation, Subtitle 6 (Sections 3-601 through 3-603) and Subtitle 7 (Sections 3-701 through 3-709) of the Corporation Law of the State of Maryland) is applicable to the acquisition of Shares pursuant to this Stock Option Agreement.

     5. Representations and Warranties of the Parent. Parent represents and warrants to the Company that (a) Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to enter into and perform this Stock Option Agreement; (b) the execution and delivery of this Stock Option Agreement by Parent and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and this Stock Option Agreement has been duly and validly executed and delivered by a duly authorized officer of Parent and will constitute a valid and binding obligation of Parent enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and (c) Parent is acquiring the Option and, if and when it exercises the Option, will be acquiring the Shares issuable upon the exercise thereof for its own account and not with a view to distribution or resale in any manner which would be in violation of the Securities Act.

     6. Listing of Shares; HSR Act Filings; Governmental Consents. Subject to applicable law and the rules and regulations of the New York Stock Exchange (or any other national securities exchange or quotation system on which the Common Stock is then listed) (as applicable, the "STOCK EXCHANGE"), when the Option becomes exercisable hereunder, the Company will promptly file an application to list the

Shares on the Stock Exchange and will use all reasonable efforts to effect all necessary filings by the Company under the HSR Act. Each of the parties hereto will use all reasonable efforts to obtain consents of all third parties and governmental authorities (including any Other Requisite Consents), if any, necessary to the consummation of the transactions contemplated hereby.

     7. Registration Rights. (a) In the event that Parent shall desire to sell any of the Shares within two years after the purchase of such Shares pursuant hereto, and such sale requires, in the opinion of counsel to Parent, which opinion shall be reasonably satisfactory to the Company and its counsel, registration of such Shares under the Securities Act, the Company will cooperate with Parent and any underwriters in registering such Shares for resale, including, without limitation, promptly filing a registration statement which complies with the requirements of applicable federal and state securities laws, entering into an underwriting agreement with such underwriters upon such terms and conditions as are customarily contained in underwriting agreements with respect to secondary distributions; provided that the Company shall not be required to have declared effective more than two registration statements hereunder and shall be entitled to delay the filing or effectiveness of any registration statement for up to 120 days if the offering would, in the good faith judgment of the Board of Directors of the Company, require premature disclosure of any material corporate development or otherwise interfere with or adversely affect any pending or proposed offering of securities of the Company or any other material transaction involving the Company. Parent shall use its reasonable efforts to cause, and to cause any underwriters of any sale or disposition to cause, any sale or disposition pursuant to such registration statement to be effected on a widely disseminated basis so that upon consummation thereof no purchaser or transferee will own beneficially more than 5.0% of the then outstanding voting power of the Company.

     (b) If the Common Stock is registered pursuant to the provisions of this
Section 7, the Company agrees (i) to furnish copies of the registration statement and the prospectus relating to the Shares covered thereby in such numbers as Parent may from time to time reasonably request and (ii) if any event shall occur as a result of which it becomes necessary to amend or supplement any registration statement or prospectus, to prepare and file under the applicable securities laws such amendments and supplements as may be necessary to keep available for at least 90 days a prospectus covering the Common Stock meeting the requirements of such securities laws, and to furnish Parent such numbers of copies of the registration statement and prospectus as amended or supplemented as may reasonably be requested. Parent will provide information reasonably requested by the Company for inclusion in any registration statement to be filed pursuant to this Section 7. The Company shall bear the cost of the registration, including, but not limited to, all registration and filing fees, printing expenses, and fees and disbursements of counsel and accountants for the Company, except that Parent shall pay the fees and disbursements of its counsel, and the underwriting fees and selling commissions applicable to the shares of Common Stock sold by Parent. In connection with any registration pursuant to this
Section 7, Parent and the Company shall provide each other and each underwriter of the offering with customary representations, warranties and covenants, including indemnification and contribution. If a requested registration pursuant to this Section 7 involves an underwritten offering, the underwriter or underwriters thereof shall be a nationally recognized firm or firms selected by the Company, which firm or firms shall be reasonably satisfactory to Parent.

     8. Expenses. Each party hereto shall pay its own expenses incurred in connection with this Stock Option Agreement.

     9. Specific Performance. The Company acknowledges that if the Company fails to perform any of its obligations under this Stock Option Agreement immediate and irreparable harm or injury would be caused to Parent for which money damages would not be an adequate remedy. In such event, the Company agrees that Parent shall have the right, in addition to any other rights it may have, to specific performance of this Stock Option Agreement. Accordingly, if Parent should institute an action or proceeding seeking specific enforcement of the provisions hereof, the Company hereby waives the claim or defense that Parent has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists. The Company further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.

     10. Profit Limitation. (a) Notwithstanding any other provision of this Stock Option Agreement, in no event shall Parent's Total Profit (as hereinafter defined) exceed $55,600,000 and, if it otherwise would exceed such amount, Parent, at its sole election, shall either (a) deliver to the Company for cancellation Shares previously purchased by Parent, (b) pay cash to the Company or (c) undertake any combination thereof, so that Parent's Total Profit shall not exceed $55,600,000 after taking into account the foregoing actions.

     (b) Notwithstanding any other provision of this Stock Option Agreement, this Option may not be exercised for a number of Shares as would, as of the date of the Stock Exercise Notice, result in a Notional Total Profit (as defined below) of more than $55,600,000 and, if exercise of the Option otherwise would exceed such amount, Parent, at its discretion, may increase the Purchase Price for that number of Shares set forth in the Stock Exercise Notice so that the Notional Total Profit shall not exceed $55,600,000; provided, that nothing in this sentence shall restrict any exercise of the Option permitted hereby on any subsequent date at the Purchase Price set forth in Section 1(a) hereof.

     (c) As used herein, the term "TOTAL PROFIT" shall mean the aggregate amount (before taxes) of the following: (i) the amount of cash received by Parent pursuant to Section 1(d), (ii) (x) the cash amounts or the fair market value of any property received by Parent pursuant to the sale of Shares (or any other securities into which such Shares are converted or exchanged), less (y) Parent's Purchase Price for such Shares, and (iii) any fees received pursuant to Section 8.5(b) of the Merger Agreement.

     (d) As used herein, the term "NOTIONAL TOTAL PROFIT" with respect to any number of Shares as to which Parent may propose to exercise this Option shall be the Total Profit determined as of the date of the Stock Exercise Notice assuming that this Option were exercised on such date for such number of Shares and assuming that such Shares, together with all other Shares held by Parent and its affiliates as of such date, were sold for cash at the closing market price for the Common Stock as of the close of business on the preceding trading day (less customary brokerage commissions).

     11. Transfers. The Shares may not be sold, assigned, transferred, or otherwise disposed of except (i) in an underwritten public offering as provided in Section 7 hereof or (ii) to any purchaser or transferee who, to Parent's knowledge, would immediately following such sale, assignment, transfer or disposal, beneficially own more than 5.0% of the then outstanding voting power of the Company; provided, however, that Parent shall be permitted to sell any Shares if such sale is made pursuant to a tender or exchange offer.

     12. Notice. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been fully given if
(i) delivered personally; (ii) sent by certified or registered mail, return receipt requested; (iii) sent by overnight courier for delivery on the next business day; or (iv) sent by confirmed facsimile, provided that a hard copy of all such materials is thereafter sent within 24 hours in the manner described in clauses (i), (ii) or (iii), to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

        If to Parent:
               Texas Instruments Incorporated
               7839 Churchill Way, M/S 3995
               Dallas, Texas 75251

                    -- or --

               P.O. Box 650311, M/S 3995
               Dallas, Texas 75265
               Attention: Charles D. Tobin
               Facsimile No.: (972) 917-3804

          With copies to:
               Texas Instruments Incorporated
               8505 Forest Lane, M/S 8658
               Dallas, Texas 75243

                    -- or --

               P.O. Box 660199, M/S 8658
               Dallas, Texas 75266
               Attention: Richard J. Agnich, Esq.
               Facsimile No.: (972) 480-5061

                    and

               Weil, Gotshal & Manges LLP
               100 Crescent Court, Suite 1300
               Dallas, Texas 75201
               Attention: R. Scott Cohen
               Facsimile No.: (214) 746-7777

          If to the Company:
               Unitrode Corporation
               7 Continental Boulevard
               Merrimack, New Hampshire 03054
               Attention: Allan R. Campbell, Esq.
               Facsimile No.: (603) 429-8771

          With a copy to:
               Skadden, Arps, Slate, Meagher & Flom LLP
               One Beacon Street, 31st Floor
               Boston, Massachusetts 02108
               Attention: Margaret A. Brown, Esq.
               Facsimile No.: (617) 573-4822

     Notices provided in accordance with this Section 12 shall be deemed delivered (i) on the date of personal delivery, (ii) four business days after deposit in the mail, (iii) one business day after delivery to an overnight courier, or (iv) on the date of confirmation of the facsimile transmission, as the case may be.

     13. Parties in Interest. This Stock Option Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors and permitted assigns; provided, however, that such successor in interest or permitted assigns shall agree to be bound by the provisions of this Stock Option Agreement. Nothing in this Stock Option Agreement, express or implied, is intended to confer upon any person other than the Company or Parent, or their successors or assigns, any rights or remedies under or by reason of this Stock Option Agreement.

     14. Entire Agreement; Amendments. This Stock Option Agreement, together with the Merger Agreement and the other documents referred to therein, contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, oral or written, with respect to such transactions. This Stock Option Agreement may not be changed, amended or modified orally, but may be changed only by an agreement in writing signed by the party against whom any waiver, change, amendment, modification or discharge may be sought.

     15. Assignment. No party to this Stock Option Agreement may assign any of its rights or obligations under this Stock Option Agreement without the prior written consent of the other party hereto.

     16. Headings. The section headings herein are for convenience only and shall not affect the construction of this Stock Option Agreement.

     17. Counterparts. This Stock Option Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

     18. Governing Law. This Stock Option Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to the choice of law principles thereof.

     19. Severability. If any term, provision, covenant or restriction of this Stock Option Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Stock Option Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

           [THIS REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Parent and the Company have caused this Stock Option Agreement to be duly executed and delivered on the day and year first above written.

                                            TEXAS INSTRUMENTS INCORPORATED

                                            By:   /s/ DELBERT A. WHITAKER
                                              ----------------------------------
                                                     Delbert A. Whitaker
                                                    Senior Vice President

                                            UNITRODE CORPORATION

                                            By:  /s/ ROBERT J. RICHARDSON
                                              ----------------------------------
                                                Name: Robert J. Richardson
                                                Title: Chairman of the Board and
                                                       Chief Executive Officer

                                                                         ANNEX D

[BROADVIEW LOGO]

NEW YORK
SILICON VALLEY
BOSTON
LONDON
TOKYO
MEMBER NASD
MEMBER SIPC
July 26, 1999

                                                                    CONFIDENTIAL

Board of Directors
Unitrode Corporation
7 Continental Boulevard
Merrimack, NH 03054

Dear Members of the Board:

     We understand that Unitrode Corporation ("Unitrode" or "Company"), Texas Instruments Incorporated ("TI" or "Parent") and Unitrode Acquisition Corp., a wholly-owned subsidiary of Parent ("Merger Sub"), propose to enter into an Agreement and Plan of Merger (the "Agreement") pursuant to which Merger Sub will be merged with and into the Company (the "Merger"). Pursuant to the Merger each share of Unitrode common stock ("Company Common Stock") will be converted into the right to receive the number of shares of common stock of Parent ("TI Common Stock") determined by dividing $38.60 by the Average Parent Stock Price (as defined in the Agreement) provided, however, that (i) if the Average Parent Stock Price is less than $133.70 then the Average Parent Stock Price will be deemed to be equal to $133.70, and (ii) if the Average Parent Stock Price is greater than $153.70 then the Average Parent Stock Price will be deemed to be equal to $153.70. The quotient obtained in accordance with the preceding sentence is referred to herein as the "Exchange Ratio". The terms and conditions of the above described Merger are more fully detailed in the Agreement.

     You have requested our opinion as to whether the Exchange Ratio is fair, from a financial point of view, to Unitrode stockholders.

     Broadview International LLC ("Broadview") focuses on providing merger and acquisition advisory services to information technology ("IT"), communications and media companies. In this capacity, we are continually engaged in valuing such businesses, and we maintain an extensive database of IT, communications and media mergers and acquisitions for comparative purposes. We are currently acting as financial advisor to Unitrode's Board of Directors and will receive a fee from Unitrode upon the successful conclusion of the Merger.

     In rendering our opinion, we have, among other things:

          1.) reviewed the terms of the executed Agreement furnished to us by Weil, Gotshal & Manges LLP on July 26, 1999;

          2.) reviewed Unitrode's annual report on Form 10-K for the fiscal year ended January 31, 1998, including the audited financial statements included therein, and Unitrode quarterly report on Form 10-Q for the period ended May 1, 1999, including the unaudited financial statements included therein;

          3.) reviewed certain internal financial and operating information, including quarterly projections through January 31, 2001, relating to Unitrode, prepared and furnished to us by Unitrode management;

          4.) participated in discussions with Unitrode management concerning the operations, business strategy, current financial performance and prospects for Unitrode;

BROADVIEW INT'L LLC                                ONE BRIDGE PLAZA, FORT LEE NJ
07024-7502         TEL 201/346-9000   FAX 201/346-9191         WWW.BROADVIEW.COM

          5.) discussed with Unitrode management its view of the strategic rationale for the Merger;

          6.) reviewed the recent reported closing prices and trading activity for Company Common Stock;

          7.) compared certain aspects of the financial performance of Unitrode with public companies we deemed comparable;

          8.) analyzed available information, both public and private, concerning other mergers and acquisitions we believe to be comparable in whole or in part to the Merger;

          9.) reviewed recent equity research analyst reports covering Unitrode;

          10.) reviewed TI's annual report on Form 10-K for the fiscal year ended December 31, 1998, including the audited financial statements included therein, TI's quarterly report on Form 10-Q for the period ended March 31, 1999, including the unaudited financial statements included therein and the press release issued by TI dated July 20, 1999 with respect to TI's financial performance for the three months ended June 30, 1999;

          11.) participated in discussions with TI management concerning the operations, business strategy, financial performance and prospects for TI;

          12.) reviewed the recent reported closing prices and trading activity for TI Common Stock;

          13) discussed with TI management its view of the strategic rationale for the Merger;

          14.) compared certain aspects of the financial performance of TI with public companies we deemed comparable;

          15.) considered the total number of shares of TI Common Stock outstanding and the average weekly trading volume of TI Common Stock;

          16.) reviewed recent equity analyst reports covering TI;

          17.) analyzed the anticipated effect of the Merger on the future financial performance of TI;

          18.) assisted in negotiations and discussions related to the Merger among Unitrode, TI and their respective financial and legal advisors; and

          19.) conducted other financial studies, analyses and investigations as we deemed appropriate for purposes of this opinion.

     In rendering our opinion, we have relied, without independent verification, on the accuracy and completeness of all the financial and other information (including without limitation the representations and warranties contained in the Agreement) that was publicly available or furnished to us by Unitrode, TI or TI's advisors. With respect to the financial projections examined by us, we have assumed that they were reasonably prepared and reflected the best available estimates and good faith judgments of the management of Unitrode as to the future performance of Unitrode. We have neither made nor obtained an independent appraisal or valuation of any of Unitrode's assets. We have not reviewed any internal financial projections prepared by TI management as such projections have not been made available to us.

     Based upon and subject to the foregoing, we are of the opinion that the Exchange Ratio is fair, from a financial point of view, to Unitrode stockholders.

     For purposes of this opinion, we have assumed that neither Unitrode nor TI is currently involved in any material transaction other than the Merger, other publicly announced transactions and those activities undertaken in the ordinary course of conducting their respective businesses. Our opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date of this opinion, and any change in such conditions would require a reevaluation of this opinion. We express no opinion as to the price at which TI Common Stock will trade at any time.

     This opinion speaks only as of the date hereof. It is understood that this opinion is for the information of the Board of Directors of Unitrode in connection with its consideration of the Merger and does not constitute a recommendation to any Unitrode stockholder as to how such stockholder should vote on the Merger. This opinion may not be published or referred to, in whole or part, without our prior written permission, which shall not be unreasonably withheld. Broadview hereby consents to references to and the inclusion of this opinion in its entirety in the Prospectus/Proxy Statement to be distributed to Unitrode stockholders in connection with the Merger.

                                            Sincerely,

                                            /s/ Broadview International LLC

                                  DETACH HERE

                                     PROXY

                              UNITRODE CORPORATION

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                              ON OCTOBER 15, 1999

         The undersigned stockholder of Unitrode Corporation, a Maryland Corporation (the "Company"), hereby appoints Robert J. Richardson and Allan R. Campbell, or either of them, as proxies for the undersigned with full power of substitution and resubstitution in each of them, to attend the Special Meeting of the Stockholders of the Company to be held on October 15, 1999, at 10:00 a.m., local time, and any postponement or adjournment thereof, at the offices of the Company at 7 Continental Boulevard, Merrimack, New Hampshire, 03054, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all the powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting of Stockholders and Proxy Statement/Prospectus and revokes any proxy heretofore given with respect to such meeting.

         The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" the proposal as described in the Proxy Statement/Prospectus and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

-----------                                                          -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE
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
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
    ------------------------------------------------------------   ---------------------------------------------------------------
                 PROXY AUTHORIZATION BY TELEPHONE                                   PROXY AUTHORIZATION BY INTERNET
    ------------------------------------------------------------   ---------------------------------------------------------------

    It's fast, convenient, and immediate!                         It's fast, convenient, and the proxy authorization/instructions
    Call Toll-Free on a Touch-Tone Phone                          are immediately confirmed and posted.
    1-877-PRX-VOTE(1-877-779-8683).

    Follow these four easy steps:                                 Follow these four easy steps:

    1. Read the accompanying Proxy Statement                      1. Read the accompanying Proxy Statement
       and Proxy Card.                                               and Proxy Card.

    2. Call the toll-free number                                  2. Go to the Website
       1-877-PRX-VOTE(1-877-779-8683). For                           http://www.eproxyvote.com/utr.
       stockholders residing outside the United
       States call collect on a touch tone phone                  3. Enter your 14-digit Voter Control Number
       1-201-536-8073.                                               located on your Proxy Card above your name.

    3. Enter your 14-digit Voter Control Number                   4. Follow the instructions provided.
       located on your Proxy Card above your name.

    4. Follow the recorded instructions.

    YOUR VOTE IS IMPORTANT!                                       YOUR VOTE IS IMPORTANT!
    Call 1-877-PRX-VOTE anytime!                                  Go to http://www.eproxyvote.com/utr anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE AUTHORIZING YOUR PROXIES BY TELEPHONE OR INTERNET



                                                       DETACH HERE


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

    THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE
    PROPOSAL STATED BELOW.

1. Approve and adopt the merger on substantially the terms and conditions set forth in   FOR    AGAINST    ABSTAIN
   the Agreement and Plan of Merger, dated as of July 25, 1999, by and among Texas       [ ]      [ ]        [ ]
   Instruments incorporated, a Delaware corporation ("Texas Instruments"), Unicorn
   Acquisition Corp., a Maryland corporation and a wholly owned subsidiary of Texas
   Instruments ("Unicorn Acquisition"), and Unitrode Corporation, a Maryland corporation
   ("Unitrode"), pursuant to which, among other things, (i) Unicorn Acquisition will be merged with and into Unitrode, with Unitrode surviving the merger, and (ii) each share of Unitrode common stock, $.01 par value per share, issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive between approximately 0.5023 and 0.5774 of a share of common stock,
   $1.00 par value per share, of Texas Instruments, other than fractional shares which will be paid in cash.

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the Special Meeting of the stockholders or any adjournment or postponement thereof.

                                                                  MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [ ]

                                                                  Please sign exactly as your name or names appear hereon. If shares are held jointly, each holder should sign. When signing in a fiduciary or representative capacity, please give full title. If the proxy is authorized by a corporation, it should be executed in the full corporate name by a duly authorized officer. If a partnership, please sign in the partnership name by an authorized person.

                                                                  PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY
                                                                  IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE
                                                                  SPECIAL MEETING ON OCTOBER 15, 1999. IF YOU ATTEND THE SPECIAL
                                                                  MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE
                                                                  PREVIOUSLY RETURNED YOUR PROXY.


Signature:                                   Date:          Signature:                                              Date:
          ----------------------------------      ---------           ---------------------------------------------      -----------
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